UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12
ADVANCED MICRO DEVICES, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ADVANCED MICRO DEVICES, INC.

2485 AUGUSTINE DRIVE

SANTA CLARA, CALIFORNIA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend our 2025 annual meeting of stockholders (our “Annual Meeting”) to be held on Wednesday, May 14, 2025 at 9:00 a.m. Pacific Time. Our Annual Meeting will be held virtually via the Internet at www.virtualshareholdermeeting.com/AMD2025. You will not be able to attend the Annual Meeting in person.

We are holding our Annual Meeting to:

•	Elect the eight director nominees named in this proxy statement;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•

Approve on a non-binding, advisory basis the compensation of our named executive officers (“Say-on-Pay”), as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”);

•

Approve an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 2.25 billion shares to 4.0 billion shares;

•	Approve an amendment and restatement of the Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change;

•	Vote on the stockholder proposal described in this proxy statement, if properly presented at our Annual Meeting; and

•	Transact any other business that properly comes before our Annual Meeting or any adjournment or postponement thereof.

We are pleased to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules. As a result, we are mailing to our stockholders (other than those who previously requested printed or emailed materials on an ongoing basis) a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of printed copies of our proxy materials. The Notice contains instructions on how to access our proxy materials on the Internet, how to vote on the Internet and how you can receive printed or emailed copies of our proxy materials at no charge. We believe that providing our proxy materials over the Internet will lower our Annual Meeting’s cost and environmental impact, while increasing the ability of our stockholders to access the information that they need.

Stockholders of record at the close of business on March 19, 2025 and holders of proxies for those stockholders may attend and vote at our Annual Meeting. To attend our Annual Meeting via the Internet, you must log in to www.virtualshareholdermeeting.com/AMD2025 using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials.

For additional details on Internet and telephone voting and the virtual meeting, please see pages 1-6 of the Proxy Statement.

Sincerely,

Ava M. Hahn

Senior Vice President, General Counsel and Corporate

Secretary

This notice of annual meeting is dated March 28, 2025 and will first be distributed and made available to the stockholders of Advanced Micro Devices, Inc. on or about March 28, 2025.

YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY

Important notice regarding Internet availability of proxy materials: This proxy statement and our

Annual Report on Form 10-K for the fiscal year ended December 28, 2024 are available at

www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

2025 NOTICE OF MEETING AND PROXY STATEMENT

2025 NOTICE OF MEETING AND PROXY STATEMENT

Table of Contents (continued)

Page

GRANTS OF PLAN-BASED AWARDS IN 2024	71

OPTION EXERCISES AND STOCK VESTED IN 2024	72

2024 NONQUALIFIED DEFERRED COMPENSATION	73

SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS	74

CHIEF EXECUTIVE OFFICER PAY RATIO	82

PAY VERSUS PERFORMANCE TABLE	83

EQUITY COMPENSATION PLAN INFORMATION	88

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	89

AUDIT AND FINANCE COMMITTEE REPORT	90

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91

Required Vote	91

Recommendation of the Board of Directors	91

Independent Registered Public Accounting Firm’s Fees	92

Pre-Approval Policies and Procedures	92

ITEM 3—APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)	93

Required Vote	94

Recommendation of the Board of Directors	94

ITEM 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES	95

Required Vote	96

Recommendation of the Board of Directors	96

ITEM 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW AND TO MAKE A NON-SUBSTANTIVE CHANGE	97

Required Vote	98

Recommendation of the Board of Directors	98

ITEM 6—STOCKHOLDER PROPOSAL REQUESTING REMOVAL OF THE REQUIREMENT THAT STOCKHOLDERS TO CALL A SPECIAL MEETING MUST HAVE HELD THEIR SHARES FOR AT LEAST 1 YEAR	99

Recommendation of the Board of Directors	99

INCORPORATION BY REFERENCE	102

AVAILABLE INFORMATION	102

EXHIBIT A—AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF ADVANCED MICRO DEVICES, INC.	A-1

2025 NOTICE OF MEETING AND PROXY STATEMENT

ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

In this proxy statement, the words “AMD,” the “Company,” “we,” “ours,” “us” and similar terms refer to Advanced Micro Devices, Inc. and its consolidated subsidiaries, unless the context indicates otherwise. Information presented in this Proxy Statement is based on our 2024 fiscal calendar, which ended December 28, 2024.

1.	Q:	WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A FULL SET OF PROXY MATERIALS?

A:

In accordance with rules adopted by the SEC, commonly referred to as “Notice and Access,” we may furnish proxy materials by providing access to the documents on the Internet, instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice was mailed on or about March 28, 2025 to stockholders of record on March 19, 2025 (the “Record Date”) who have not previously requested to receive printed or emailed materials on an ongoing basis. The Notice instructs you as to how you may access our proxy materials on the Internet and how to vote on the Internet.

You may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions in the Notice. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

2.	Q:	WHY AM I RECEIVING PROXY MATERIALS?

	A:	Our board of directors (the “Board”) is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on Wednesday, May 14, 2025 at 9:00 a.m. Pacific Time virtually at www.virtualshareholdermeeting.com/AMD2025. Our stockholders as of the close of business on the Record Date are invited to attend or participate in our Annual Meeting and are requested to vote on the items described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

3.	Q:	WHAT IS INCLUDED IN THE PROXY MATERIALS?

	A:	The proxy materials for our Annual Meeting include the Notice, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 (our “Annual Report”). If you received a printed copy of these materials, the proxy materials also include a proxy card or voting instruction form.

4.	Q:	HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?

	A:	The Notice, proxy card and voting instruction form contain instructions on how you may access our proxy materials on the Internet and how to vote on the Internet. Our proxy materials are also available at www.proxyvote.com and the Investor Relations page of our website at www.amd.com or ir.amd.com.

5.	Q:	WHO IS SOLICITING MY VOTE?

	A:	This proxy solicitation is being made by the Board of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie’s fees and expenses, which we expect to be approximately $25,000.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement 1

2025 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

6.	Q:	WHO IS ENTITLED TO VOTE?

	A:	Stockholders as of the close of business on the Record Date are entitled to vote on all items properly presented at our Annual Meeting. On the Record Date, [ ] shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held on the Record Date. A list of these stockholders will be available during regular business hours at our headquarters, located at 2485 Augustine Drive, Santa Clara, California 95054, from our Corporate Secretary at least ten days before our Annual Meeting. The list of stockholders will also be available during our Annual Meeting on our virtual meeting website.

7.	Q:	WHAT AM I BEING ASKED TO VOTE ON?

	A:	You may vote on:
	•	Proposal 1: Election of the eight director nominees named in this proxy statement.
	•	Proposal 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	Proposal 3: Approval on a non-binding, advisory basis of the compensation of our named executive officers (“Say-On-Pay”).
	•	Proposal 4: Approval of the amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of common stock from 2.25 billion shares to 4.0 billion shares.
	•	Proposal 5: Approval of the amendment and restatement of our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change.
	•	Proposal 6: A stockholder proposal requesting removal of the requirement that stockholders wanting to call a special meeting must have held their shares for at least 1 year.
	•	Such other business as may properly come before our Annual Meeting or any adjournment or postponement of our Annual Meeting.

8.	Q:	HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

	A:	The Board recommends that you vote:
	•	FOR each of the eight director nominees named in this proxy statement.
	•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year.
	•	FOR the Say-On-Pay proposal.
	•	FOR the approval of the amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of common stock from 2.25 billion shares to 4.0 billion shares.
	•	FOR the approval of the amendment and restatement of our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change.
	•	AGAINST the stockholder proposal described in this proxy statement.

9.	Q:	WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:

Most of our stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to AMD or to vote at our Annual Meeting. If you requested to receive printed proxy materials, we have enclosed a proxy card for you to use, as described in the Notice and under Question 10 below. You may also vote on the Internet, or by telephone, as described in the Notice and under Question 10 below. You are also invited to attend our Annual Meeting via the Internet.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

Beneficial Owner. If your shares are held in an account in the name of a brokerage firm, bank, broker-dealer, trust or other similar organization (i.e., in street name), like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice should be forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other nominee how to vote your shares, and you are also invited to attend our Annual Meeting via the Internet, as described in the Notice and under Question 10 below.

10.	Q:	CAN I ATTEND THE ANNUAL MEETING VIA THE INTERNET? CAN I VOTE AT THE ANNUAL MEETING?

A:

Stockholders may attend our Annual Meeting via the Internet at www.virtualshareholdermeeting.com/AMD2025. Stockholders will not be able to attend the Annual Meeting in person.

Access to the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 9:00 am Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

Log-in Instructions. To attend the Annual Meeting, stockholders will need to log in to www.virtualshareholdermeeting.com/AMD2025 using the 16-digit control number on the Notice, proxy card or voting instruction form.

Submitting Questions Prior to or at the Annual Meeting. An online portal will be available to our stockholders at www.proxyvote.com on or about March 28, 2025 prior to the Annual Meeting. By accessing this portal, stockholders will be able to submit questions and vote in advance of the Annual Meeting. Stockholders may also submit questions and vote on the day of, or during, the Annual Meeting on www.virtualshareholdermeeting.com/AMD2025. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. We intend to answer questions submitted before and during the meeting that are pertinent to the Company and the items being brought before stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting.

Technical Assistance. We have retained Broadridge Financial Solutions (“Broadridge”) to host our virtual annual meeting and to distribute, receive, count and tabulate proxies. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the meeting.

11.	Q:	IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?

A:

If you are a stockholder of record you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can vote by mail, telephone (from the United States and Canada) or the Internet pursuant to instructions provided on the proxy card provided to you with your printed proxy materials.

You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting via the Internet, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

12.	Q:	IF I AM A BENEFICIAL OWNER, HOW DO I VOTE?

A:

If you are a beneficial owner, you may submit your voting instructions by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can submit your voting instructions by following the instructions in the voting instruction form provided to you by your broker or other nominee. We urge you to instruct your broker or other nominee on how to vote on your behalf. As described more fully under Question 14, your broker or other nominee cannot vote on certain items without your instructions.

You may also vote while attending our Annual Meeting via the Internet, as described in Question 10 above. Even if you plan to attend our Annual Meeting via the Internet, we recommend that you also submit your voting instructions as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement 3

2025 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

13.	Q:	WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY CARD OR VOTING BY TELEPHONE OR THE INTERNET?

	A:	If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as specified in Question 8 above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

14.	Q:	WHAT IF I AM A BENEFICIAL OWNER AND DO NOT GIVE VOTING INSTRUCTIONS TO MY BROKER OR OTHER NOMINEE? WHAT IS A BROKER NON-VOTE?

A:

As a beneficial owner, in order to ensure your shares are voted, you must provide voting instructions to your broker or other nominee by the deadline provided in the materials you receive from your broker or other nominee. If you do not provide voting instructions to your broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of directors, the Say-on-Pay proposal, the amendment and restatement of our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change and the stockholder proposal are non-discretionary items and may not be voted on by brokers or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when your broker or other nominee has not received instructions from you as to how to vote your shares on a proposal and does not have discretionary authority to vote your shares on that proposal.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year and the amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of common stock from 2.25 billion shares to 4.0 billion shares are discretionary items. Generally, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on these proposals in their discretion.

15.	Q:	CAN I CHANGE MY VOTE AFTER I HAVE VOTED?

	A:	Yes. You may revoke or change your vote at any time before the voting concludes at our Annual Meeting. You may vote by proxy again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to our Annual Meeting will be counted), by signing and returning a new proxy card with a later date or by attending our Annual Meeting via the Internet and voting at the meeting. However, your attendance at our Annual Meeting via the Internet will not automatically revoke your proxy unless you vote again at our Annual Meeting or specifically request in writing that your prior proxy be revoked.

16.	Q:	WHAT IS A “QUORUM”?

	A:	For the purposes of our Annual Meeting, a “quorum” is the presence, in person or by proxy, by the holders of a majority of the voting power of the outstanding shares entitled to vote at our Annual Meeting. There must be a quorum for our Annual Meeting to be held. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

17.	Q:	WHAT IS THE VOTING REQUIREMENT FOR EACH PROPOSAL TO PASS?

	A:	Election of Directors. Each of the eight director nominees will be elected if each of them receives the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized committee of the Board, or the Board.

4	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

Ratification of the Appointment of our Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Say-On-Pay Proposal. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Because your vote is advisory, it will not be binding on the Board, the Compensation and Leadership Resources Committee (the “Compensation Committee”) or us. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions about our executive compensation program. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Amendment and Restatement of Certificate of Incorporation to Increase the Number of Authorized Shares. Approval of the amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of common stock from 2.25 billion shares to 4.0 billion shares requires the affirmative vote of a majority of the votes cast. Abstentions will have no effect on the outcome of this proposal. Because brokers and other nominees have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

Amendment and Restatement of Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change. Approval of the amendment and restatement of our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change requires the affirmative vote of the majority of the outstanding shares of our Common Stock as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Stockholder Proposal. Approval of the stockholder proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

18.	Q:	WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

	A:	We will announce preliminary voting results at our Annual Meeting and publish voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days after our Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and the final voting results in an amendment to the Form 8-K as soon as they become available.

19.	Q:	IS MY VOTE CONFIDENTIAL?

	A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit Broadridge to tabulate and certify the vote and as required by law.

20.	Q:	HOW WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THIS PROXY STATEMENT BE CONDUCTED?

	A:	We do not know of any business to be considered at our Annual Meeting other than the items described in this proxy statement. If any other business is presented at our Annual Meeting, your proxy gives authority to each of Dr. Lisa T. Su, our Chair, President and Chief Executive Officer, and Ava M. Hahn, our Senior Vice President, General Counsel and Corporate Secretary, to vote on such matters at their discretion.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement 5

2025 NOTICE OF MEETING AND PROXY STATEMENT

Questions and Answers (continued)

21.	Q:	WHEN ARE THE STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2026 ANNUAL MEETING DUE?

A:

For stockholder proposals to be considered for inclusion in the proxy statement for our 2026 annual meeting of stockholders, they must be submitted in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary and received by us on or before November 28, 2025.

In addition, for directors to be nominated or other stockholder proposals to be properly presented at our 2026 annual meeting of stockholders (but not included in our proxy materials), a separate notice of any nomination or proposal must be received by us between January 14, 2026 and February 13, 2026. If our 2026 annual meeting of stockholders is not held within 30 days of May 14, 2026, to be timely, the stockholder’s notice must be received by us no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of the 2026 annual meeting of stockholders was made or the notice of our 2026 annual meeting of stockholders is mailed. The public announcement of an adjournment or postponement of our 2026 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this proxy statement.

Our bylaws also provide a proxy access right permitting certain of our stockholders who have beneficially owned 3% or more of our common stock continuously for at least three years to submit director nominations via our proxy materials for up to 20% of the directors then serving. Notice of proxy access director nominations for the 2026 annual meeting of stockholders must be delivered to our principal executive offices at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, no earlier than October 29, 2025 and no later than the close of business on November 28, 2025. In addition, the notice must set forth the information required by our bylaws with respect to each proxy access director nomination that a stockholder intends to present at the 2026 annual meeting of stockholders.

See “Consideration of Stockholder Nominees for Director” below for additional information regarding a stockholder’s notice of a nomination and proxy access.

22.	Q:	WHAT IS HOUSEHOLDING AND HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?

A:

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of the Notice and, if applicable, our printed proxy materials to stockholders of record who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. A separate proxy card for each stockholder of record will be included in the printed materials. This procedure reduces our printing costs, mailing costs and fees. Upon written or oral request, we will promptly deliver a separate copy of the Notice or, if applicable, the printed proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered.

To receive a separate copy of the Notice or Annual Report or, if applicable, the printed proxy materials, contact us at 1(408) 749-4000 or at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, or by email to Corporate.Secretary@amd.com. If you would like to revoke your householding consent, please contact Broadridge at 1(866) 540-7095.

6	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements concerning Advanced Micro Devices, Inc. that involve risks, uncertainties and assumptions, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements are commonly identified by words such as “would,” “intends,” “believes,” “expects,” “may,” “will,” “should,” “seeks,” “plans,” “pro forma,” “estimates,” “anticipates,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. Investors are cautioned that the forward-looking statements in this proxy statement are based on current beliefs, assumptions and expectations, speak only as of the date of this proxy statement and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Investors are urged to review in detail the risks and uncertainties in our SEC filings, including but not limited to, our Annual Report on Form 10-K for the year ended December 28, 2024.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement	7

2025 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 1—ELECTION OF DIRECTORS

Our Board currently consists of nine members. On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following eight nominees: Ms. Nora M. Denzel, Mr. Michael P. Gregoire, Mr. Joseph A. Householder, Mr. John W. Marren, Mr. Jon A. Olson, Dr. Lisa T. Su, Mr. Abhi Y. Talwalkar, and Ms. Elizabeth W. Vanderslice for election to the Board at the Annual Meeting. Mr. Mark Durcan, currently a member of the Board, is not being nominated for re-election and after the Annual Meeting he will retire from our Board. The Board and Company thank Mr. Durcan for his valuable service and many contributions over his tenure. The Board has approved reducing the authorized number of directors to eight, effective as of the Annual Meeting. All directors are elected annually and serve a one-year term until our next annual meeting or until such director’s successor is appointed. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

The Board expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy will vote FOR the election of these nominees, unless you instruct otherwise. Directors are strongly encouraged to attend annual meetings of our stockholders. All of the directors attended the 2024 Annual Meeting of Stockholders.

Director Experience, Skills and Qualifications

Our goal is to assemble a Board that operates cohesively and works with management in a constructive way to deliver long-term value to our stockholders. We believe that the nominees set forth below, all of whom are currently directors of AMD, possess valuable experience necessary to guide us in the best interests of our stockholders. Our current Board consists of individuals with proven records of success in their chosen professions. They are collegial, yet independent in their thinking, and are committed to the hard work necessary to be informed about the semiconductor industry, us, and our key constituents, including our customers, stockholders and management. They possess keen intellect and the highest integrity. Most of our directors have broad technology sector experience, including expertise in semiconductor technology, innovation and strategy. Several members of our Board are current or former chief executive officers, thereby providing the Board with practical understanding of how large organizations operate, including the importance of employee development and retention. They also understand strategy and risk management and how these factors impact our operations.

Director Nominees

Certain information regarding each of the nominees is set forth below, including his or her experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and the Board to conclude that the individual should serve as a director on the Board, as well as his or her principal occupation. Each nominee’s former directorships on public company boards during the past five years are included in a table set forth below—“Former Directorships in Public Companies in the Last Five Years.” The age of each director is as of our Annual Meeting.

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Item 1—Election of Directors (continued)

Nora M. Denzel

Director since March 2014 and Lead Independent Director since November 2022

Age: 62

Board Committees: Chair of Nominating and Corporate Governance Committee and Member of Innovation and Technology Committee

Ms. Denzel served as interim Chief Executive Officer of Outerwall Inc. (an automated retail solutions provider) from January to August 2015. Prior to Outerwall, Ms. Denzel held various executive management positions from February 2008 through August 2012 at Intuit Inc. (a cloud financial management software company), including Senior Vice President of Big Data, Social Design and Marketing and Senior Vice President and General Manager of the QuickBooks Employee Management business unit. From 2000 to 2006, Ms. Denzel held several executive level positions at HP Enterprise (HPE), (formerly, Hewlett-Packard Company) (a technology software, services and hardware provider), from May 2022 to February 2006, including Senior Vice President and General Manager, Software Global Business Unit and Senior Vice President, Enterprise Consulting Division and Vice President of Computer Storage and Networking. Prior to HPE, Ms. Denzel held executive positions at Legato Systems Inc. (a data storage management software company purchased by EMC Corporation) and International Business Machines Corporation (IBM) (an information technology company). Ms. Denzel has been a member of the board of directors of Gen Digital Inc. (formerly, NortonLifelock, Inc.) since December 2019. Formerly, Ms. Denzel was a director of SUSE S.A. from May 2021 to September 2023, a director of Telefonaktiebolaget LM Ericsson from March 2013 to March 2023 and Talend SA from 2017 to 2021. Ms. Denzel currently serves on the non-profit board of the National Association of Corporate Directors (NACD). She is NACD Directorship Certified and holds a Master of Business Administration degree from Santa Clara University and a Bachelor of Science degree in computer science from the State University of New York.

Director Qualifications: Ms. Denzel is a seasoned business executive with over 25 years of operational experience in key senior technology positions. She brings to the Board substantial experience in the areas of executive leadership, technology and software engineering. She also provides corporate governance insight from her past and present service on dozens of private, non-profit and public company boards.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

Item 1—Election of Directors (continued)

Michael P. Gregoire Director since November 2019 Age: 59 Board Committees: Chair of Compensation and Leadership Resources Committee and Nominating and Corporate Governance Committee

Mr. Gregoire is a founding partner at Brighton Park Capital (a growth equity private equity firm). Prior to Brighton Park Capital, Mr. Gregoire served as Chairman & CEO of CA Technologies (an enterprise software company) from January 2013 to November 2018. Mr. Gregoire served as President and CEO of Taleo Corporation (Taleo) (a cloud-based talent management software company) from March 2005 to April 2012. He also served as a member of the board of directors of Taleo from April 2005 to April 2012 and as chairman of the board from May 2009 to April 2012. In addition, Mr. Gregoire served as Executive Vice President at PeopleSoft, Inc. and Executive Director at Electronic Data Systems (EDS) and has been chair of the World Economic Forum’s IT Governors Steering Committee as well as a member of the Business Roundtable’s Information and Technology Committee. Mr. Gregoire served on the Executive Council of TechNet (an organization of CEOs that represents the technology industry in policy issues critical to American innovation and economic competitiveness), a private company. Mr. Gregoire was Chairman of the board of directors of Smartsheet Inc. from December 2019 until its sale to Vista/Blackstone in January 2025. He was a member of the board of directors of Automatic Data Processing, Inc. (ADP) from 2014 to 2019. Mr. Gregoire holds a Bachelor of Science degree in physics and computing from Wilfrid Laurier University in Ontario, Canada, and a Master of Business Administration degree from California Coast University.

Director Qualifications: Mr. Gregoire is a seasoned business executive with experience as a chief executive officer, with a strong financial management and fiscal background. Mr. Gregoire brings to the Board extensive experience in executive leadership and strategy in the technology industry.

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Item 1—Election of Directors (continued)

Joseph A. Householder Director since September 2014 Age: 69 Board Committees: Chair of Audit and Finance Committee and Member of Nominating and Corporate Governance Committee

Mr. Householder was the President and Chief Operating Officer of Sempra Energy (a worldwide provider of energy infrastructure and gas and electric utilities) where he oversaw Sempra Energy’s regulated U.S. utilities and the Sempra North American Infrastructure Group from May 2018 until his retirement in January 2020. Previously from 2017 to 2018, Mr. Householder served as Sempra Energy’s Corporate Group President, Infrastructure Businesses overseeing the company’s operations in midstream, liquefied natural gas and renewable energy and Mexico. From 2011 to 2016, Mr. Householder was the Executive Vice President and Chief Financial Officer of Sempra Energy. He also served as Chief Accounting Officer of Sempra Energy from 2007 to 2012. From 2006 to 2011, Mr. Householder was Senior Vice President and Controller of Sempra Energy responsible for financial reporting, accounting and controls and tax functions for all Sempra Energy companies. Prior to this role, he served as Vice President of Corporate Tax and Chief Tax Counsel for Sempra Energy. Prior to joining Sempra Energy in 2001, Mr. Householder was a partner at PricewaterhouseCoopers in the firm’s national tax office. From 1986 to 1999, he served in a number of legal and financial roles at Unocal Corporation, including ultimately as Vice President of Corporate Development and Assistant Chief Financial Officer, where he was responsible for worldwide tax planning, financial reporting and forecasting and mergers and acquisitions. Mr. Householder is Chair of the Audit Committee and a member of the Compensation Committee of REV Renewables LLC, a private company. He is NACD Directorship Certified, has completed a NACD Computer Emergency Response Team (CERT) Certificate in Cyber-Risk Oversight, and holds a Bachelor of Science degree in business administration from the University of Southern California and a Juris Doctor degree from Loyola Law School.

Director Qualifications: Mr. Householder brings to the Board significant financial and operational expertise as a result of his chief financial officer experience at Sempra Energy, his experience as a partner of PricewaterhouseCoopers and his experience at Unocal Corporation.

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Item 1—Election of Directors (continued)

John W. Marren Director since February 2017 Age: 62 Board Committees: Member of Audit and Finance Committee

Mr. Marren has served as Vice Chairman, North America of Temasek (a sovereign wealth fund of the government of Singapore) since November 2017. Prior to joining Temasek, Mr. Marren was a Senior Partner and the Head of Technology Investments of TPG Capital (a private equity investment company) from 2000 until his retirement in December 2015. From 1996 through 2000, Mr. Marren was a Managing Director at Morgan Stanley (a global financial services company), most recently as Co-Head of the Technology Investment Banking Group. From 1992 to 1996, he was a Managing Director and Senior Semiconductor Research Analyst at Alex. Brown & Sons (Alex. Brown) (an investment company). While at Morgan Stanley and Alex. Brown, Mr. Marren was a frequent member of the Institutional Investor All-American Research Team, which recognizes the top research analysts on Wall Street. Prior to Alex. Brown, Mr. Marren spent seven years in the semiconductor industry working for VLSI Technology and Vitesse Semiconductor. Mr. Marren serves as a director of Impossible Foods, Inc., a private company. Mr. Marren also serves as a director of Eastdil Secured and Creative Artist Agencies, both private companies. He is a Trustee of the University of California, Santa Barbara, and he serves on the US Olympic and Paralympic Foundation Board. Mr. Marren served on the board of directors of Poshmark, Inc. from 2018 to 2022. Mr. Marren holds a Bachelor of Science degree in electrical engineering from the University of California, Santa Barbara.

Director Qualifications: Mr. Marren brings to the Board extensive experience with financial management and technology, as well as capital market expertise as a result of his prior work at TPG Capital and Morgan Stanley. Mr. Marren also provides the Board with valuable corporate governance insight from his past and present service on private and public company boards.

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Item 1—Election of Directors (continued)

Jon A. Olson Director since February 2022 Age: 71 Board Committees: Member of Audit and Finance Committee

Mr. Olson joined the Board of AMD in February 2022. Prior to that date, Mr. Olson was a member of the Board of Xilinx, Inc. (Xilinx) from May 2020 until February 2022 when Xilinx was acquired by AMD. Mr. Olson previously served as the Chief Financial Officer of Xilinx from June 2005 until his retirement in July 2016. While serving as Chief Financial Officer, he also held a variety of other senior management positions at Xilinx, including most recently as Executive Vice President from May 2014 to July 2016 and, prior to that, Senior Vice President of Finance from August 2006 to May 2014 and Vice President of Finance from June 2005 to August 2006. Prior to joining Xilinx, Mr. Olson spent more than 25 years at Intel Corporation, serving in a variety of positions from 1979 to 2005, including Vice President of Finance and Enterprise Services and Director of Finance. Mr. Olson currently serves on each of the board of directors of Kulicke & Soffa and Rocket Lab USA, Inc.. Mr. Olson previously served on the board of directors of Mellanox Technologies, Ltd. (Mellanox) (a supplier of computer networking products) from June 2018 until April 2020 when Mellanox was acquired by Nvidia Corporation. He also served on the board of directors of HomeUnion, Inc. (HomeUnion) (an online investment management platform dedicated to the residential real estate market) from November 2018 until November 2019 when HomeUnion was acquired by Mynd Property Management. Mr. Olson earned his Bachelor of Science in Accounting from Indiana University and his MBA from Santa Clara University.

Director Qualifications: Mr. Olson’s qualifications include his more than 30 years of experience in senior roles of financial responsibility in the semiconductor industry, together with his track record of growing profitable businesses and his experience at various semiconductor and technology companies.

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Item 1—Election of Directors (continued)

Dr. Lisa T. Su Director since October 2014 and Chair of the Board since February 2022 Age: 55

Dr. Lisa T. Su is AMD Chair, President and Chief Executive Officer. She has served on AMD’s Board of Directors since October 2014 and was named Chair of the Board in February 2022. She has been AMD’s President and Chief Executive Officer since October 2014. Previously, from July 2014 to October 2014, she was Chief Operating Officer responsible for AMD’s business units, sales, and global operations teams. Dr. Su joined AMD in January 2012 as Senior Vice President and General Manager, Global Business Units and was responsible for driving end-to-end business execution of AMD products and solutions. Prior to joining AMD, Dr. Su served as Senior Vice President and General Manager, Networking and Multimedia at Freescale Semiconductor, Inc. (Freescale) (a semiconductor manufacturing company), responsible for global strategy, marketing and engineering for embedded communications and applications processor business. Dr. Su joined Freescale in 2007 as Chief Technology Officer, where she led technology roadmap and research and development efforts.

Dr. Su spent the previous 13 years at IBM in various engineering and business leadership positions, including Vice President of the Semiconductor Research and Development Center responsible for the strategic direction of IBM’s silicon technologies, joint development alliances and semiconductor R&D operations. Prior to IBM, she was a member of the technical staff at Texas Instruments Incorporated from 1994 to 1995.

Dr. Su has Bachelor of Science, Master of Science and Doctorate degrees in electrical engineering from the Massachusetts Institute of Technology (MIT). She has published more than 40 technical articles and was named a Fellow of the Institute of Electronics and Electrical Engineers in 2009. In 2024, Dr. Su was named TIME CEO of the Year, received the Bower Award for Business Leadership, was named one of the most influential women of 2024 by the Financial Times and was included in Forbes’ and Fortune’s Most Powerful lists. She is a member of the American Academy of Arts & Sciences and the National Academy of Engineering. Dr. Su is a recipient of the Global Semiconductor Association’s Dr. Morris Chang Exemplary Leadership Award and the Grace Hopper Technical Leadership Abie Award. She holds the highest semiconductor honor, the Robert N. Noyce Medal. Dr. Su is vice chair of the board of directors for the Semiconductor Industry Association, a member of the Department of Homeland Security’s Artificial Intelligence Safety and Security Board, and a Board Trustee at Mohamed bin Zayed University of Artificial Intelligence.

Director Qualifications: As AMD’s Chair, President and Chief Executive Officer, Dr. Su brings to the Board her expertise and proven leadership in the global semiconductor industry as well as valuable insight into our operations, management and culture, providing an essential link between the management and the Board on management’s perspectives.

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Item 1—Election of Directors (continued)

Abhi Y. Talwalkar Director since June 2017 Age: 61 Board Committees: Chair of Innovation and Technology Committee and Member of Compensation and Leadership Resources Committee

Mr. Talwalkar was President and Chief Executive Officer of LSI Corporation (LSI) (a semiconductor and software company) from May 2005 until the completion of LSI’s merger with Avago Technologies Limited in May 2014. From 1993 to 2005, Mr. Talwalkar held a number of senior management positions at Intel Corporation (Intel) (a semiconductor company), including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel’s corporate client, server, storage, and communications businesses, and Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for server computing. Prior to Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems (a multiprocessing computer systems design and manufacturer that later became a part of IBM). He also held positions at Bipolar Integrated Technology, Inc. (a VLSI bipolar semiconductor company) and Lattice Semiconductor Inc. (a service-driven developer of programmable design solutions). Mr. Talwalkar has been Chair of the board of directors of Lam Research Corporation since 2019 and a board member since 2011. He has served as a board member of Rhythm Technologies since 2016, and a board member of TE Connectivity since 2017. Mr. Talwalkar was also a member of the board of directors of LSI from 2005 to 2014 and the Semiconductor Industry Association. Additionally, he was a member of the U.S. delegation for World Semiconductor Council proceedings. Mr. Talwalkar holds a Bachelor of Science degree in electrical engineering from Oregon State University.

Director Qualifications: Mr. Talwalkar brings to the Board extensive CEO experience and significant public company technology industry experience. He also provides the Board with valuable public board governance insight from his past and present board service.

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Item 1—Election of Directors (continued)

Elizabeth W. Vanderslice Director since February 2022 Age: 61 Board Committees: Member of Compensation and Leadership Resources Committee and Nominating and Corporate Governance Committee

Ms. Vanderslice has served as a partner at Trewstar Corporate Board Services, a firm specializing in corporate board placements, since February 2019. She served on the board of Xilinx, Inc. from December 2000 through its acquisition by AMD in February 2022. Ms. Vanderslice also serves on the boards of AESC Group Ltd. and Univers Holdings, both private companies. From 1999 to 2001, Ms. Vanderslice served as a general manager of Lycos, Inc. (Lycos) through its acquisition. From 1996 to 1999, Ms. Vanderslice was CEO of Wired Digital, Inc. (Wired Digital), a spin-off of Wired Ventures, Inc. (Wired Ventures), and a member of the boards of both Wired Digital and Wired Ventures before leading the company’s acquisition by Lycos. Prior to joining Wired Digital in early 1995, Ms. Vanderslice served as a principal in the investment banking firm Sterling Payot Company, which raised the capital to launch Wired Magazine. She was also a Vice President at H.W. Jesse & Co. (a San Francisco investment banking firm). In addition, she worked for the IBM Corporation from 1986-1990. Ms. Vanderslice holds a Master of Business Administration from the Harvard Business School and a Bachelor of Science degree in computer science from Boston College. She is an Aspen Institute Henry Crown Fellow and was a member of the Young Presidents’ Organization and the World Presidents’ Organization. Ms. Vanderslice has also served as a Trustee of Boston College since 2010.

Director Qualifications: Ms. Vanderslice brings over 25 years of board and general management experience in the technology industry, including 21 years as a member of the Xilinx board, CEO of an internet company, and a background in computer science and systems engineering.

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Item 1—Election of Directors (continued)

Board Demographics

In addition to bringing a diversity of highly relevant experiences, educations and skills, our Board also brings their diverse backgrounds. We believe these diverse perspectives provide strong oversight and valuable insight as AMD scales key growth businesses. The demographic information provided below is based on voluntary self-identification by each director nominee.

Former Directorships in Public Companies in the Last Five Years

The table below sets forth the list of public companies on which our director nominees formerly served over the last five years including the name of the company and duration of service. Our director nominees do not currently serve on the boards of the companies listed below.

Director	Name of the Company	Term of Past Directorship

Nora M. Denzel	Telefonaktiebolaget LM Ericsson	2013—2023
	Talend SA	2017—2021
	SUSE S.A.	2021—2023

Michael P. Gregoire	Automatic Data Processing, Inc.	2014—2019
	Smartsheet, Inc.	2019—2025

Joseph A. Householder	Infraestructura Energetica Nova, S.A.B. de C.V.	2013—2020

John W. Marren	Poshmark, Inc.	2018—2022

Jon A. Olson	Mellanox Technologies, Ltd.	2018—2020
	Xilinx, Inc.	2020—2022

Lisa T. Su	Analog Devices, Inc.	2012—2020
	Cisco Systems, Inc.	2020—2023

Elizabeth W. Vanderslice	Xilinx, Inc.	2000—2022

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Item 1—Election of Directors (continued)

Consideration of Stockholder Nominees for Director

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on the Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board at our 2026 annual meeting of stockholders must (i) be a stockholder of record, both when they give us notice and at our 2026 annual meeting, (ii) be entitled to vote at our 2026 annual meeting and (iii) comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary not less than 90 days nor more than 120 days before the anniversary date of the immediately preceding annual meeting. For our 2026 annual meeting of stockholders, the notice must be delivered between January 14, 2026 and February 13, 2026. However, if our 2026 annual meeting of stockholders is not held within 30 days of May 14, 2026, the stockholder’s notice must be delivered no later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of our 2026 annual meeting was made or the day the notice of our 2026 annual meeting is mailed. The public announcement of an adjournment or postponement of our 2026 annual meeting of stockholders will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. Notwithstanding the foregoing, if the number of directors to be elected to the Board at an annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our Corporate Secretary not later than the close of business on the tenth day following the day on which we first make such public announcement.

The Chair of our Annual Meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee in the section entitled “Meetings and Committees of the Board of Directors—Board Committees.” The nominee must be willing to provide a written questionnaire, representation and agreement, if requested by us, and any other information reasonably requested by us in connection with our evaluation of the nominee’s independence.

In addition, our bylaws permit certain of our stockholders who have beneficially owned 3% or more of our outstanding common stock continuously for at least three years to submit nominations to be included in our proxy materials for up to 20% of the total number of directors then serving, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the bylaws. Notice of proxy access director nominations must be delivered to our principal executive offices at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary, no earlier than 150 days or no later than 120 days prior to the first anniversary of the date the proxy materials were released in connection with the preceding year’s annual meeting. For our 2026 annual meeting of stockholders, the notice must be delivered between October 29, 2025, and no later than the close of business on November 28, 2025.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Communications with the Board or Non-Management Directors

Anyone who wishes to communicate with our Board or with non-management directors may send their communications in writing to Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054, Attention: Corporate Secretary or send an email to Corporate.Secretary@amd.com. Our Corporate Secretary will forward all of these communications to our Chair of the Board.

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Item 1—Election of Directors (continued)

Required Vote

At our Annual Meeting, our directors will be elected using a majority vote standard with respect to uncontested elections, such as this election. This standard requires that each director receive the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions and broker non-votes will have no effect on the outcome of these director elections. Each director nominee has submitted a written resignation that will be effective if he or she does not receive a majority of the votes cast for such director and the resignation is accepted by the Nominating and Corporate Governance Committee, another authorized Board committee or the Board.

Recommendation of the Board Directors

The Board of Directors unanimously recommends that you vote FOR each of the director nominees. Unless you vote otherwise, your proxy will vote FOR the proposed nominees.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

CORPORATE GOVERNANCE
The Board has adopted the Governance Principles to address significant corporate governance matters. The Governance Principles provide a framework for our corporate governance matters and include topics such as Board and Board committee composition and evaluation. The Nominating and Corporate Governance Committee is responsible for reviewing the Governance Principles and recommending any changes to the Governance Principles to the Board.
Independence of Directors
The Governance Principles provide that a substantial majority of the members of the Board must meet the criteria for independence as required by applicable law and the listing rules of the Nasdaq Stock Market (“Nasdaq”). Among other criteria, no director qualifies as independent unless the Board determines that the director has no direct material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On an annual basis, the Board undertakes a review of director independence. The Board determined that all directors who served during fiscal 2024 and all of our director nominees, other than Dr. Su, are independent in accordance with SEC and Nasdaq rules.
In making its independence determinations, the Board reviewed direct and indirect transactions and relationships between each director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, our records and publicly available information. All of the reviewed transactions and arrangements were entered into in the ordinary course of business and none of the transactions or arrangements involved an amount that (i) exceeded the greater of 5% of the recipient entity’s revenues or $200,000 with respect to transactions where a director or any member of his or her immediate family or spouse served in any capacity other than as a director of a publicly held corporation or (ii) exceeded $10,000 with respect to professional or consulting services provided by entities at which our directors serve as professors or employees.
The Board determined that none of our directors currently has or has had any direct or indirect material interest in any transactions and arrangements that would interfere with their exercise of independent judgment as members of the Board. The Board also determined that each of the members of the Audit and Finance, Nominating and Corporate Governance and Compensation
Committees are independent in accordance with SEC and Nasdaq rules.
Compensation Committee Interlocks and Insider Participation
For fiscal 2024, the Compensation Committee was comprised of Ms. Vanderslice and Messrs. Durcan, Gregoire and Talwalkar. None of the members of the Compensation Committee is or has been an executive officer or employee of AMD. In addition, none of our executive officers serves on the board of directors or compensation committee of a company which has an executive officer who serves on our Board or Compensation Committee.
Board Leadership Structure
The Governance Principles permit the roles of Chair of the Board and Chief Executive Officer to be filled by the same or different individuals, based on our needs, best practices and the interests of our stockholders. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board’s assessment of its leadership from time to time. The Board has the experience of functioning effectively with both structures.
Dr. Lisa Su, our President and Chief Executive Officer, serves as Chair of our Board. Ms. Nora Denzel, who is independent in accordance with SEC and Nasdaq rules, serves as our Lead Independent Director. The Board concluded that appointing Dr. Su to the role of Chair of the Board is the most appropriate leadership structure for AMD and best positions AMD to be innovative, compete successfully, and advance stockholder interests in the current environment. The Board believes that Dr. Su’s leadership of AMD’s business strategy, day-to-day
operations, and risk management practices gained through multiple leadership positions (including as our President and Chief Executive Officer since October 2014) enables her to provide effective leadership to the Board. The Board consists entirely of independent directors, other than Dr. Su, and continues to exercise a strong, independent oversight function, with fully independent committees and a strong Lead Independent Director.
Ms. Denzel, as Lead Independent Director, facilitates the Board’s oversight of management, promotes communication between management and our Board, engages with stockholders as required, and leads consideration of key governance matters. Ms. Denzel brings a wealth of diverse experience to our Board as Lead Independent

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Corporate Governance
(continued)

Director. She has significant governance, risk management, and financial experience given her prior service as a public company CEO and various Senior Vice-President roles of a F ortun
e 50 company, which a
re releva
nt in her role as Lead Independent Director. The education and experience Ms. Denzel acquired through her board service at eight public companies over the past decade is useful in her oversight. In addition, she has demonstrated her commitment to exemplary board governance by earning a CERT Certificate in Cybersecurity Oversight conferred by Carnegie Mellon University and the National Association of Corporate Directors (“NACD”). She is NACD Directorship Certified and currently serves on the board of the NACD. Ms. Denzel’s expertise, strong corporate governance experience, leadership skills and deep commitment to serve as Lead Independent Director, well positions Ms. Denzel to provide assertive, independent leadership and oversight to the Board. As Lead Independent Director, Ms. Denzel fulfills the following functions:

•	coordinates the activities of our independent directors;

•	calls meetings of the independent directors and chairs the executive sessions of the independent directors;

•	ensures there is full and candid communication between the independent directors and other members of the Board and AMD’s management;

•
sets and approves the agendas with the Chair of the Board, for each Board meeting, approves meeting schedules to ensure sufficient time for discussion of all agenda items, and determines who attends Board meetings, including management and outside advisors;

•	consults with the Chair of the Board and committee chairs regarding topics of the Board;

•	leads the Board’s annual CEO performance evaluation;

•	leads the annual performance evaluation of the Board;

•	coordinates the Board’s oversight of CEO succession planning;

•	is available for consultation and meets with stockholders or other external parties;

•	authorizes retention of outside counsel and other consultants or advisors who report directly to the Board; and

•	performs other functions and duties as our independent directors may require from time to time.
Ms. Denzel also chairs the Nominating and Corporate Governance Committee, and provides input on the Board’s governance processes, including developing recommendations for Board succession planning, committee structure and composition. The Board recognizes the importance of the Company’s leadership structure to our stockholders and will continue to review, discuss and determine the leadership structure of the Board, including the Chair, that best meets AMD’s evolving needs.
Risk Oversight
The Board’s role in risk oversight is consistent with our leadership structure, with our Chief Executive Officer and other members of management having responsibility for day-to-day
risk management activities and processes, and our Board and its committees being actively involved in overseeing our risk management process. We engage in activities that seek to take calculated risks that protect the value of our existing assets and create new or future value. The Board and management consider “risk” for these purposes to be the possibility of an undesired occurrence that could threaten the success of the Company, result in a material destruction of our assets or stockholder value, or materially impact our long-term performance. Examples of the types of risks faced by us include:

•
business-specific risks related to our ability to develop new products and services, our strategic position in key existing and new markets, our operational execution and infrastructure, our relationships with our third-party manufacturing suppliers and competition in the microprocessor and graphics markets;

•	macroeconomic risks, such as adverse global economic conditions and global geo-political events; and

•	“event” risks, such as the impact of COVID-19, natural disasters and cybersecurity threats.
Management is responsible for
day-to-day
risk management activities and processes. Members of senior management participate in the identification and assessment of the inherent risks that potentially could impact our business and develop processes and controls designed to monitor and mitigate those risks. Our Chief Executive Officer has ultimate responsibility for management of our business, including identification of enterprise- level risks and the

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Corporate Governance
(continued)

risk management program and processes. The Company has a dedicated enterprise risk management function that closely works with our Board, CEO and senior management to assess risks, track the mitigation strategies of each relevant risk and highlight emerging risks that could pose a significant threat to the business. We also have a Chief Compliance Officer who reports directly to our General Counsel. The Chief Compliance Officer is responsible for the Company’s global corporate compliance program, consisting of comprehensive legal and regulatory policies and procedures, that includes employee training on how to implement and comply with them.
In fulfilling its oversight role, the Board fo
cus
es on understanding the nature of our enterprise risks, including risks in our operations, finance and strategy, organization, compliance and external exposures as well as the adequacy of our risk assessment and risk management processes. The Board has implemented a risk oversight model and periodically receives reports and updates from management and the enterprise risk management function. The risk oversight model includes an assessment of the impact, likelihood, and velocity of each identified risk to aid in strategic decision making. At least annually, the Board discusses with management the appropriate level of risk relative to our strategy and objectives and reviews with management our existing risk management processes and their effectiveness. The Board also receives periodic management updates on our operations, organization, financial position and results and strategy and, as appropriate, discusses and provides feedback with respect to risks related to these topics. The existence and efficacy of risk mitigation and control plans and processes are further validated by the Company’s internal audit function. In addition, the Board receives full reports from the following Board committee chairs regarding each committee’s considerations and actions related to the specific risk topics over which the committee has oversight:

•
The Audit and Finance Committee assists the Board in overseeing our enterprise risk management process, including the Company’s financial and information technology (including security and cybersecurity) risk exposures; reviews our portfolio of risk; discusses with management significant financial, reporting, regulatory and legal compliance risks in conjunction with enterprise risk exposures as well as risks associated with our capital structure; and reviews our policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor and control financial and enterprise risk exposure. The Audit and Finance Committee meets with members of our Internal Audit department and the Ethics, Risk and Compliance department to discuss any issues that warrant attention including the periodic review of emerging risks or regulations that are actively monitored. The Audit and Finance Committee also regularly reviews the adequacy of the Company’s financial disclosures including those relating to risk. On an annual basis, the Audit and Finance Committee receives a report from its independent cybersecurity advisor. In addition, our Chief Risk and Compliance Officer attends all quarterly Audit and Finance Committee meetings.

•
The Compensation and Leadership Resources Committee oversees risk management as it relates to our compensation policies and practices applicable to all employees. It reviews with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could be reasonably likely to have a material adverse effect on us. For additional details, see “Executive Compensation Policies and Practices,” below. Additionally, the Compensation Committee oversees organizational risks, including leadership succession, talent capacity, capabilities, attraction, retention and culture and regularly engages with outside advisors to benchmark best practices for compensation program design and effectiveness.

•
The Nominating and Corporate Governance Committee considers potential risks related to the effectiveness of the Board, including succession planning for the Board, committee structure and composition, our overall governance and Board structure and matters related to environmental and social issues.

•
The Innovation and Technology Committee assists the Board in its oversight responsibilities relating to technical and market risks associated with product development and investment, sourcing strategy, as well as risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology.

The Company’s risk oversight framework also aligns with our disclosure controls and procedures. We have a Disclosure Committee comprised of senior management including, among others, our Chief Accounting Officer, General Counsel, Chief Sales Officer, Chief Commercial Officer, Chief Strategy Officer, Chief Technology Officer, and Director of Internal Audit. The Disclosure Committee reviews our public filings including quarterly and annual financial statements and related disclosures.

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Corporate Governance
(continued)

Code of Ethics
The Board has adopted a code of ethics that applies to all directors and employees entitled the “Worldwide Standards of Business Conduct,” which is designed to help directors and employees resolve ethical issues encountered in the business environment. The Worldwide Standards of Business Conduct covers topics such as conflicts of interest, compliance with laws (including anti-corruption laws), fair dealing, protecting our property and confidentiality of our information and encourages the reporting of any behavior not in accordance with the Worldwide Standards of Business Conduct.
The Board has also adopted a “Code of Ethics” for our executive officers and all other senior finance executives. The Code of Ethics covers topics such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and our policies.
Insider Trading Policy
AMD has adopted an insider trading policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees and other individuals associated with us that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form
10-K.

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MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The table below shows the current chairs and membership of the Board and Board committees, the independence status of each Board member, and the number of Board and Board committee meetings held during fiscal 2024.

Director	Board of Directors	Audit and Finance Committee	Compensation and Leadership Resources Committee	Innovation and Technology Committee	Nominating and Corporate Governance Committee

Nora M. Denzel*	●			●	C

Mark Durcan	●		●	●

Michael P. Gregoire	●		C		●

Joseph A. Householder**	●	C			●

John W. Marren	●	●

Jon A. Olson**	●	●

Lisa T. Su***	C

Abhi Y. Talwalkar	●		●	C

Elizabeth W. Vanderslice	●		●		●

Number of 2024 Meetings	8	8	6	4	4

C Chair        • Member        * Lead Independent Director        ** Financial Expert        *** Non-Independent Director

Board Meetings and Attendance

The Board held eight meetings during 2024 and all members of the Board attended at least 75 percent of the meetings of the Board and Board committees on which they served. In addition, on at least an annual basis, the Board and management discuss our strategic direction, new business opportunities and product roadmap. Independent and non-management directors also meet regularly in scheduled executive sessions without our Chief Executive Officer and other members of senior management. In addition to these formal meetings, members of our Board informally interact with senior management (including our Chief Executive Officer), industry leaders and customers on a periodic basis. In 2024, sessions of only our non-employee directors were held eight times.

Board Committees

The Board has four standing committees: Audit and Finance, Compensation, Innovation and Technology, and Nominating and Corporate Governance. The members of the Board committees and their Chairs are nominated by the Nominating and Corporate Governance Committee and appointed by the Board. Each of the Board committees has adopted a written charter, which has been approved by the Board. You can access our current bylaws, committee charters, the Governance Principles, the Worldwide Standards of Business Conduct and the Code of Ethics on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

Audit and Finance Committee. The Audit and Finance Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, risk assessment, the performance of our internal audit function, our financial affairs and policies and the nature and structure of major financial commitments. The Audit and Finance Committee is also directly responsible for the appointment, independence, compensation, retention and oversight of the work of our independent registered public accounting firm, which reports directly to the Audit and Finance Committee. The Audit and Finance Committee meets alone with our senior management, our financial, legal and internal audit personnel and with our independent registered public accounting firm, which has free access to the Audit and Finance Committee. The head of our Internal Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief Financial Officer and serves a staff function for the Audit and Finance Committee. The Audit and Finance Committee is currently chaired by Mr. Householder and consists of Messrs. Marren and Olson as members. Each member is considered financially literate and independent under applicable SEC and Nasdaq rules. Messrs. Householder and Olson are also each considered to be an audit committee financial expert, as defined under applicable SEC rules. The Audit and Finance Committee held eight meetings during 2024.

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Meetings and Committees of the Board of Directors (continued)

Compensation and Leadership Resources Committee. The Compensation Committee assists the Board in its responsibilities relating to the compensation of all Section 16 officers, members of the Board and such other employees as delegated from time to time by the Board. In consultation with management, the Board and the Compensation Committee’s compensation consultant, the Compensation Committee designs, recommends to the Board for approval and evaluates our compensation plans, policies and programs. In addition, the Compensation Committee provides guidance on our talent management and development programs, including but not limited to those regarding talent acquisition, retention, talent development, succession planning, career progression, culture, and diversity and inclusion. With respect to our Section 16 officers, the Compensation Committee reviews and approves all grants to the Board, our executive officers, senior vice presidents, and Section 16 officers under our equity plans. To the extent permitted by its charter, the Compensation Committee may delegate certain authority and certain responsibilities to one or more of its members, our officers or a subcommittee of the Compensation Committee. The Compensation Committee aims to structure our compensation program to encourage high performance, promote accountability and align employee interests with our strategic goals and with the interests of our stockholders. The Compensation Committee also oversees risk management as it relates to our compensation policies and practices for employees generally.

The Compensation Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. During 2024, the Compensation Committee retained Compensia, Inc. (“Compensia”), a national compensation consulting firm, as its independent compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters in 2024, including:

•

the competitiveness of our executive compensation program by providing market review of executive compensation, evaluating our compensation peer group composition and compensation at our compensation peer group companies;

•

the pay levels of our named executive officers by assessing and proposing equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•

our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term incentive awards and our retention strategies, and evaluation of our compensation recovery (i.e., “clawback”) policies; and

•	the compensation arrangements for the non-management members of our Board.

The Compensation Committee is supported in its work by members of our management team, including: (i) Dr. Su, our Chair, President and Chief Executive Officer; (ii) our Senior Vice President Marketing, Communications and Human Resources; (iii) our Senior Vice President, Chief Human Resources Officer; (iv) our Senior Vice President, General Counsel and Corporate Secretary; and (v) our Corporate Vice President, Compensation and Benefits. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies as well as strategies relating to talent management and development. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation determinations were decided. Dr. Su does not participate in the determination of her own compensation.

The Compensation Committee is currently chaired by Mr. Gregoire, and was chaired by Mr. Durcan until May 2024, and consists of Ms. Vanderslice and Messrs. Durcan and Talwalkar as members. Each member is considered independent under applicable SEC and Nasdaq rules. The Compensation Committee held six meetings during 2024.

Innovation and Technology Committee. The Innovation and Technology Committee assists the Board in its oversight responsibilities regarding matters of innovation and technology. The Innovation and Technology Committee is responsible for reviewing, evaluating and making recommendations to the Board regarding our major technology plans, strategies and intellectual property, including our research and development activities, as well as the technical and market risks associated with product development and investment and protection of the Company’s intellectual property; reviewing, evaluating and making recommendations regarding talent and skills of our workforce supporting our technology and research and development activities; monitoring the performance of our technology development

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Meetings and Committees of the Board of Directors (continued)

in support of our overall business strategy; monitoring and evaluating existing and future trends in technology that may affect our strategic plans, including monitoring overall industry trends; and assessing our risk mitigation policies and procedures relating to products based on new technology or significant innovations to existing technology. The Innovation and Technology Committee is currently chaired by Mr. Talwalkar and consists of Ms. Denzel and Mr. Durcan as members. The Innovation and Technology Committee held four meetings during 2024.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board in its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board and the development and recommendation to the Board of corporate governance guidelines and principles, including the Governance Principles, as well as matters related to environmental and social issues (“ESG”), practices and reporting. In addition, the Nominating and Corporate Governance Committee oversees the Board’s annual review of its performance (including its composition and organization) and leads a process for our non-employee directors to evaluate the performance of our Chief Executive Officer. The Nominating and Corporate Governance Committee retains a search firm for the purpose of obtaining information regarding potential candidates for Board membership. The Nominating and Corporate Governance Committee is currently chaired by Ms. Denzel and consists of Ms. Vanderslice and Messrs. Gregoire and Householder. Each member is considered independent under applicable SEC and Nasdaq rules. The Nominating and Corporate Governance Committee held four meetings during 2024.

In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; diversity and inclusion; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating and Corporate Governance Committee also considers Board members’ and nominees’ service on the boards of other public companies. In an effort to foster and maintain a diversity of viewpoints on the Board, the Nominating and Corporate Governance Committee will monitor the mix of skills, backgrounds, and experience of Board members and assess potential candidates in the context of the current make-up of the Board and the needs of the Company. Further, other than when the Company is obligated by contract or otherwise, the initial list of candidates from which new management-supported Director nominees are chosen shall include qualified candidates from a variety of racial/ethnic and gender backgrounds. Any third-party consultant asked to furnish such a list of candidates will be instructed to include such candidates.

Communications from Stockholders to Directors

The Board recommends that stockholders initiate communications with the Board, the Chair, or any Board committee by writing to our Corporate Secretary at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054 or by email to Corporate.Secretary@amd.com. This process assists the Board in reviewing and responding to stockholder communications. The Board has instructed our Corporate Secretary to review correspondence directed to the Board and, at the Corporate Secretary’s discretion, to forward items that are appropriate for the Board’s consideration.

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INVESTOR ENGAGEMENT

Our relationship with our stockholders is an important part of our company’s success and we have a long tradition of engaging with our stockholders and obtaining their perspectives. During 2024, our integrated outreach team, led by our Investor Relations group and executive compensation team, engaged with approximately 35% of our total shares outstanding and approximately 60% of our top 100 largest stockholders to discuss a wide variety of issues. We believe that our approach to engaging openly with our investors on topics such as financial issues, corporate governance, diversity and inclusion, executive compensation, and corporate responsibility drives increased corporate accountability, improves decision-making, and ultimately creates long-term value. We are committed to:

•	Accountability. Maintain leading corporate governance practices to ensure good oversight, accountability, and good decision-making.

•

Engagement.  Proactively engage with stockholders and stakeholder groups in dialogue on a range of topics to solicit feedback and identify emerging trends and issues to inform our thinking and approach.

•	Transparency. Maintain high levels of transparency on a range of financial and ESG matters to build trust and sustain two-way stakeholder dialogue that supports our business strategy and success.

In addition to our regular engagements, we hold a series of meetings every year with many of our institutional stockholders focused on compensation practices, corporate responsibility, environmental, social and governance issues as well as diversity and inclusion, among other topics. We pursue multiple avenues for stockholder engagement, including in-person and virtual meetings with our stockholders, participating at various conferences, and issuing periodic reports on our activities. Through these activities, we discuss and receive input, provide additional information, and address questions on our corporate strategy, executive compensation programs, corporate governance, and other topics of interest to our stockholders. These engagement efforts with our stockholders allow us to better understand our stockholders’ priorities and perspectives and provide us with useful input. We actively engage with our stockholders on a year-round basis and remain active outside of proxy season as well. Feedback from these engagements is provided to the Board who in turn decides whether enhancements to our company’s policies and practices are required to meet stockholder expectations relating to current issues or emerging trends.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE

Corporate responsibility (“CR”) is integral to how we operate as a global business, valued partner, and trusted employer. From advancing high-performance and energy-efficient computing to cultivating an innovative, diverse workforce, we are committed to driving the computing industry forward responsibly. We embed environmental sustainability efforts into our culture and operations, promote safe and responsible workplaces in our global supply chain, and advance stronger communities where we live and work.

We prioritize CR across our value chain by focusing on key topics that have the greatest impact on our business and society. Through ongoing stakeholder engagement and periodic ESG materiality(1) assessments, we identify and evaluate ESG impacts, risks, and opportunities to better understand the overall landscape, set priorities, and evolve our practices, policies, and programs. This approach also guides our reporting and transparency efforts on the issues that matter most to our business and our stakeholders.

We pursue our approach through four strategic focus areas: Digital Impact; Environmental Sustainability; Belonging and Inclusion; and Supply Chain Responsibility.

Digital Impact

We believe that when processing power meets brainpower, the future comes alive. In the hands of the best and brightest, our technology can help address our shared challenges, so we can craft a better future together. At AMD, we do not operate in isolation; we work together with our customers, partners, and communities to pursue a shared vision. Our approach includes embracing open standards, which are key to bringing the ecosystem together around innovation, collaboration, and widespread adoption.

We take a collaborative approach across three areas to make a positive digital impact:

•

Advancing Scientific Research: At AMD, we are focused on fostering innovation to accelerate solutions for the world’s most important challenges. We bring our commitment to advancing scientific research to life through the AMD University Program, which empowers academics with AMD technologies and educational resources

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Environmental, Social and Governance (continued)

to support classroom teaching. Our efforts include the AMD AI & HPC Fund and the collaborative AMD Heterogeneous Accelerated Compute Clusters (“HACCs”) program.

•

Empowering STEM Education: Education plays a key role in advancing the workforce of the future; we empower the engineering leaders of tomorrow by inspiring them to pursue STEM education, helping enable them to make a positive impact on society. For example, AMD Learning Labs around the world give students and educators access to cutting-edge technologies, so they can gain the skills and experience they need to take the next steps in STEM.

•

Addressing Responsible Product Use: While we focus on harnessing the opportunities technology can bring, we also recognize its potential risks and the need to create guardrails that balance innovation with responsibility. AMD is committed to the responsible and ethical development of innovative technology, and to taking actions to disrupt any malign use of our products that cause negative impacts.

To help measure our progress, we aim for 100 million people to benefit from AMD and AMD Foundation philanthropy and partnerships that enable STEM education, scientific research and the workforce of the future from AMD donations initiated by 2025 (base year 2020).(2)

Environmental Sustainability

At AMD, we embrace the role to protect our planet and help ourselves and others save energy and reduce greenhouse gas (“GHG”) emissions. Our environmental programs and initiatives extend across our value chain, and we set ambitious goals and publicly report annually on our progress.

Our approach to environmental sustainability is based on three pillars:

•

Addressing environmental impacts at AMD and in our supply chain: Within AMD operations, we aim to utilize rainwater harvesting and reuse gray water, help educate and inspire employees to conserve resources, and increase our renewable energy use to reduce our GHG emissions. Our operational goal is a 50% absolute reduction in GHG emissions (scope 1 and 2) by 2030 (base year 2020). As a fabless semiconductor company, working with our manufacturing suppliers(3) and within the larger semiconductor ecosystem has been, and continues to be, a critical aspect of our long-term approach in environmental sustainability and for reduction of scope 3 GHG emissions. To help guide our progress we aim for 100% of AMD manufacturing suppliers to have a public GHG emissions reduction goal by 2025 and for 80% of them to source renewable energy by 2025. We also actively participate in industry groups, including in positions that are driving sustainability in the global supply chain, like the Responsible Business Alliance and the Semiconductor Climate Consortium.

•

Advancing environmental performance for IT users: Increasing the computing performance delivered per watt of energy consumed is a vital aspect of our business strategy. Based on engagements with our customers, while product energy efficiency is not as significant a driver of demand for our products as total cost of ownership as well as compute performance, our customers recognize the role that energy efficiency may play in total cost of ownership over time. In addition, many of our customers have energy efficiency and GHG emissions goals of their own. Our products’ cutting-edge chip architecture, design, and power management features have resulted in significant energy efficiency gains. To help advance the possibilities of accelerated computing applications, AMD is pursuing a goal for 30x increase in energy efficiency for AMD processors and accelerators powering servers for artificial intelligence-training and high-performance computing by 2025 (base year 2020).(4)

•

Innovating on collaborative solutions to address environmental challenges: AMD collaborates with enterprises, researchers, and others to help them put our technology to work solving some of the world’s most pressing environmental challenges. For example, new approaches are needed to transmit power, incorporate renewable energy, and adapt to increasing extreme weather events disrupting electrical grids. AMD FPGAs and adaptive SoCs are helping to keep the lights on and improve the resilience and security of power grids in the face of increasing risks. AMD technology also helps researchers analyze massive and complex data sets to gain insights into the causes of climate change and even predict the impact of extreme weather and help save lives.

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Environmental, Social and Governance (continued)

Diversity, Belonging and Inclusion

Our diverse workforce allows us to create an inclusive workplace, that encourages employees to share their opinions and different perspectives. We believe that having a global and diverse team, encouraging a culture of respect and belonging, and enabling unique voices to be heard makes our Company stronger. Our Employee Resource Groups (“ERGs”), which are open to all our employees, encourage employee engagement and play an important role in our culture. We aim for 70% of our employees to participate in ERGs or other AMD inclusion initiatives by 2025.(5) In 2024, we continued to focus on developing our female engineering community through mentoring opportunities, and expanding our “Advancing Women in Technology” two-day leadership program that aims to support the career development of women in technical careers at AMD through programming focused on communication and presentation skills, networking and personal branding.

Total Rewards

We invest in our workforce by offering competitive salaries, incentives, and benefits to ensure that we continue to attract and retain the industry’s best and brightest in an equitable manner. We regularly review our compensation practices, considering factors relevant to ensuring equitable pay such as an employee’s role, experience, skills, and performance. We also benchmark pay ranges based on relevant market data and our overall workforce. We focus on flexibility and choice in our benefits that resonate with a multi-generational workforce as well as offering inclusive benefits that support the varied needs of our employees including global parental leave and financial assistance to build a family through adoption or surrogacy. While we believe that there is unique collaboration that can occur when employees meet in person, we allow flexibility with hybrid and remote work as options for our employees.

We have a strong pay for performance culture that we believe drives superior results. Our employees have benefited from our robust financial results through our strong short-term and long-term incentive programs. Our rewards programs enable us to attract, retain and motivate our workforce.

Development

We offer our employees opportunities to advance their careers at the Company and the majority of our new leaders are promoted from within. We are focused on leadership progression and encourage our employees to take advantage of new opportunities. Our manager and leadership development programs are highly rated, and we provide specialized development programs for our employees as well as educational assistance in the form of tuition reimbursement for eligible employees to continue their university education or achieve advanced certifications.

We have an enterprise-wide mentoring program where employees have the opportunity to learn from experienced colleagues, develop new skills, and build their professional networks. The program also supports effective onboarding, helping new hires more quickly acclimate to our company culture and work processes. We believe that our mentoring program is a valuable investment in our workforce, and we are committed to its ongoing success.

Employee Voice

At AMD, we value the importance of employee voice and actively engage in efforts to ensure that our employees’ opinions and perspectives are heard and considered. Our employee voice strategy includes an annual AMDer Survey (engagement survey). Our scores rank AMD in the top 10% of high tech firms on like questions, categories and overall score. Additionally, we measure effectiveness across all elements of the employee lifecycle, including onboarding, exit, and regularly seek out employee feedback on areas including benefits and total rewards satisfaction. Further, our executive team holds frequent employee roundtables, town halls and global team meetings with question-and-answer segments which facilitate open communication and feedback from our workforce.

Supply Chain Responsibility

AMD is a key part of an extensive global supply chain engaged in creating products to advance high-performance and adaptive computing that helps to enable the future. Our value chain is global and starts with the design process. Our wafer foundry suppliers source raw materials and create silicon wafers. The wafers are fabricated into chips, assembled into packages, and tested, before being shipped as semiconductors ready to be used to solve some of the world’s toughest challenges.

Each segment of the supply chain has its own challenges and opportunities, and therefore, partnerships across the value chain can be a powerful positive force to drive a responsible supply chain. AMD works closely with our

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Environmental, Social and Governance (continued)

Manufacturing Suppliers and industry peers to reduce the environmental impact of the supply chain and respect the human rights of the workers who make our products. We continuously evaluate our human rights impacts and work to mitigate and prevent these impacts.

We establish strong policy in alignment with industry standards. We adopt the Responsible Business Alliance (“RBA”), Code of Conduct as our Supplier Code of Conduct. The RBA Code of Conduct is updated every three years to promote its relevance to international norms and issues and is aligned with international standards, including the OECD Guidelines for Multinational Enterprises, UN Guiding Principles on Business and Human Rights, ILO Declaration on Fundamental Principles and Rights at Work, ILO Fundamental Conventions and UN Declaration of Human Rights.

We recognize the opportunity we have to make a positive impact through our supply chain and in the industry more widely. As such, we participate in industry groups to drive collective change, including as a full member of the RBA, Responsible Labor Initiative (“RLI”), and Responsible Minerals Initiative (“RMI”).

To help measure our progress, we are pursuing goals by 2025 that include 100% of AMD supplier manufacturing(3) factories to have a RBA audit or equivalent and 80% of AMD manufacturing suppliers, by spend, to participate in a capacity building activity.(6)

AMD is also committed to the responsible and ethical development and deployment of AI. AMD believes that policies and standards should enable innovation and AI advancement within the bounds of responsibility. We aim to maximize the positive benefits of AI that is responsibly developed, deployed, and scaled while mitigating risk to people, society, the environment and our company. Our approach is focused on implementing policies and procedures to guide our internal development and use of AI, collaborating across the industry, and advancing the open-source ecosystem. Our RAI Principles are based on international standards and best practices, such as the NIST AI framework, the AI Bill of Rights, the EU’s Ethics Guidelines for Trustworthy AI, and the OECD AI principles.

Governance

Our approach to CR management and governance applies to all aspects of our business, spanning product design and use, supply chain, AMD operations, and external engagement. Our governance process entails soliciting actionable stakeholder feedback, engaging executive leadership, developing CR-related policies, and fostering cross-functional team coordination. As a result, we are able to set clear objectives, track progress, and promote accountability through transparent disclosure.

Oversight of our approach to ESG and CR is multi-faceted:

•

The highest level of ESG oversight (including risks and opportunities) at AMD resides with our Board. The Nominating and Corporate Governance Committee maintains formal oversight of the Company’s focus on ESG. The Audit and Finance Committee oversees the Company’s voluntary and required ESG reporting and associated regulatory compliance. The Compensation Committee oversees our focus on diversity, including belonging and inclusion. Each of these groups receives reports from and engages with management on ESG matters at least annually.

•

The AMD Executive Team (“AET”) – which includes our Chair and CEO, executive vice presidents, and certain senior vice presidents – helps set CR strategic priorities and goals for AMD departments, while providing company investments and resources to demonstrate progress. The AET receives regular updates, at least quarterly, on ESG topics. The AET discusses needs and proposals throughout the year when warranted. The AMD ESG Executive Steering Committee is responsible for overseeing progress on our CR priorities, goals and disclosures while regularly communicating with the AET. It is comprised of cross-functional leaders (director level or higher) from Corporate Ethics and Compliance, Corporate Responsibility, Finance, Global Operations, Human Resources, Investor Relations, Information Technology, Legal, and other departments. In addition to ongoing collaborative initiatives, the Committee meets at least twice a year.

•

The AMD Corporate Responsibility Team (the “CR Team”) works cross-departmentally to help operationalize the day-to-day management of many ESG-related policies, practices and infrastructure. The CR Team also leads ESG reporting. In its role, the CR Team regularly engages with other AMD departments such as Environmental Health and Safety (“EHS”), Engineering, Global Operations, Human Resources, Investor Relations, Legal and Quality to help us manage environmental and social issues effectively and efficiently. CR resides within Legal and reports to our Senior Vice President, General Counsel and Corporate Secretary, who reports to our Chair and CEO.

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Environmental, Social and Governance (continued)

Reporting and Disclosure

Conducting our business in a responsible and sustainable manner has long been a part of our company’s culture and focus. Guided by a commitment to transparency, we report our annual performance and progress toward our goals in our Corporate Responsibility Report and our 30th annual report will be published later this year. We have publicly announced certain corporate responsibility goals spanning multiple topics informed by input from various of our stakeholders, including customers, investors and employees. These goals, reflect our current plans and aspirations based on known conditions, in the future these goals may change or expand further and may not be achieved.

Our reporting is aligned with certain elements of leading sustainability reporting frameworks, including the Global Reporting Initiative Standards, the Sustainability Accounting Standards Board, the Task Force on Climate-related Financial Disclosures, CDP and the United Nations Sustainable Development Goals. As such, our reporting on ESG matters (including in our Proxy Statement, Corporate Responsibility Report, and other disclosures) may include information that is not necessarily “material” under the federal securities law for SEC reporting purposes, but that is informed by various ESG standards and frameworks (including standards for the measurement of underlying data), and the interests of various stakeholders. Many of these standards use a definition of materiality that differs from, and is often more expansive than, the definition under US federal securities laws. Much of this information is subject to assumptions, estimates or third-party information that is still evolving and subject to change, and we cannot guarantee (and no language of “alignment” or similar should be taken to mean) 100% alignment with any particular standard or interpretation thereof. For example, our disclosures based on any standards may change due to revisions in framework requirements, availability of information, changes in our business or applicable government policies, or other factors, some of which may be beyond our control. Furthermore, while our goals reflect our current plans and aspirations based on known conditions, in the future these goals may change or expand further or may not be achieved.

More information can be found on the Corporate Responsibility section of our website at https://www.amd.com/en/corporate-responsibility. Neither our Corporate Responsibility Report nor any other information contained on our website is incorporated by reference into this Proxy Statement or any other filing we made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

(1)

We include certain disclosures, reports, and information on various environmental, social, and corporate responsibility-related matters on our website (collectively, our ESG Materials.) Our ESG Materials, as well as ESG information in our securities filings, may contain information that is significant; however, any significance should not be read as necessarily rising to the level of the definition of materiality used for the purposes of our compliance with reporting requirements, including the U.S. federal securities laws, even where we use the word “material” or “materiality” in our ESG Materials (including where we use it in connection with our materiality assessment) or in other materials issued in connection with the matters discussed in our ESG Materials. We have used definitions of materiality in the course of creating our ESG Materials and the goals and metrics discussed therein that are informed by various third-party frameworks and stakeholder expectations as a result do not coincide with or rise to the level of the definition of materiality used for the purposes of our compliance with the U.S. federal securities laws due to such definitions’ more expansive nature. Moreover, given the uncertainties, estimates, and assumptions inherent in the matters discussed in our ESG Materials, and the timelines involved, materiality is inherently difficult to assess far in advance. In addition, given the inherent uncertainty of the estimates, assumptions and timelines associated with the matters discussed in our ESG Materials, we may not be able to anticipate in advance whether or the degree to which we will or will not be able to meet our plans, targets or goals.

(2)

For each year during the goal period, data includes a) students, faculty or researchers with direct access to AMD-donated technology, funding or volunteers; and b) individuals with a reasonable likelihood of receiving research data formulated through AMD-donated technology and potentially gaining useful insights or knowledge.

(3)	Manufacturing suppliers are suppliers that AMD buys from directly and that provide direct materials and/or manufacturing services to AMD.
(4)

Includes AMD high performance CPU and GPU accelerators used for AI training and high-performance computing in a 4-Accelerator, CPU hosted configuration. Goal calculations are based on performance scores as measured by standard performance metrics (HPC: Linpack DGEMM kernel FLOPS with 4k matrix size. AI training: lower precision training-focused floating-point math GEMM kernels operating on 4k matrices) divided by the rated power consumption of a representative accelerated compute node including the CPU host + memory, and 4 GPU accelerators.

(5)

These are voluntary initiatives in which an employee chooses to actively participate in one or more employee engagement programs that foster a culture of belonging, psychological safety and meaningful connection to AMD.

(6)

Capacity building activities aim to bring a continuous improvement culture to AMD manufacturing suppliers by providing resources to gain a deeper understanding of the root causes for non-compliance or to support a beyond compliance goal. Resources can include online modules, multiple 1:1 engagements or training courses.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement	31

2025 NOTICE OF MEETING AND PROXY STATEMENT

DIRECTORS’ COMPENSATION AND BENEFITS

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. While we reimburse our non-employee directors for expenses incurred in connection with their service on our Board, we do not provide perquisites, pension or retirement benefits to our non-employee directors.

2024 Non-Employee Director Compensation. The table below summarizes the compensation paid to our non-employee directors for 2024. Dr. Su, who is an employee director, did not receive any additional compensation for her service as a director on the Board.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3) ($)	Total ($)

Nora M. Denzel	202,500	237,650	440,150

Mark Durcan	147,500	237,650	385,150

Michael P. Gregoire	139,684	237,650	377,334

Joseph A. Householder	155,000	237,650	392,650

John W. Marren	120,000	237,650	357,650

Jon A. Olson	120,000	237,650	357,650

Abhi Y. Talwalkar	155,000	237,650	392,650

Elizabeth W. Vanderslice	130,000	237,650	367,650

(1)

Amounts represent annual retainers for service as directors, annual retainers for Board committee service and annual retainers for serving as Board committee chairs, where applicable. See “Cash Fees Paid to Non-Employee Directors” below for additional information.

(2)

Amounts represent equity awards in the form of restricted stock unit (“RSU”) awards granted under our Outside Director Equity Compensation Policy. See “Equity Awards for Non-Employee Directors” below for additional information. Amounts reflect the aggregate grant date fair value of the respective director’s RSU awards computed in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC Topic 718”). For a discussion of the assumptions made in the valuations reflected in this column, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K. The actual value that a director may realize from an RSU award is contingent upon our stock price and the satisfaction of the conditions to vesting of that award. Thus, there is no assurance that the value, if any, eventually realized by the director will correspond to the amounts shown.

The following table sets forth all RSUs granted to each non-employee director in 2024:

Name	Grant Date	RSUs Granted (#)	Grant Date Fair Value ($)

Nora M. Denzel	5/8/2024	1,547	237,650

Mark Durcan	5/8/2024	1,547	237,650

Michael P. Gregoire	5/8/2024	1,547	237,650

Joseph A. Householder	5/8/2024	1,547	237,650

John W. Marren	5/8/2024	1,547	237,650

Jon A. Olson	5/8/2024	1,547	237,650

Abhi Y. Talwalkar	5/8/2024	1,547	237,650

Elizabeth W. Vanderslice	5/8/2024	1,547	237,650

32	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

Directors’ Compensation and Benefits (continued)

(3)

The following table sets forth the aggregate number of outstanding RSUs held by our non-employee directors as of December 28, 2024, our fiscal year end. None of our non-employee directors held any options as of December 28, 2024. Pursuant to our Outside Director Equity Compensation Policy, Mmes. Denzel and Vanderslice and Messrs. Durcan, Gregoire, Householder, Marren and Talwalkar have elected to defer the issuance of shares subject to RSU awards, respectively, until such time as the respective director ceases to serve on the Board. The deferred RSUs as of fiscal year end are included in the following table.

Name	RSUs Outstanding as of December 28, 2024

Nora M. Denzel	59,333

Mark Durcan	51,714

Michael P. Gregoire	15,814

Joseph A. Householder	211,786

John W. Marren	56,876

Jon A. Olson	1,547

Abhi Y. Talwalkar	32,864

Elizabeth W. Vanderslice	4,988

Determining Non-Employee Director Compensation. The Compensation Committee annually reviews our non-employee directors’ compensation. Based on this review, the Compensation Committee recommends any changes to our non-employee directors’ compensation to the Board for approval. In addition, the Board and Compensation Committee periodically evaluate how our director pay levels and pay policies compare to the competitive market. In 2024, the Board and Compensation Committee reviewed competitive market data regarding non-employee directors’ pay relative to our peer group (as described in more detail in the “Compensation Discussion and Analysis” section) as well as the broader market which was compiled by Compensia, the independent compensation consultant to our Compensation Committee. While competitive market data is important to the evaluation of the directors’ compensation, such data is just one of several factors considered by the Board in approving director compensation, and the Board has discretion in determining the nature and extent of its use. In 2024, in addition to the competitive market data, the Board considered the amount of time associated with Board and Board committee services as well as annual share usage under our 2023 Equity Incentive Plan (the “2023 Plan”) related to non-employee director compensation.

The Board continued to reallocate the mix of cash and equity compensation paid to our non-employee directors, with the goal of maintaining total average compensation per non-employee director at approximately the same level as had been previously paid and maintaining an affordable annual share usage. These changes are further described under “Cash Fees Paid to Non-Employee Directors” and “Equity Awards for Non-Employee Directors,” below.

Cash Fees Paid to Non-Employee Directors. The cash fees our non-employee directors were eligible to receive in fiscal 2024 was composed of the following elements:

•	Annual retainer for services as a director;

•	Annual retainer for services on a Board committee; and

•	Annual retainer for services as a Board committee chair.

Annual Retainer for Service as Director. Non-employee directors are paid an annual retainer for their service as directors. In 2024, the annual cash retainer paid to non-employee directors was $100,000. Our Lead Independent Director also receives an additional $62,500 for their service in that role. The annual retainer for a non-employee Chair of the Board for a full year of service is 1.5 times the amount of the other Board members annual retainer, or $150,000.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

Directors’ Compensation and Benefits (continued)

Annual Retainer for Service on Board Committees. During 2024, the Board continued the practice of paying additional annual retainers set forth below for service on a Board committee. These retainers were unchanged in 2024 from 2023.

Audit and Finance Committee	$20,000

Compensation Committee	$20,000

Nominating and Corporate Governance Committee	$10,000

Innovation and Technology Committee	$20,000

Annual Retainer for Service as Board Committee Chair. In addition, non-employee directors receive annual retainers for serving as a chair of a Board committee, which are set forth below. These retainers were unchanged in 2024 from 2023.

Audit and Finance Committee	$25,000

Compensation Committee	$15,000

Nominating and Corporate Governance Committee	$10,000

Innovation and Technology Committee	$15,000

Equity Awards for Non-Employee Directors. In order to align the long-term interests of our directors with those of our stockholders, a portion of director compensation is provided in the form of equity. Non-employee directors participate in the 2023 Plan and are entitled to receive equity awards under our Outside Director Equity Compensation Policy, subject to the terms of the 2023 Plan. Non-employee directors are generally eligible to receive an annual RSU award (an “Annual RSU Award”) upon re-election at each annual meeting of stockholders, and, if a non-employee director is appointed to the Board on a date other than the date of an annual meeting of stockholders, such director is entitled to receive an initial RSU award on his or her appointment to the Board (an “Off-Cycle RSU Grant”).

Annual RSU Awards. In 2024, under our Outside Director Equity Compensation Policy, the Annual RSU Award for each non-employee director (other than the Chair of the Board) who has served on the Board continuously prior to an annual meeting of stockholders is calculated based on the following formula, with no discretionary component: the quotient of (i) $250,000 (the “Target Equity Value”) divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. The Chair of the Board’s Annual RSU Award is 1.5x the Target Equity Value.

In addition, under our Outside Director Equity Compensation Policy, if a non-employee director has served on the Board for less than twelve months prior to an annual meeting of stockholders, such director’s Annual RSU Award is pro-rated based on the number of months of service before the respective annual meeting of stockholders. For purposes of the pro-rata calculation, service during any portion of a month counts as a full month of service. Our Outside Director Equity Compensation Policy was amended in January 2023 to increase the Target Equity Value to $250,000.

Off-Cycle RSU Grants. Under our current Outside Director Equity Compensation Policy, an Off-Cycle RSU Grant is equal to the quotient of (i) the Target Equity Value divided by (ii) the average closing price of our common stock for the 30-trading day period preceding and ending with the date of the respective RSU grant. The Annual RSU Awards and the Off-Cycle RSU Grants vest on the one-year anniversary of their grant dates.

In 2024, each of our non-employee directors received an Annual RSU Award under our current Outside Director Equity Compensation Policy.

Deferral. Pursuant to our Outside Director Equity Compensation Policy, our non-employee directors may elect to defer the issuance of shares of our common stock that become issuable upon vesting of the RSUs granted pursuant to the 2023 Plan (and the recognition of taxable income associated with such RSUs) until such time as the director ceases to serve on our Board. A non-employee director can make this election by completing a Restricted Stock Unit Award Deferral Election Agreement before the scheduled date of an RSU grant. If a director makes this election, the issuance

34	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

Directors’ Compensation and Benefits (continued)

of the common stock subject to the RSUs may not be accelerated or changed once the Election Agreement is submitted to us. Any common stock deferred under our Outside Director Equity Compensation Policy is issued to the director, in one lump sum, within 30 days after his or her resignation from our Board.

Acceleration of Vesting. Pursuant to our Outside Director Equity Compensation Policy, in the event of our change of control, all of our non-employee directors’ equity compensation awards will become fully vested. In addition, in the event of the termination of a non-employee director’s service to the Board as a result of death, disability or retirement, all of his or her equity compensation awards will become fully vested; provided that, such non-employee director served as a member of the Board for at least three years prior to the date of termination and satisfied our stock ownership guideline requirements during his or her service as a Board member.

Other Benefits for Non-Employee Directors. We reimburse our directors for their travel and expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs.

Stock Ownership Guidelines. Under our stock ownership guidelines, which were updated in August 2020, our non-employee directors are required to hold the lesser of (i) the number of shares equivalent to five times their then-current annual retainer divided by the average closing price of our common stock for the 30-day period immediately preceding and ending with the date of the annual meeting of stockholders or (ii) 30,000 shares (in the case of non-employee directors other than the Chair of our Board) or 45,000 shares (in the case of the Chair of the Board). The stock ownership guidelines must be achieved by each non-employee director within five years of the respective director’s first election or appointment to the Board or first appointment as Chair of the Board, as applicable.

Until the requirements of our stock ownership guidelines are achieved, each non-employee director is encouraged to retain at least 10% of the “net shares” (as defined below) obtained through our stock incentive plans. Shares counted toward the minimum stock ownership requirements include (i) shares of common stock owned outright by a director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock where the restrictions have lapsed; (iii) shares acquired upon stock option exercise; (iv) shares purchased in the open market; (v) restricted stock units where the restrictions have lapsed but the issuance of the shares to the director has been deferred at the election of the director pursuant to a company policy, plan or written agreement; and (vi) shares held in trust. “Net shares” are the number of shares from the sale of stock options or the vesting of restricted stock or restricted stock units, less the number of shares the director sells to cover the exercise price of stock options or to pay taxes.

As of December 28, 2024, all of our non-employee directors were holding the required number of shares under our stock ownership guidelines or had time remaining to do so within the established compliance time frame.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement	35

2025 NOTICE OF MEETING AND PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of shares of our common stock beneficially owned as of March 19, 2025 by beneficial owners of more than 5% of our common stock (based on SEC filings), our directors and Named Executive Officers (as defined in “Compensation Discussion and Analysis” below) and all of our directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Some of the individuals may share voting power with their spouses with respect to the listed shares. Ownership information is based upon information provided by the individuals.

5% Stockholders	Shares Beneficially Owned(1)	Percent of Class(2)

The Vanguard Group(5)	142,442,745	8.8%

BlackRock, Inc.(6)	124,945,206	7.7%

Directors

Lisa T. Su	4,736,062	*

Nora M. Denzel	152,793	*

Mark Durcan	50,167	*

Michael P. Gregoire	14,267	*

Joseph A. Householder	216,692	*

John W. Marren	55,329	*

Jon A. Olson	22,677	*

Abhi Y. Talwalkar	53,071	*

Elizabeth W. Vanderslice	77,264	*

Named Executive Officers

Jean Hu	68,119	*

Ava Hahn	11,473	*

Forrest Norrod	397,382	*

Mark Papermaster	1,967,009	*

Victor Peng(7)	236,266	*

All current directors and executive officers as a group (15 persons)	6,947,079	*

*	Less than one percent

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2025 NOTICE OF MEETING AND PROXY STATEMENT

Security Ownership of Certain Beneficial Owners And Management (continued)

(1)

Includes beneficial ownership of the following number of shares of our common stock that are issuable upon exercise of stock options that are exercisable by May 18, 2025 (within 60 days of March 19, 2025) and upon vesting of RSUs that are scheduled to vest by May 18, 2025. Also includes beneficial ownership of the following number of shares of our common stock issuable upon the vesting of RSUs that vested as of March 19, 2025 or for which the issuance of shares of our common stock upon vesting was deferred by the director (the “Deferred RSU Shares”) pursuant to our Outside Director Equity Compensation Policy until such director ceases to serve on the Board:

Name	Number of Shares Subject to Options Exercisable as of March 19, 2025 or Which Become Exercisable Within 60 Days of This Date(3)	Number of RSUs That Vest Within 60 Days of March 19, 2025(4)	Deferred RSU Shares as of March 19, 2025

Lisa T. Su	553,902	—	—

Nora M. Denzel	—	1,547	57,786

Mark Durcan	—	1,547	50,167

Michael P. Gregoire	—	1,547	14,267

Joseph A. Householder	—	1,547	210,239

John W. Marren	—	1,547	55,329

Jon A. Olson	—	1547	—

Abhi Y. Talwalkar	—	1,547	31,317

Elizabeth W. Vanderslice	—	1,547	3,441

Jean Hu	6,654	—	—

Ava Hahn	—	—	—

Forrest Norrod	96,083	—	—

Mark Papermaster	253,299	—	—

Victor Peng	—	—	—

All current directors and executive officers as a group (15 persons)	915,261	12,376	422,546

(2)

Based on [    ] shares of our common stock outstanding as of March 19, 2025. Also, each individual’s calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 18, 2025 and upon vesting of RSUs held by that individual that will vest by May 18, 2025 and Deferred RSU Shares, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(3)

Each individual’s calculation includes shares of our common stock that are issuable upon exercise of stock options held by that individual that are exercisable by May 18, 2025, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(4)

Each individual’s calculation includes shares of our common stock that are issuable upon vesting of RSUs held by that individual that will vest by May 18, 2025, ignoring the withholding of shares of common stock to cover applicable taxes. These shares, however, were not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual.

(5)

All information regarding The Vanguard Group and its subsidiaries (“Vanguard”) is based solely on information disclosed in Amendment No. 12 of Schedule 13G filed with the SEC on February 13, 2024 by Vanguard. According to the Schedule 13G filing, of the 142,442,745 shares of our common stock reported as beneficially owned by Vanguard, Vanguard had sole dispositive power as to 135,560,765 shares, shared dispositive power as to 6,881,980 shares, shared voting power as to 2,092,618 shares and did not have sole voting power as to any shares. Vanguard is located at 100 Vanguard Blvd., Malvern, PA 19355.

(6)

All information regarding BlackRock Inc. and its subsidiaries (“BlackRock”) is based solely on information disclosed in Amendment No. 8 of Schedule 13G filed with the SEC on February 1, 2024 by BlackRock. According to the Schedule 13G filing, of the 124,945,206 shares of our common stock reported as beneficially owned by BlackRock. BlackRock had sole voting power as to 113,150,136 shares and sole dispositive power as to all shares. BlackRock is located at 50 Hudson Yards, New York, New York 10001.

(7)	Mr. Peng retired from AMD in August 2024. The number of shares reflect his holdings as of August 2024.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following sets forth biographical information regarding our executive officers as of March 19, 2025. Biographical information about Dr. Su, who is both a director and an executive officer, may be found above under “Item 1—Election of Directors”. The age of each executive officer is as of our Annual Meeting.

Jean Hu Executive Vice President, Chief Financial Officer and Treasurer Age: 61

Ms. Hu has been our Executive Vice President, Chief Financial Officer and Treasurer of AMD, responsible for the Company’s financial planning and strategy, since January 2023. In this role, Ms. Hu leads the global finance organization, investor relations, global corporate services, and facilities. Prior to AMD, Ms. Hu served as Chief Financial Officer of Marvell Technology, Inc. (Marvell) from August 2016 to January 2023, where she led all aspects of financial planning, accounting, reporting, treasury, tax and investor relations. Prior to Marvell, Ms. Hu served as Senior Vice President and Chief Financial Officer of QLogic Corporation (QLogic) (a network server and storage networking company) from April 2011 to August 2016, and as acting Chief Executive Officer of QLogic from May 2013 to February 2014 and from August 2015 to August 2016. She has more than 20 years of financial leadership experience in the semiconductor industry, including previous CFO roles at Qlogic and Conexant. She has served on the board of directors of Fortinet, Inc. (a cybersecurity company) since October 2019.

Ms. Hu holds a Bachelor of Science degree in chemical engineering from Beijing University of Chemical Technology and a Ph.D. in Economics from Claremont Graduate University.

Darren Grasby Executive Vice President, Chief Sales Officer Age: 55

Mr. Grasby has been our Executive Vice President, Chief Sales Officer since January 2025. In this role, he is responsible for leading our worldwide sales organization with a focus on the end-to-end product portfolio, spanning data center, commercial, consumer and embedded markets. Prior to that, Mr. Grasby was our Executive Vice President, Strategic Partnerships, President EMEA.

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Information About Our Executive Officers (continued)

Since Mr. Grasby joined AMD in 2007, he has held several leadership roles focused on sales and marketing, including serving as Senior Vice President of Global Computing and Graphics Sales from July 2018 to January 2019. In that role, Mr. Grasby led teams responsible for successfully driving adoption of AMD Ryzen™, AMD Radeon™ and AMD EPYC™ processors globally. Prior to that, Mr. Grasby was our President EMEA and Global Channel Sales from October 2015 to July 2018 and Corporate Vice President, Global Sales and General Manager EMEA from November 2014 to October 2015. He was our Corporate Vice President and General Manager EMEA from August 2007 to November 2014.

Mr. Grasby has nearly three decades of high-tech industry expertise focused on PCs, graphics and peripheral product sales. Before joining AMD, Mr. Grasby created and ran several very successful companies, including businesses focused on computer manufacturing, supply chain management, global distribution, and creation and development of graphics brands like ATI.

Philip Guido Executive Vice President, Chief Commercial Officer Age: 63

Mr. Guido has been our Executive Vice President and Chief Commercial Officer leading the Company’s Worldwide Sales Organization since June 2023. Mr. Guido was previously general manager, global managing partner of Strategic Sales at IBM Consulting (IBM), responsible for expanding IBM’s deep partnerships with enterprise customers. He held multiple leadership roles at IBM during his more than 30-year tenure with the company, including the general manager of IBM North America driving over $40B in revenue and general manager, Infrastructure Services Business.

Mr. Guido graduated Magna Cum Laude and Phi Kappa Phi from Montclair State University with a degree in economics and has a certificate in International Business from the University of Copenhagen. He is a senior advisor board member of Brighton Park Capital Group, senior member of The David Rockefeller Fellows Program in New York City, the board of the NPower Gala Committee and CEO Advisory Board for Innovate@UCLA.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

Information About Our Executive Officers (continued)

Ava M. Hahn Senior Vice President, General Counsel and Corporate Secretary Age: 52

Ms. Hahn has been our Senior Vice President, General Counsel and Corporate Secretary since January 2024. In this role, Ms. Hahn oversees our worldwide legal and corporate governance matters, ethics and compliance programs, and public affairs. Prior to joining AMD, Ms. Hahn was Senior Vice President and Chief Legal Officer at Lam Research, where she was responsible for the company’s global legal affairs and government affairs functions and led an executive diversity and inclusion task force. She has served as General Counsel at CA Technologies (now part of Broadcom Inc.); Aruba Networks, Inc. (now part of Hewlett Packard Enterprise); ShoreTel, Inc. (now part of Mitel); Genesis Microchip Inc. (now part of STMicroelectronics); and venture capital firms Kleiner Perkins and Felicis Ventures.

Ms. Hahn is a member of the State Bar of California. She holds a Bachelor of Arts degree in history from the University of California, Berkeley and a Juris Doctor degree from Columbia Law School.

Jack Huynh Senior Vice President and General Manager of the Computing and Graphics Business Group Age: 46

Mr. Huynh has been our Senior Vice President and General Manager of the Computing and Graphics Business Group since April 2023. Mr. Huynh is responsible for all aspects of strategy, business, and engineering to advance our leadership in AI and high-performance computing across end-user devices. Jack brings over 25 years of experience driving innovation and delivering leadership CPU, GPU, and NPU technologies across gaming, consumer, and enterprise devices.

Since joining AMD in 1998, Mr. Huynh has spanned a breadth of businesses and technologies while building deep, strategic partnerships that have transformed AMD’s product portfolio and business. He previously led our semi-custom group as Senior Vice President and General Manager, responsible for managing all aspects of strategy, business management, and engineering for high-performance AMD semi-custom solutions.

Prior to that, Mr. Huynh served as Corporate Vice President and General Manager of our mobile business unit where he led end to end business execution of AMD mobile products. Additionally, he held several leadership roles across our desktop, mobile, and chipset businesses. Before these roles, Mr. Huynh began his career at AMD as a microprocessor design engineer.

Mr. Huynh holds a Bachelor of Science in electrical engineering from the University of Illinois Urbana-Champaign.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

Information About Our Executive Officers (continued)

Forrest E. Norrod Executive Vice President and General Manager, Data Center Solutions Business Unit Age: 59

Mr. Norrod has been our Executive Vice President and General Manager of the Data Center Solutions Business Group since January 2023. In this role, he is responsible for managing all aspects of strategy, business management and engineering for AMD data center products. Mr. Norrod joined AMD in November 2014. Mr. Norrod has more than 30 years of technology industry experience across a number of engineering and business management roles at both the chip and system level.

Mr. Norrod was Vice President and General Manager of Dell Inc.’s (Dell) server business from December 2009 to October 2014, driving the business to market share leadership in several key geographies and markets while delivering consistent revenue and profitability growth. In his role as Vice President and General Manager of Dell’s Data Center Solutions, Mr. Norrod successfully led the creation of the company’s first internal startup, which established Dell’s leadership presence in the hyper-scale data center market. He joined Dell as CTO of Client Products in August 2000, then led the company’s Enterprise Engineering before ultimately having responsibility for all of Dell’s global engineering teams. Prior to Dell, Mr. Norrod worked at Cyrix Corp from 1993 to 1997 and National Semiconductor from 1997 to 2000 leading the integrated x86 CPU businesses. He started his career as a VLSI design engineer at Hewlett Packard.

Mr. Norrod holds Bachelor of Science and Master of Science degrees in electrical engineering from Virginia Tech and holds 11 US patents in computer architecture, graphics and system design. He serves on the board of directors of Intuit, Inc. (a cloud financial management software company) since 2024.

Mark D. Papermaster Executive Vice President and Chief Technology Officer, Technology and Engineering Age: 63

Mr. Papermaster has been our Executive Vice President and Chief Technology Officer, Technology and Engineering, responsible for technical direction and product development since January 2019. He led the re-design of engineering processes at AMD and the development of the award-winning “Zen” high-performance x86 CPU family, high-performance GPUs and our modular design approach, Infinity Architecture.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

Information About Our Executive Officers (continued)

His more than 40 years of engineering experience includes significant leadership roles managing the development of a wide range of products from microprocessors to mobile devices and high-performance servers. Before joining AMD in October 2011 as our Chief Technology Officer and Senior Vice President, Mr. Papermaster was the leader of Cisco Systems, Inc.’s Silicon Engineering Group, the organization responsible for silicon strategy, architecture, and development for the company’s switching and routing businesses. In prior roles, Mr. Papermaster served as Apple, Inc.’s Senior Vice President of Devices Hardware Engineering, where he was responsible for iPod and iPhone hardware development. He also held a number of senior leadership positions at IBM overseeing development of the company’s key microprocessor and server technologies.

Mr. Papermaster holds a Bachelor of Science degree from the University of Texas at Austin and a Master of Science degree from the University of Vermont, both in electrical engineering. In October 2024, he was appointed the Vice Chair of the U.S. Department of Commerce Industrial Advisory Committee (IAC) for the CHIPS for America program. Most recently, Mr. Papermaster was elected to the prestigious National Academy of Engineers for leadership in the design and production of complex integrated circuit processors. He is an active member of several boards and committees, including the Global Semiconductor Alliance Board of Directors, IEEE Industry Advisory Board, The University of Texas at Austin Cockrell School of Engineering Advisory Board, The University of Texas President’s Austin Innovation Board, and Purdue University Semiconductor Degrees Leadership Board.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

This “Compensation Discussion and Analysis” describes our executive compensation philosophy and objectives, provides an overview of our executive compensation program and reviews the Compensation and Leadership Resources Committee’s (the “Compensation Committee”) fiscal 2024 compensation decisions for the following executive officers (our “Named Executive Officers”):

Name	Title

Lisa Su	Chair, President and Chief Executive Officer

Jean Hu	Executive Vice President, Chief Financial Officer and Treasurer

Mark Papermaster	Executive Vice President and Chief Technology Officer

Forrest Norrod	Executive Vice President and General Manager, Data Center Solutions Unit

Ava Hahn(1)	Senior Vice President, General Counsel and Corporate Secretary

Victor Peng(2)	Former President, AMD

(1)	Ms. Hahn joined AMD in January 2024.
(2)	Mr. Peng retired from AMD in August 2024.

Executive Summary

2024 Business Highlights

AMD delivered record revenue of $25.8 billion in fiscal 2024, up 14 percent compared to last year, as strong growth in our Data Center and Client segments more than offset headwinds in our Gaming and Embedded segments. Data Center segment annual revenue of $12.6 billion increased 94% compared to the prior year driven by higher sales of AMD InstinctTM and AMD EPYCTM processors. Data Center segment annual revenue nearly doubled and contributed approximately 50% of total annual revenue. Client segment revenue of $7.1 billion, up 52% compared to the prior year, was driven by higher sales of AMD RyzenTM mobile and desktop processors. Gaming segment revenue declined 58% from the prior year to $2.6 billion primarily due to lower semi-custom product revenue. Embedded segment revenue declined 33% from the prior year to $3.6 billion primarily due to customers normalizing their inventory levels.

Gross margin for the year was 49%, compared to 46% last year, driven primarily by a favorable shift in revenue mix based on higher Data Center and Client revenues and lower Gaming revenue, partially offset by negative impact of lower Embedded revenue. Operating income was $1.9 billion, compared to operating income of $401 million for fiscal 2023, primarily driven by higher revenue, partially offset by increased R&D investments. Net income was $1.6 billion, compared to $854 million in the prior year, primarily driven by higher revenue.

During the year, we successfully launched multiple leadership products and made significant progress executing our AI strategy. One of our priorities in 2024 was to accelerate growth in our Data Center segment. The demand for our Data Center AI accelerator products was very strong led by production deployments by AMD Instinct MI300X GPU accelerators by large hyperscale cloud customers. To further expand our high-performance server CPU portfolio, we launched our 5th Gen AMD EPYC processors, formerly codenamed “Turin,” built with our latest “Zen 5” core architecture designed to deliver leadership performance and efficiency.

We took a major step in our AI PC roadmap with the launch of AMD Ryzen AI 300 Series processors that combine leadership compute capabilities based on our “Zen 5” architecture and an industry-leading neural processing unit (“NPU”) powered by our XDNA 2 architecture for next-generation AI PCs. We added to our Ryzen family of desktop CPUs with the Ryzen 9000 series processors for laptop and desktop PCs that deliver leadership performance in gaming, productivity and content creation. We extended our multigenerational partnership with Sony as they introduced the PlayStation® 5 Pro, which features a new AMD semi-custom SoC that delivers increased graphics and ray tracing performance and enables AI-driven upscaling.

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Compensation Discussion and Analysis (continued)

We expanded our adaptive computing portfolio with differentiated solutions with the launch of the new VersalTM Series Gen 2 devices, including the new Versal AI Edge Series Gen 2 and Versal Prime Series Gen 2 adaptive SoCs, which bring preprocessing, AI inference, and postprocessing together in a single device for end-to-end acceleration of AI-driven embedded systems.

To execute our AI strategy, we brought together multiple AI teams across AMD to drive development of a comprehensive software ecosystem spanning our full product portfolio. We made several key optimizations and introduced new features in the latest AMD ROCmTM software that increased performance in key generative AI workloads, expanded support for additional frameworks and libraries, and simplified the overall developer experience. We also made strategic investments to further expand our AI software capabilities with the acquisition of Silo AI Oy (“Silo AI”), an AI lab based in Finland that enables customers to accelerate development and deployment of AI models on AMD hardware. Silo AI has also developed a software stack used to train multiple state-of-the-art large language models (“LLMs”) on AMD Instinct accelerators that can accelerate the development of highly-performant AMD training solutions.

We also focused on extending our data center infrastructure capabilities by entering into an agreement in August to acquire ZT Group Int’l, Inc. (“ZT Systems”), a provider of AI and general-purpose compute infrastructure for hyperscale computing companies. We believe that with the acquisition of ZT Systems, we can accelerate time to market for our leadership AI training and inferencing solutions. The acquisition is expected to close in the first half of fiscal year 2025, subject to certain regulatory approvals and other customary closing conditions. We intend to seek a strategic partner to acquire ZT Systems’ manufacturing business.

Our balance sheet remained strong with cash, cash equivalents and short-term investments as of December 28, 2024 at $5.1 billion, compared to $5.8 billion at the end of December 30, 2023. Our aggregate principal amount of total debt as of December 28, 2024 was $1.8 billion, compared to $2.5 billion as of December 30, 2023. We repaid our 2.95% Senior Notes due 2024 with a principal amount of $750 million in June 2024. During the year, we repurchased 5.9 million shares under our stock repurchase program, returning $862 million to stockholders.

We ended the year with significant momentum, reflected by record revenue for both the fourth quarter and for the full year and CPU market share gains that accelerated throughout 2024. We also successfully established our multi-billion-dollar Data Center AI business and accelerated both our AMD Instinct hardware and AMD ROCm software roadmaps to address significant AI market opportunities.

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Compensation Discussion and Analysis (continued)

From the end of fiscal 2019 to the end of fiscal 2024, our market capitalization increased 276%, generating approximately $149 billion in value for our stockholders. The following graphic compares the change in our market capitalization to the change in the S&P 500 and the Philadelphia Semiconductor Sector Index (“SOX”) from the end of fiscal 2019 through the end of fiscal 2024. Our stock continues to significantly outperform our peer index over the 3- and 5-year periods. We believe long-term periods are more relevant as short-term periods are more impacted by market volatility.

2024 Executive Compensation Program – Highlights

Overview

We operate in a challenging, highly competitive and rapidly evolving global business environment. It is critical that we retain and motivate a talented and experienced executive team. Accordingly, our Compensation Committee has implemented and oversees an executive compensation program that emphasizes pay for performance, advances our business strategies and objectives, drives the creation of long-term sustainable stockholder value, and attracts, retains and motivates a high-caliber executive team.

For fiscal 2024, the vast majority of our Named Executive Officers’ compensation continued to be delivered through long-term equity awards. The performance-based restricted stock unit (“PRSU”) awards that vested in 2024 reflected our exceptional stock price performance for the three-year period from August 9, 2021 through August 9, 2024, relative to the total shareholder return of the S&P 500. Our total shareholder return of 79.99% for this three-year performance period was 53.54% higher than the total shareholder return of the S&P 500 during the same period. As a result, each of our Named Executive Officers (other than Ms. Hu, Ms. Hahn and Mr. Peng, who were not employed by us during 2021) vested in 200% of the target number of PRSUs covered by their fiscal 2021 annual PRSU awards.

Each of our Named Executive Officers (other than Mr. Peng) also received a cash incentive award under our Executive Incentive Plan (“EIP”) for fiscal 2024 based on the achievement of revenue, adjusted non-GAAP net income and adjusted free cash flow performance goals and the achievement of key strategic milestones. Despite our achievements, we did not meet our aggressive internal financial targets which are intentionally set to be rigorous and challenging to align with our pay for performance philosophy, resulting in below target payouts under the EIP. Based on this performance, our Named Executive Officers received a payout under the EIP for fiscal 2024 of 72.2% of target.

2024 Executive Compensation Program – Emphasis on “Pay for Performance”

As illustrated below, the target total direct compensation (defined below) of our Named Executive Officers (other than Mr. Peng) in 2024 was weighted heavily towards performance-based compensation:

•

Approximately 96% of our Chief Executive Officer’s target total direct compensation and approximately 91% of the average target total direct compensation of our other Named Executive Officers (excluding Mr. Peng) was delivered in the form of variable or “at risk” compensation tied to company, individual, or stock price performance;

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Compensation Discussion and Analysis (continued)

•

Long-term equity awards (the ultimate value of which depends on our stock price) continued to be the largest element of compensation, representing approximately 88% of our Chief Executive Officer’s target total direct compensation and approximately 81% of the average target total direct compensation of our other Named Executive Officers (excluding Mr. Peng); and

•

100% of the target annual incentive bonuses payable to our Named Executive Officers (excluding Mr. Peng) was tied to the achievement of pre-established financial and strategic milestone goals for the 2024 fiscal year that aligned with our annual operating plan and long-term business strategy.

A Named Executive Officer’s “target total direct compensation” is the sum of his or her base salary, target annual incentive bonus opportunity under our EIP, and the aggregate intended target value of long-term equity awards granted under our equity plans in fiscal 2024 (but excluding, for Ms. Hahn, her “make-whole” and sign-on equity awards). The aggregate intended target values of our long-term equity awards differ from the accounting values (grant date fair value) that are included in the “2024 Summary Compensation Table” and “Grants of Plan-Based Awards in 2024” tables below on pages 67 and 71).

Leadership Changes

2024 General Counsel New Hire Package

On January 22, 2024, Ms. Hahn was appointed as our new General Counsel and Corporate Secretary. We entered into an offer letter with Ms. Hahn on January 15, 2024, regarding her employment and compensation. The Compensation Committee sought to ensure that Ms. Hahn’s annual compensation package was market competitive, based on the market data Compensia provided for an experienced General Counsel in our industry and also included certain inducement and “make-whole” components to incentivize Ms. Hahn to join AMD.

Pursuant to her offer letter, which was negotiated at arms-length, Ms. Hahn’s initial base salary is $585,000 and she is eligible for an annual performance bonus target amount of 100% of her base salary under our EIP. She also received a long-term equity incentive award for the 2024 fiscal year with a target value of $3.5 million subject to similar vesting and other terms and conditions as the annual long-term incentive awards granted to our other executive team members in August 2024.

Ms. Hahn also received a sign-on equity award of (a) a target number of PRSUs having an aggregate intended target value of $1.5 million (or a target number of 9,071 PRSUs) and (b) time-based RSUs having an intended target value of $1.5 million (or 9,071 time-based RSUs). The PRSUs may be earned (0% to 250% of target) depending on (i) the return on AMD’s stock price relative to the return on the S&P 500 Index over the three-year performance period that began August 9, 2023 and ends on August 9, 2026, (ii) the absolute return on AMD’s stock price over the performance period, and (ii) the percentage (if any) by which AMD’s 2025 fiscal year non-GAAP earnings per share exceeds AMD’s 2023 fiscal year non-GAAP earnings per share. Ms. Hahn’s sign-on PRSUs, to the extent earned, are scheduled to vest on August 9, 2026, generally subject to her continued service through such date and Compensation Committee

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Compensation Discussion and Analysis (continued)

certification of final performance results. The time-based RSUs vest in four equal annual installments beginning on February 15, 2025.

Ms. Hahn’s “make whole” compensation was designed to be economically equivalent to the equity compensation opportunities she forfeited upon her departure from her prior employer. It was comprised of (a) time-based restricted stock units (“RSUs”) having an aggregate intended target value of $6 million (36,284 time-based RSUs) that are scheduled to vest (i) 6,047 on September 15, 2024, (ii) 12,095 on January 15, 2025, and (iii) 18,142 on January 15, 2026, generally subject to her continued service through the applicable vesting date and (b) a sign-on cash bonus of $2 million. Ms. Hahn is required to repay the sign-on cash bonus in full if her employment terminates within the first thirteen months following her start date, or, if her employment terminates after thirteen months and before the 24th month following her start date, her repayment obligation is prorated based on each full month of employment following her thirteenth month of employment.

Ms. Hahn’s sign-on and make-whole equity awards are subject to the terms and conditions of the 2023 Equity Incentive Plan (the “2023 Plan”).

Response to 2024 “Say On Pay” Vote and Stockholder Engagement Process

The Compensation Committee seeks to align the objectives of our executive compensation program with the interests of our stockholders. When evaluating our executive compensation program, the Compensation Committee carefully considers both the results of our annual advisory resolution on the compensation of our Named Executive Officers (the “say on pay” proposal) as well as direct feedback from our stockholders, with whom we actively and directly engage throughout the fiscal year. At our 2024 annual meeting of stockholders, our “say on pay” proposal received support from approximately 80% of the votes cast on the proposal, reflecting widespread stockholder support for our fiscal 2024 executive compensation program. As in prior years, we were mindful of the strong support our stockholders expressed for our program as we evaluated our compensation practices for fiscal 2024. Upon completion of our evaluation, we decided to retain the overall design of our executive compensation program.

During fiscal 2024, we continued our practice of proactive stockholder engagement regarding executive compensation, environmental, social and governance (“ESG”), and other corporate governance matters. We do not rely solely on the proxy season as our active stockholder engagement season, instead we prefer to actively and directly engage with stockholders throughout the fiscal year. After filing and disseminating our definitive proxy statement for our 2024 annual meeting of stockholders, we conducted conference calls, in-person and virtual meetings, or other types of engagements with several of our top 100 institutional stockholders (and approximately 60% of the shares of common stock entitled to vote at our annual meeting) to solicit feedback on AMD, including their views on our executive compensation structure and pay policies and practices.

In summary, stockholder feedback centered on the following themes:

•

In the aggregate, feedback received during these discussions continued to be supportive of our executive compensation program and our compensation program design, and we received feedback that AMD has a well-functioning incentive program which appropriately promotes and rewards strong long-term performance.

•

We shared stockholder feedback with the Compensation Committee, which considers both the results of our say-on-pay vote as well as direct feedback from stockholders to align the objectives of our executive compensation program with the interests of our stockholders. As we evaluated our compensation practices for 2024, the Compensation Committee considered the support we received from our stockholders for the overall design of our executive compensation program during our 2024 engagement as well as in the past.

•

After considering the stockholder feedback, the Compensation Committee maintained the overall program design, which it believes emphasizes pay-for-performance, provides market-competitive compensation, and appropriately incentivizes our Named Executive Officers to deliver long-term sustainable stockholder value creation without encouraging excessive risk-taking.

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Compensation Discussion and Analysis (continued)

Executive Compensation Policies and Practices

We implement sound executive compensation policies and practices, which we believe drive superior performance and prohibit or minimize behaviors that we believe do not serve our stockholders’ long-term interests, as highlighted in the below table:

Policy/Practice	Summary

Clawback/Recovery Rights

We have a compensation recovery (“clawback”) policy designed to comply with the listing standards of Nasdaq pursuant to which we are required to recover certain incentive-based compensation received by our executive officers as a result of achieving financial performance goals that are not met under any restated financial results.

In addition, we have the right to recoup incentive-based and other compensation (including both time and performance-based equity awards) paid or granted to an employee (including any Named Executive Officer) in the event of certain misconduct by the employee (see our “Compensation Recovery (“Clawback”) Rights” section below).

One-year minimum vesting period for equity awards	Our equity plans (i.e., our 2023 Equity Incentive Plan, 2004 Equity Incentive Plan, and the Xilinx, Inc. 2007 Equity Incentive Plan) require a minimum one-year vesting period with respect to at least 95% of awards issued thereunder, subject to limited exceptions such as death, disability, termination of employment or a change of control of AMD.

Change of control payments are “double-trigger” and capped	Our change of control agreements are “double-trigger”, meaning payments will be made only if there is an involuntary termination of employment without cause or constructive discharge following a change of control. Further, we have not and will not enter into change of control agreements that provide cash change of control payments that exceed (i) two times the sum of base salary and target annual incentive bonus plus (ii) the pro-rated target annual incentive bonus for the year in which the termination of employment occurs.

No excise tax gross-ups	We will not enter into any change of control agreement or arrangement with a Named Executive Officer that provides for an excise tax gross-up payment.

Limited perquisites	We provide limited perquisites or other personal benefits to our Named Executive Officers. Our aircraft policy provides for the use of leased corporate aircraft by our Chief Executive Officer for all business flights; our other Named Executive Officers may use leased corporate aircraft for approved business flights when a commercial flight would not be more feasible or practical.

Anti-hedging and pledging policy	We prohibit our employees (including our Named Executive Officers and Directors) from hedging AMD securities. Pledging of AMD securities is not permitted without the preapproval of the Nominating and Governance Committee of our Board which is only granted in very limited circumstances and has not been granted to date. None of our Named Executive Officers or Directors have pledged any shares.

Incentive compensation amounts are subject to payment thresholds and maximums	Our annual cash performance bonuses and 2024 annual PRSU awards have aggressive and challenging performance requirements that must be achieved to receive target payment and are subject to maximum potential payment in relation to the target award.

Stock ownership requirements	We have robust stock ownership requirements for our Chief Executive Officer, other Named Executive Officers and the Board of Directors.

Compensation risk assessment	The Compensation Committee conducts an annual risk assessment of our compensation policies and practices to ensure that our programs are not reasonably likely to have a material adverse effect on us.

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Compensation Discussion and Analysis (continued)

Compensation Philosophy and Objectives

Pay for Performance

Our executive compensation program philosophy centers on pay for performance and is guided by the following primary principles:

Principle	Description

Business Driven	Compensation should align to performance; rewards should directly tie to achievement of specific financial, operational and strategic objectives that generally lead to increased and sustained stockholder value.

Performance Differentiated	Compensation program design should create an effective link between pay and performance at both the company and individual level. With improved company performance and increases in company valuation and stock price, our compensation programs should deliver higher rewards to our Named Executive Officers.

Market Competitive	Compensation should be competitive to attract, retain and motivate high-caliber senior leadership.

Ownership Oriented	Incentives should be fully aligned with stockholder interests by delivering meaningful equity awards tied to and balanced with stockholder value creation supported by maintaining robust stock ownership requirements.

We continually assess and adjust our executive compensation program, policies and practices taking into account these guiding principles and based on feedback obtained through our stockholder engagement efforts.

Talent Management Focus

The Compensation Committee places a strong emphasis on developing, motivating, retaining, and attracting talent that is critical to guide and execute our strategy as well as to continue to grow our business. Our executive compensation program aligns with our talent objectives and our compensation decisions not only consider individual and company performance, but also long-term potential, key retention goals and organizational succession plans.

As required by its charter, the Compensation Committee regularly reviews succession planning and talent development. The Compensation Committee at least annually reviews succession plans for the Chief Executive Officer and other senior executive positions. These reviews occur with input from our Chief Executive Officer, our Senior Vice President, Marketing, Communications and Human Resources, and our Senior Vice President and Chief Human Resources Officer. The Compensation Committee also reviews succession plans in executive session, with no members of management present. Succession planning for key executive roles consists of an assessment of internal candidates and their development plans, as well as potential external talent, while factoring in our culture as well as diversity and belonging.

We believe that building a diverse talent pipeline, encouraging a culture of respect and belonging, and increasing inclusion of unique and underrepresented voices makes AMD stronger. In 2024, we continued to focus on developing our female engineering community through mentoring opportunities and expanding our “Advancing Women in Technology” program that aims to support career development. For additional information on our belonging and inclusion efforts, see our “Environmental, Social and Governance” section beginning on page 27.

Competitive Compensation

We operate in a highly competitive business environment. We must offer market competitive compensation to recruit and retain top leadership and industry experts to guide and execute our business strategy. Accordingly, the Compensation Committee seeks to compensate our Named Executive Officers at competitive levels with compensation for executives in similar positions at identified peer companies (set forth below), which the Compensation Committee believes reflects the current competitive market for executive talent. In making its compensation decisions, the

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Compensation Discussion and Analysis (continued)

Compensation Committee also considers a number of other factors, including the scope of responsibility of each Named Executive Officer, internal pay comparisons and the retention value of each Named Executive Officer’s unvested long-term equity award holdings, as well as its assessment of each Named Executive Officer’s performance and expected future contributions and impact on the organization.

Align Pay Practices with Sound Risk Management

The Compensation Committee seeks to structure our executive compensation program to motivate and reward our Named Executive Officers for appropriately balancing opportunity and risk, such as investment in key initiatives designed to profitably advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking.

The Compensation Committee believes that our executive compensation program fosters our objectives while mitigating potentially excessive risk-taking through the following means:

Sound Risk Management

✓	Compensation is an appropriate balance of fixed pay versus variable pay, as well as short-term versus long-term incentives

✓	Performance-based compensation opportunities are capped

✓	Our annual incentive plans include multiple company-wide financial and strategic goals that are quantitative and measurable

✓	Long-term equity awards are a balanced mix of time-based and performance-based vesting, both spanning multiple years

✓	Long-term equity awards generally have a minimum vesting period of one year

✓	Compensation is subject to recoupment (i.e., clawback) policies and provisions

✓	Our Named Executive Officers are subject to rigorous stock ownership requirements

How We Make Compensation Decisions

Role of the Compensation Committee and our Board

The Compensation Committee is responsible to our Board for developing and overseeing our executive compensation and benefits policies and programs. The Compensation Committee, which consists of four independent directors, is responsible for reviewing our executive compensation program annually to evaluate its alignment with the strategies and needs of our business, market trends and the interests of our stockholders. The Compensation Committee is responsible for formulating compensation recommendations to the non-management members of our Board regarding our Chief Executive Officer’s compensation and for approving the compensation of our other Named Executive Officers. This includes:

•	reviewing and approving the performance goals and objectives that relate to performance-based compensation awarded under the EIP and our equity plans;

•	conducting an annual compensation risk assessment to evaluate our compensation policies and practices;

•	evaluating the competitiveness of each Named Executive Officer’s total compensation package; and

•

reviewing and approving any changes to a Named Executive Officer’s total compensation package, such as base salary, annual incentive bonus opportunities, annual long-term incentive award opportunities, and payouts and retention programs.

The non-management members of our Board annually conduct a performance assessment of our Chief Executive Officer. The Compensation Committee reviews and considers this performance assessment in making its recommendations to the non-management members of our Board regarding the compensation and other terms of our Chief Executive Officer’s employment. Our Chief Executive Officer does not participate in the determination of her own compensation and no management recommendation is made regarding her compensation.

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Compensation Discussion and Analysis (continued)

Role of Compensation Consultant

The Compensation Committee has the authority to engage independent advisors to assist in carrying out its responsibilities. During 2024, the Compensation Committee retained Compensia as its compensation consultant to provide assistance on executive and director compensation matters. Compensia advised the Compensation Committee on a variety of compensation-related matters, including:

•

the competitiveness of our executive compensation program by providing a market review of executive compensation and relevant trends, evaluating our compensation peer group composition and analyzing the compensation at our compensation peer group companies;

•

the pay levels of our Named Executive Officers by assessing and advising on equity and cash compensation guidelines for various executive job levels and assessing compensation levels for our executive officers;

•

our executive compensation program design, including short-term and long-term incentive plan design and pay mix, the framework for our long-term equity awards and our retention strategies, evaluation of our stock ownership guidelines, and assessment of severance and change of control arrangements;

•

the effectiveness of our Employee Stock Purchase Plan, Executive Severance Plan and change of control agreements by benchmarking the salient provisions of similar plans within our compensation peer group; and

•	the compensation arrangements for the non-management members of our Board.

Conflict of Interest Assessment for Compensation Consultant

The Compensation Committee recognizes the importance of receiving objective advice from its compensation consultant and conducts an annual conflicts of interest assessment of its compensation consultant. In 2024, Compensia did not provide any services to or receive any payments from us, except in its capacity as a consultant to the Compensation Committee. In March 2025, the Compensation Committee considered whether the services provided by Compensia raised any conflicts of interest pursuant to the rules of the SEC and the listing rules of Nasdaq and concluded that the work performed by Compensia did not raise any conflicts of interest.

In the course of its engagement, Compensia attended meetings of the Compensation Committee and, where applicable, presented its findings and recommendations for discussion. Compensia also consulted frequently with members of the Compensation Committee and met with members of senior management to obtain and validate market data, review materials, and discuss management’s compensation recommendations.

Role of Management

The Compensation Committee is supported by our Chief Executive Officer (other than with respect to her own compensation) and other members of management. The Compensation Committee considers the input of these individuals to formulate the specific plan and award designs, including performance measures and performance levels, necessary to align our executive compensation program with our business objectives and strategies. These individuals did not attend either executive sessions or portions of any meetings of the Compensation Committee or our Board where their own compensation was discussed or determined. During the Compensation Committee’s annual review of executive compensation, our Chief Executive Officer reviews with the Compensation Committee her performance evaluations of each of our other Named Executive Officers and her compensation recommendations for those Named Executive Officers.

Competitive Pay Analysis

Each year, the Compensation Committee reviews the compensation decisions of a custom group of peer companies in combination with industry-specific compensation survey data to develop an understanding of the “competitive market” with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluates how our pay practices and our Named Executive Officers’ compensation levels compared to the competitive market. As part of this evaluation, the Compensation Committee also reviews the performance measures and related performance target levels generally used within the competitive market to reward performance. The Compensation Committee believes that it appropriately sets the compensation of our Named Executive Officers, while taking into account the practices of our peers and industry best practices.

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Compensation Discussion and Analysis (continued)

Methodology Used to Perform the Competitive Pay Analysis

To assist the Compensation Committee in its review of the 2024 compensation for our Named Executive Officers, Compensia provided a competitive pay analysis in February 2024 that set forth compensation data developed from publicly available information, as of December 2023, of the companies included in a custom peer group (the “2024 Executive Compensation Peer Group”). In May 2024, Compensia provided the Compensation Committee an updated competitive pay analysis that reflected AMD’s and peer group financial data as of April 24, 2024, and updated AMD’s 30-day average stock price as of that date.

To develop the 2024 Executive Compensation Peer Group, the Compensation Committee reviewed the group of companies comprising the then-existing compensation peer group in November 2023, with particular reference to their industry (i.e., business segment and key competitors), revenues (generally 50% to 200% of our revenues for the trailing four fiscal quarters) and market capitalization (generally 30% to 300% of our market capitalization), in each case based on then publicly available information. The Compensation Committee selected these latter two metrics because, based on Compensia’s analysis and holding all other factors constant, revenue has the greatest correlation to cash compensation levels and market capitalization has the greatest influence on equity compensation levels.

Based on this review, the Compensation Committee removed L3Harris Technologies, Inc., Microchip Technology Incorporated and Motorola Solutions, Inc. because they were below the target range for market capitalization, and, in the case of Microchip Technology Incorporated and Motorola Solutions, Inc., also below the target range for revenue. The Compensation Committee also removed KLA Corporation because it was below the target range for revenue and at the lower end of the target range for market capitalization. Based on this review, and in order to improve the statistical sampling of the peer group, the Compensation Committee added International Business Machines Corporation and SAP SA, each of which fit within the applicable criteria and is included in competitive benchmark sets for other high profile semiconductor companies. The Compensation Committee believes that the composition of the 2024 Executive Compensation Peer Group reflects an appropriate set of comparator companies for purposes of assessing our executive compensation program.

The companies comprising the 2024 Executive Compensation Peer Group are as follows:

Peer Companies

Adobe Inc.	Micron Technology, Inc.

Analog Devices, Inc.	NXP Semiconductors N.V.

Applied Materials, Inc.	NVIDIA Corporation

Broadcom Inc.	Oracle Corporation

Cisco Systems, Inc.	Qualcomm Inc.

Intel Corporation	Salesforce, Inc.

International Business Machines Corporation	SAP SE

Intuit Inc.	Texas Instruments Incorporated

Lam Research Corporation	VMware, Inc.(1)

Marvell Technology Group Ltd.

(1)	VMWare, Inc. was acquired by Broadcom Inc. on November 22, 2023.

The following illustrates how our revenue and market capitalization for the trailing four fiscal quarters ended September 7, 2023, compared to the median of the 2024 Executive Compensation Peer Group:

	Revenue	Market Capitalization

Peer Group Median	$26.5 billion	$143.2 billion

AMD	$21.9 billion	$176.5 billion

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Compensation Discussion and Analysis (continued)

The Compensation Committee believes that the composition of the 2024 Executive Compensation Peer Group reflects an appropriate set of comparator companies for purposes of assessing our executive compensation program. The Compensation Committee used the 2024 Executive Compensation Peer Group competitive pay analysis developed by Compensia as its reference source in analyzing the competitiveness of our Named Executive Officers’ compensation.

Fiscal 2024 Compensation Elements

The principal elements of our 2024 executive compensation program, their objectives, and the factors influencing the amount ultimately provided to our Named Executive Officers, are as follows:

Element		Description	Objective	Factors Influencing Amount

Base Salary		Fixed compensation delivered in cash; reviewed annually and adjusted if appropriate	Provides base amount of market competitive pay	Experience, market data, individual role and responsibilities, and individual performance

Annual Cash Performance Bonus (EIP Awards)		Variable cash compensation based on performance against annual financial goals (weighted 80%) and strategic milestones (weighted 20%), subject to Compensation Committee discretion to increase or decrease the amount of the bonus	Motivates and rewards achievement of key financial results tied to our annual operating plan	Annual target cash performance bonus opportunity determined annually as a percentage of base salary based on the executive’s experience, individual role and responsibilities, and individual performance, and market data

Long-Term Incentive Plan Awards (LTI Awards)	Performance- Based Restricted Stock Units (PRSUs)

Variable compensation with payout in shares based on (i) stock price performance (absolute and relative to the performance of the S&P 500 Index) over a three-year performance period, and (ii) AMD’s non-GAAP EPS growth

			Directly aligns interests of executives with long-term stockholder value creation by linking potential payouts to relative and absolute stock price performance and EPS; promotes retention	Intended target value of all LTI Awards is based on market data and individual role and responsibilities
Stock Options

Variable compensation based on increase in stock price from date of grant, subject to exercise of the stock option and time-based vesting; awards vest pro rata annually over four years and have a seven-year term

Directly aligns interests of executives with long-term stockholder value creation, provides upside potential over a seven-year option term and promotes retention
	Restricted Stock Units (RSUs)	Variable compensation with payout in shares subject to time-based vesting; awards generally vest pro rata annually over four years	Directly aligns interests of executives with long-term stockholder value creation, provides a measure of stability across market cycles and promotes retention

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Compensation Discussion and Analysis (continued)

Other elements of our 2024 executive compensation program include (a) Ms. Hahn’s make-whole and sign-on compensation, as discussed above under “—Leadership Changes”, and (b) our deferred compensation plan, health, welfare and other personal benefits, and post-employment compensation arrangements, as described below.

Base Salaries

The annual base salaries of our Named Executive Officers as of the beginning and end of 2024 are set forth in the table below. After considering the competitive market data from our 2024 Executive Compensation Peer Group, the Compensation Committee approved the base salary increases indicated in the table below, each effective July 1, 2024. Ms. Hahn’s base salary was established upon her hiring through arm’s-length negotiation, taking into account her qualifications, experience, prior salary level, and the comparable market data.

Named Executive Officer	Base Salary as of December 28, 2024	Base Salary as of December 30, 2023	Percentage Increase

Lisa Su	$1,260,000	$1,200,000	5.0%

Jean Hu	$760,000	$725,000	4.8%

Mark Papermaster	$840,000	$800,000	5.0%

Forrest Norrod	$750,000	$710,000	5.6%

Ava Hahn(1)	$600,000	—	—

Victor Peng(2)	—	$930,000	—

(1)	Ms. Hahn joined AMD in January 2024. For a discussion of Ms. Hahn’s offer letter, see “—2024 General Counsel New Hire Package”.
(2)	Mr. Peng retired from AMD in August 2024.

Annual Cash Performance Bonuses

Generally, short-term incentives in the form of an annual cash performance bonus are provided to our Named Executive Officers under the EIP. These bonuses are designed to reward short-term performance and the achievement of the principal goals of our annual operating plan. Each Named Executive Officer’s target bonus opportunity is a percentage of their base salary and is determined based on the competitive pay analysis conducted by the Compensation Committee as described above. For fiscal 2024, the target bonus opportunity was 200% of base salary for our CEO, which was unchanged from fiscal 2023, and 125% of base salary for the other Named Executive Officers (other than Ms. Hahn), which was unchanged from fiscal 2023. Mr. Peng retired from AMD in August 2024 and did not receive a bonus under the EIP for fiscal 2024. Ms. Hahn joined AMD on January 15, 2024, and her target bonus opportunity under the EIP for fiscal 2024 was set at 100% of base salary pursuant to the terms of her individually negotiated offer letter.

Under the fiscal 2024 EIP, the amount of the annual cash performance bonus for each Named Executive Officer, other than Mr. Peng, was calculated based on (i) his or her target bonus opportunity, (ii) our corporate financial performance (weighted 80%) for fiscal 2024, as measured against pre-established performance levels (the “Financial Performance Targets”) for the first half of fiscal 2024 (weighted 40%) and the second half of fiscal 2024 (weighted 60%), and (iii) achievement of strategic milestones (weighted 20%) established with respect to key engineering, business, commercial/operational, and sales and culture metrics (the “Strategic Milestones”).

Financial Performance Targets for the first half of fiscal 2024 and the Strategic Milestones were approved by the Compensation Committee in February 2024. The Financial Performance Targets for the second half of fiscal 2024 were approved by the Compensation Committee in August 2024. In addition to assessing achievement of the fiscal 2024 performance goals, the Compensation Committee also performs an annual qualitative assessment of each Named Executive Officer’s individual performance. This assessment results in determination of an individual performance factor for each named executive that can increase or decrease his or her final EIP payout.

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Compensation Discussion and Analysis (continued)

Financial Performance Targets

The Compensation Committee used the following financial performance measures and weightings as the Financial Performance Targets for the fiscal 2024 EIP:

Financial Measure	Weighting

Adjusted Non-GAAP Net Income	50%

Net Revenue	40%

Adjusted Free Cash Flow	10%

The Compensation Committee chose adjusted non-GAAP net income as a performance measure because it is a fair measure of our profitability and a valid metric for comparison, which the Compensation Committee believes is directly tied to enhanced stock price performance. The Compensation Committee assigned it a weight of 50% because it is a key short-term financial measure for the operation of our business and is a measure of significant importance to our stockholders. For purposes of the fiscal 2024 EIP, our “adjusted non-GAAP net income” was calculated by adjusting our fiscal 2024 GAAP net income for (i) non-GAAP financial adjustments such as amortization of acquisition-related intangibles, stock-based compensation, acquisition-related and other costs, restructuring charges and provision for income taxes associated with these adjustments and (ii) amounts accrued for fiscal 2024 annual cash performance bonuses. The aggregate amount of these adjustments is $4.2 billion.

The Compensation Committee chose GAAP net revenue as a performance measure because it reflects our top-line growth, which the Compensation Committee believes is a strong indicator of our long-term ability to increase profitability, cash flow and improve stock price performance. Finally, the Compensation Committee chose adjusted free cash flow as a performance measure because it believes effective cash management and cash generation are key components of our strategy and our annual operating plan, the successful execution of which should lower indebtedness, increase financial flexibility and ultimately drive improved company valuation and stock price performance. For purposes of our fiscal 2024 EIP, our “adjusted free cash flow” was calculated by adjusting our GAAP net cash provided by operating activities for (i) purchases of property and equipment and (ii) cash payments for fiscal 2023 bonuses which were paid in March and April 2024. The aggregate amount of these adjustments is ($400) million.

Adjusted non-GAAP net income and adjusted free cash flow differ from the non-GAAP financial results we report in our quarterly earnings release materials and should be viewed in addition to and not as a substitute for, or superior to, reported results prepared in accordance with GAAP.

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Compensation Discussion and Analysis (continued)

The following illustrates how the 2024 annual cash performance bonuses under the EIP were calculated:

Financial Performance Targets

	First Half 40%			Second Half 60%		
	Threshold	Target	Maximum	Threshold	Target	Maximum
Adjusted Non-GAAP Net Income	$1,870	$2,622	$3,375	$2,936	$4,062	$5,188
Actual Performance*	$2,305			$3,515		
Revenue ($ in millions)	$9,900	$11,900	$13,900	$11,000	$15,000	$19,000
Actual Performance*	$11,308			$14,477		
Adjusted Free Cash Flow ($ in millions)	$300	$952	$1,604	$974	$1,900	$2,826
Actual Performance*	$1,111			$1,571		

*Performance goals are assessed at year-end

The performance levels (threshold, target and maximum) for the first half and second half of fiscal 2024 financial performance measures were established by the Compensation Committee in February 2024 and August 2024, respectively, in each case in consultation with senior management. The performance levels were structured using our 2024 operating plan as a benchmark to align with our financial objectives for the fiscal periods, taking into account overall affordability of the bonus opportunities provided under the EIP for fiscal 2024.

These targets were determined by the Compensation Committee to be appropriately aggressive. The threshold and maximum levels for each financial measure was determined by the Compensation Committee to provide for appropriate payout above or below target. For each performance measure, the level of performance required increases at a fixed rate between each performance level.

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Compensation Discussion and Analysis (continued)

Strategic Milestones

For the Strategic Milestones, which account for 20% of the EIP Performance Factor (subject to possible adjustment as described above), the Compensation Committee selected (a) new product tape outs and launches tied to specified internal targeted delivery dates, (b) achievement of various commercial/operations milestones, and (c) workforce strategic objectives. Each of the specific Strategic Milestones is highly confidential information so we try to balance that with giving our stockholders transparency. Providing our specific milestones would give competitors a greater sense of our internal goals, milestones, strategy, and timelines. Disclosure would allow our competitors to adjust their own strategy in a way that would cause us irreparable competitive harm in the highly competitive semiconductor industry. When approved, the Compensation Committee believed that each Strategic Milestone was challenging, yet reasonably achievable.

Based on our performance relative to the Financial Performance Targets and Strategic Milestones, the fiscal 2024 EIP reached 72.2% achievement.

Individual Performance Factor

For fiscal 2024, the Compensation Committee reviewed individual performance based on achievement of objective measures and goals in the areas of execution, leadership, and innovation/strategic planning (the “Individual Performance Factor”). At the end of fiscal 2024, our Chief Executive Officer assessed each participating Named Executive Officer’s performance, except her own, and made bonus recommendations to the Compensation Committee for each of them. The Compensation Committee then considered the Chief Executive Officer’s individual performance reviews and bonus recommendations, and independently assessed the Company’s performance and the individual performance of the Chief Executive Officer and each of the other participating Named Executive Officers to determine the Individual Performance Factor. After consideration of the factors above, the Compensation Committee determined to award each participating Named Executive Officer an Individual Performance Factor of 1.0 to reflect the leadership and continued execution that contributed to the Company delivering strong performance across all businesses, including record annual revenue in 2024.

Based on its assessment of each of these factors and considering the Company’s strong performance relative to our aggressive Financial Performance Targets and Strategic Milestones, the Compensation Committee approved fiscal 2024 annual cash performance bonuses under the EIP for the Named Executive Officers (other than Mr. Peng) as set forth below:

	2024 EIP Bonus Calculation

Named Executive Officer	Eligible Base Salary	Target Bonus Opportunity	EIP Performance Factor	Individual Performance Factor	EIP Bonus(1)

Lisa Su	$1,230,000	200%		1.0	$1,776,120

Jean Hu	$742,500	125%		1.0	$670,106

Mark Papermaster	$820,000	125%	72.2%	1.0	$740,050

Forrest Norrod	$730,000	125%		1.0	$658,825

Ava Hahn(2)	$558,750	100%		1.0	$403,417

(1)	The amounts reported in this column reflect the bonus amounts approved by the Compensation Committee and paid to the Named Executive Officers.
(2)	Ms. Hahn commenced participation in the EIP effective January 22, 2024. Her eligible base salary during calendar 2024 was prorated from January 22, 2024.

The Compensation Committee reviews and certifies the level of achievement for each performance measure before any payments are made. This review and certification are generally performed at the first regularly scheduled Compensation Committee meeting following the end of the year with any payout of the annual cash performance bonus occurring in March of such year.

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Compensation Discussion and Analysis (continued)

Long-Term Equity Awards

We believe that long-term incentive compensation in the form of equity awards provide a strong alignment between the interests of our Named Executive Officers and our stockholders. The Compensation Committee generally seeks to provide equity award opportunities that are consistent with our compensation philosophy (with the potential for larger PRSU payments and stock price appreciation for exceptional performance). The Compensation Committee also believes that utilizing time-based equity incentives for a portion of our long-term equity awards is essential in promoting executive retention.

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2024 Annual Equity Awards
On June 27, 2024, the Compensation Committee and, in Dr. Su’s case, the non-management
members of our Board, approved the following aggregate intended target values and annual equity awards under our 2023 Plan, each of which was granted to the listed Named Executive Officer on August 9, 2024:

Named Executive Officer	PRSUs (Target # of Shares)	Time-Based RSUs	Time-Based Stock Options	Aggregate Intended Target Value (1)

Lisa Su	139,304	—	91,173	$28,680,000

Jean Hu	31,086	10,362	20,345	$8,000,000

Mark Papermaster	38,857	12,952	25,432	$10,000,000

Forrest Norrod	27,200	9,066	17,802	$7,000,000

Ava Hahn (2)	13,600	4,533	8,901	$3,500,000

(1)
Amounts reflect intended target value as approved in July 2024. The amounts reported in the 2024 Summary Compensation Table represent the grant date fair values (i.e., accounting values) of these awards computed in accordance with Accounting Standards Codification (ASC) Topic 718.

(2)
Amounts shown for Ms. Hahn do not include the “make-whole” equity award of 36,284 time-based RSUs or the sign-on
equity award of 9,071 time-based RSUs and 9,071 PRSUs that were granted to Ms. Hahn on February 15, 2024, pursuant to the terms of her offer letter. For a discussion of Ms. Hahn’s offer letter, see “—Leadership Changes” above.

As reflected in the table above, the aggregate intended target value of Dr. Su’s 2024 annual long-term equity award was converted into a mix of 75% PRSUs and 25% stock options using a conversion price of $154.41 (i.e., the average closing price of our common stock over the 30 trading-day
period ending on August 9, 2024, the 2024 annual program’s grant date) (the “Conversion Price”), and, for the stock options, also using an additional factor of 50.93% that correlates to the Black-Scholes value we use for accounting purposes. For Mses. Hu and Hahn and Messrs. Papermaster and Norrod, their respective aggregate intended target values were converted into a mix of 60% PRSUs, 20% time-based RSUs and 20% stock options using the Conversion Price and, for the stock options, also using an additional factor of 50.93% that correlates to the Black-Scholes value we use for accounting purposes.
The accounting values of these awards differ from the aggregate intended target values reported in the table above for various reasons, including: (a) the grant date closing price of our common stock (which is used in determining the accounting values) was lower than the Conversion Price, and (b) each target PRSU has an accounting value that is approximately 116% of the fair market value of the underlying share of our common stock.
In approving the aggregate intended target value of each Named Executive Officer’s 2024 annual long-term equity award, the Compensation Committee (the non-management
members of our Board for Dr. Su) reviewed data showing the market-competitive award levels based on the 2024 Executive Compensation Peer Group, the potential realizable value of each Named Executive Officer’s then-outstanding equity holdings, and the projected accounting cost of the awards based on information available as of May 7, 2024. Additionally, the Compensation Committee (the
non-management
members of our Board for Dr. Su) considered the potential realizable value of each Named Executive Officer’s then-outstanding equity holdings, our executive retention objectives and continuity within senior management and the following high-level corporate goals: achieve fiscal 2024 financial results, execute industry-leading roadmap and meet customer commitments. The achievement of these high-level goals drive our overall company business strategy and, correspondingly, the attainment of the performance objectives in our long-term incentive compensation program.
2024 Annual PRSU Awards.
The 2024 annual PRSU awards (the “2024 Annual PRSUs”) provide for a payout that will range from 0% to 250% of the target number of shares of our common stock subject to the award. The actual number of shares earned by each Named Executive Officer will be calculated as follows:

•
Each Named Executive Officer will earn between 0% and 200% of his or her target number of shares (the “Initial Earned Shares”) depending on the return on our stock price relative to the total shareholder return of the S&P 500 Index over the period (Performance Period) beginning August 9,

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2024 and ending August 9, 2027 (or, if earlier, the date of a change of control), provided that if the absolute return on our stock price during the Performance Period is negative, the Initial Earned Shares is capped at 100% of the target number of shares.

•
In alignment with our long-term growth strategy, we used EPS growth as an upside modifier to the award. If we meet or exceed challenging pre-established
non-GAAP
EPS growth targets from our 2024 to our 2026 fiscal year, award payouts will be increased to 125% or 150% of each Named Executive Officer’s Initial Earned Shares (if applicable, the “Adjusted Earned Shares”). In no event, however, will the Named Executive Officer’s Adjusted Earned Shares exceed 250% of his or her target number of shares.

Any PRSUs that are earned will generally be settled on the later of August 15, 2027, or the date following the Compensation Committee’s certification of our performance achievement. Each Named Executive Officer must be continuously employed through the last day of the Performance Period to receive his or her earned shares, except to the extent an event triggers accelerated vesting of the 2024 Annual PRSUs under the terms of his or her employment or other agreement, as applicable.
Stock Options
. Stock options are intended to align the interests of our Named Executive Officers with the interests of our stockholders because they will not realize any financial benefit from these awards unless our stock price increases above the exercise price over the seven-year option term. The stock options have an exercise price equal to 100% of the fair market value of our common stock on the grant date, which was $134.27 per share. The stock options vest (and become exercisable) as to one-fourth
of the underlying shares on each of August 9, 2025, August 9, 2026, August 9, 2027 and August 9, 2028, subject to the Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise). The service-based vesting requirements are intended to further our retention objectives. The stock options expire seven years after the grant date, subject to earlier expiration if the Named Executive Officer’s employment with us terminates.
RSUs
. RSUs are intended to encourage executive retention, manage share dilution, recognize individual performance and align the interests of our Named Executive Officers with our stockholders because the value of the awards is tied to the market value of our common stock at the time of vesting. All of the RSUs granted to our Named Executive Officers in 2024 vest as to one-fourth
of the underlying shares on each of August 9, 2025, August 9, 2026, August 9, 2027 and August 9, 2028, subject to the Named Executive Officer’s continued employment with us through each vesting date (unless his or her employment agreement or other agreement with us provides otherwise).
2021 PRSUs – Performance Results
The annual PRSUs that were granted to each of our Named Executive Officers (other than Mses. Hu and Hahn and Mr. Peng) on August 9, 2021 (the “2021 PRSUs”) became earned and settled in August 2024 at 200% of target. The Compensation Committee certified achievement at 200% of target as a result of our (a) total shareholder return exceeding the total shareholder return of the S&P 500 Index by more than 50 percentage points over the three-year performance period that began August 9, 2021 and ended August 9, 2024, and (b) achievement of fiscal 2023 non-GAAP
earnings per share
(“Non-GAAP
EPS”) of $2.65, which represented less than 25% compound annual growth rate in our non-GAAP
earnings per share from our target fiscal 2021
Non-GAAP
EPS of $2.00.
2019 Value Creation Awards
As previously disclosed, in November 2020 the Compensation Committee certified achievement, at 200% of target, of the Value Creation Awards granted to Dr. Su and Mr. Papermaster on August 9, 2019 (the “VCAs”). Dr. Su and Mr. Papermaster earned 1,550,384 and 434,108 shares of our common stock respectively, of which 50% vested and was settled on August 9, 2022, and the remaining 50% vested and was settled on August 9, 2024.
Equity Award Grant Timing Practices
We have no practice or policy of coordinating or timing the release of the Company information around the grant date of our annual long-term equity awards, and we have not timed the disclosure of material non-public
information for the purposes of affecting the value of executive compensation. Our annual long-term equity awards are typically granted in July or August. On occasion, we grant equity awards outside of our annual grant cycle for new hires,

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promotions, recognition, retention or other purposes. These “off cycle” aw ard
s are granted only on a limited basis. During fiscal 2024, we did not grant any stock options (or similar awards) to any of our Named Executive Officers during any period beginning four business days before and ending one business day after the filing of any periodic report on Form
10-Q
or Form
10-K,
or the filing or furnishing of any Form
8-K
that disclosed any material
non-public
information.
Deferred Compensation
In 2024, our U.S.-based Named Executive Officers were eligible to participate in our Deferred Income Account Plan (the “DIA Plan”). Participation in the DIA Plan is intended to assist our Named Executive Officers in their retirement planning as well as to restore company contributions that are lost due to IRS limits applicable to contributions in our Section 401(k) plan. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit that enhances our ability to attract and retain talented executives while building plan participants’ long-term commitment to AMD. Dr. Su, Ms. Hu and Mr. Papermaster participated in the DIA Plan in 2024. For further information about the DIA Plan, see the “2024 Nonqualified Deferred Compensation” table below.
Health, Welfare, Security and Other Personal Benefits (Perquisites)
In 2024, a broad population of our U.S. employees, including our Named Executive Officers, were eligible to receive the following health and welfare benefits:

•	participation in our U.S. benefit programs, including our Section 401(k) plan, health care coverage, paid time-off and paid holidays;

•
matching contributions under our Section 401(k) plan, which were equal to 75% of an employee’s annual contribution, up to the first 6% of compensation deferred under the plan, subject to IRS limits; and

•	patent awards, if earned.
In addition to the above, our Named Executive Officers were eligible to receive an annual physical examination and executive life insurance. In limited circumstances, we may occasionally provide meals and allow spouses or guests to accompany a Named Executive Officer traveling for a business-related purpose and pay for other incidental expenses. Our policy provides for the use of leased corporate aircraft by senior management for approved travel. The costs related to personal use of leased corporate aircraft by our Named Executive Officers are reported as other compensation to the applicable Named Executive Officer in the “All Other Compensation” column in “2024 Summary Compensation Table” below.”
Our Board authorized a security program for Dr. Su, including certain personal security measures related to her position as our Chief Executive Officer. We do not consider these security measures, which are consistent with the findings of a third-party security assessment, to be a personal benefit to Dr. Su but rather an appropriate business expense for the benefit of the Company since they relate to the nature of her employment responsibilities, are necessary for her job performance and mitigate risks to our business. We believe the costs are reasonable, appropriate and in the best interests of our stockholders. However, in accordance with SEC guidance, we have reported the aggregate incremental costs related to personal security for Dr. Su in the “All Other Compensation” column of our “2024 Summary Compensation Table” below.
In addition in 2024, our Compensation Committee approved the payment of $105,000 to the Federal Trade Commission on behalf of Mr. Papermaster in connection with filing fees for Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR”) filings. These filings and the corresponding filing fees were required in part due to Mr. Papermaster’s participation in our equity compensation programs. Mr. Papermaster is responsible for taxes due as a result of our paying the filing fees and he was not provided a tax gross-up
payment. This $105,000 appears in the “All Other Compensation” column in “2024 Summary Compensation Table” below.
The health, welfare, security and other personal benefits described above are intended to be part of a competitive overall compensation program and help attract and retain executive talent. For further information regarding the health, welfare, security and other personal benefits received by our Named Executive Officers during 2024, see the “2024 Summary Compensation Table” below.

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Change of Control Agreements and Arrangements
Our Chief Executive Officer has an employment agreement that establishes her base salary and provides for annual incentive and long-term incentive awards under our approved plans (
i.e.
, the EIP, 2023 Plan, and 2004 Plan). In addition, the agreement provides for certain payments and benefits in the event of certain termination of employment scenarios, including following a change of control of AMD. For further information on this agreement, see the “Severance and Change in Control Arrangements” section beginning on page 74.
With the exception of our Chief Executive Officer, each of our other Named Executive Officers is party to a change of control agreement with us. These agreements and the change-of-control
provisions of Dr. Su’s employment agreement are designed to encourage the continued services of the covered Named Executive Officer in the event of a potential change of control of AMD and to allow for a smooth leadership transition upon such a change of control. In addition, these agreements and the change-in-control
provisions in Dr. Su’s employment agreement are intended to provide incentives to the Named Executive Officer to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of the Named Executive Officer’s position.
AMD has a policy prohibiting it from entering into any new change of control agreements or arrangements containing an excise tax gross-up
provision. Our Named Executive Officers’ current change of control agreements and the change-of-control
provisions of Dr. Su’s employment agreement do not provide for excise tax gross-ups.
Termination of Employment Required to Trigger Payments
Under the terms and conditions of these change of control agreements and the change-of-control
provisions of Dr. Su’s employment agreement, each of our Named Executive Officers (other than Mr. Peng) is eligible to receive certain specified payments and benefits only if (a) a “change of control” of us occurs and (b) the Named Executive Officer’s employment is terminated or the Named Executive Officer is constructively discharged within two years of the change of control transaction (a “double trigger” arrangement). The Compensation Committee believes this structure strikes a balance between our incentive arrangements and our executive hiring and retention objectives without providing “windfall” payments and benefits to any Named Executive Officers who continue employment with an acquiring entity following a change of control of AMD.
For a detailed description of these agreements and arrangements with our Named Executive Officers, as well as an estimate of the amounts payable under such agreements and arrangements as of the last day of fiscal 2024, see the “Severance and Change in Control Arrangements” section.
Severance and Separation Arrangements
Any post-employment compensation payable to our Chief Executive Officer is governed solely by her employment agreement, the terms of which were the result of arms-length negotiations between her and the Compensation Committee. Under her employment agreement, Dr. Su is eligible to receive certain specified payments and benefits in the event that her employment is involuntarily terminated. The Compensation Committee believes that the amount payable to Dr. Su pursuant to her employment agreement is reasonable and competitive and provides transition assistance in the event of her involuntary termination of employment, with the goal of keeping her focused on our business rather than her personal circumstances.
With the exception of our Chief Executive Officer and Mr. Peng, all of our other Named Executive Officers actively participate in our Executive Severance Plan for Executive and Senior Vice Presidents (the “Executive Severance Plan”). The Executive Severance Plan is designed to provide uniform treatment in the event of an involuntary termination of employment of our U.S. senior executives (except our Chief Executive Officer) and to provide transition assistance in such instances with the goal of keeping these senior executives focused on our business rather than their personal circumstances. A Named Executive Officer is not eligible to receive payments and benefits under the Executive Severance Plan if he or she receives severance payments and benefits in connection with a change of control of AMD pursuant to his or her change of control agreement. The Compensation Committee believes that the Executive Severance Plan provides the covered executives important protections and promotes our objectives of attracting and retaining executive talent.

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For a detailed description of the post-employment compensation arrangements of our Named Executive Officers, as well as an estimate of the amounts payable under such arrangements as of the last day of fiscal 2024, see the “Severance and Change in Control Arrangements” section.
Retirement Transition Agreement
Mr. Peng retired from AMD effective August 30, 2024 at the age of 64 afte
r servi
ng more than 15 years at Xilinx and AMD, combined. The timing of Mr. Peng’s retirement accommodated the Company’s transition planning. In certain limited circumstances, such as for dedicated employees who have had an exceptional impact on the Company over the course of their tenure like Mr. Peng, the Compensation Committee may provide for special treatment of equity awards held by retiring executives. We intend to formalize our practice of providing these benefits by adopting a retirement policy. In recognition of the critical role Mr. Peng played in the successful integration of Xilinx, his other substantial contributions and dedicated service to AMD, and to ensure a smooth transition of his duties and responsibilities, we entered into a Retirement Transition Agreement and General Release with him on July 30, 2024 (the “Peng Retirement Agreement”). Pursuant to the Peng Retirement Agreement, Mr. Peng received:

•
The vested and exercisable stock options held by Mr. Peng as of his retirement date will continue to be exercisable by him until the earlier of the first anniversary of his retirement date or the option expiration date;

•
Deemed satisfaction of the service and performance vesting conditions with respect to a number of PRSUs covered by his 2022 PRSU award equal to the target number of PRSUs covered by the award, prorated based on his retirement date relative to the three-year performance periods applicable to the award;

•	Accelerated vesting with respect to 28,841 of his outstanding unvested RSUs; and

•	Payment of COBRA premiums for up to twelve (12) months following his retirement, based on his coverage elections as of his retirement date.
In consideration of the separation benefits payable under the Peng Retirement Agreement, Mr. Peng released us from all claims and liabilities under federal and state laws arising prior to his retirement date.
Other Compensation Policies
Compensation Recovery (“Clawback”) Rights
In November 2023, we adopted a compensation recovery (“clawback”) policy in compliance with the listing standards of Nasdaq. In the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under U.S. securities law, the policy provides that we will recoup compensation from each current or former executive officer who, during the three-year period preceding the date on which a restatement is required, received compensation from incentive awards based on the erroneous financial data that exceeds the amount of incentive-based compensation the executive would have received based on the restatement. The Compensation Committee has sole discretion to determine how to seek recovery under the policy and may forgo recovery if it determines that recovery would be impracticable and either the cost of recovery would exceed the amount sought to be recovered, or that recovery would violate a home-country law that was adopted prior to November 28, 2022, or would cause an otherwise tax-qualified
retirement plan broadly available to our employees to fail to meet applicable tax qualification requirements.
In addition, our Worldwide Standards of Business Conduct provide that we may pursue all remedies available under applicable law to recover any incentive-based or other compensation (including equity awards) paid or granted to our employees or agents in the event of such individual’s direct involvement with fraud, misconduct or gross negligence which contributes to an accounting restatement as a result of our material noncompliance with any financial reporting laws.
Finally, the award agreement for each stock option, RSU, and PRSU granted to an employee at or above the level of senior vice president (which includes our Named Executive Officers) includes a clawback provision. The clawback provides the Compensation Committee with the right to recover all or a portion of the compensation attributable to the award if the employee’s direct involvement with fraud, misconduct or his or her gross negligence contributes to or results in us being required to prepare an accounting restatement as a result of our material noncompliance with any financial reporting requirement under the federal securities laws. The clawback does not

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apply to any award granted more than 18 months before the date of the first public issuance or SEC filing of the financial document embodying the reporting requirement. In addition, (a) with respect to awards granted in and after August 2015, we may recoup the award if the recipient violates the non-competition,
non-solicitation
or confidentiality terms of the award agreement as permitted under applicable law, or fails to comply with any agreement with us regarding inventions, intellectual property rights, or proprietary information or material, and (b) with respect to awards granted after May 2019, we may recoup the award if the recipient engages in certain workplace misconduct (including sexual harassment or age, sex or other prohibited discrimination) or a criminal act involving moral turpitude. The Compensation Committee may exercise these clawback rights by cancellation, forfeiture, repayment or disgorgement of any profits realized by the employee from the sale of our securities.
Stock Ownership Requirements
Our stock ownership requirements are designed to increase our Named Executive Officers’ stakes in us and to align their interests more closely with those of our stockholders.
These requirements provide that on or before the Ownership Achievement Date (as defined below), our Chief Executive Officer should attain an investment position in our common stock equal to six times her then-current annual base salary, and our other Named Executive Officers should attain an investment position in our common stock equal to three times their then-current annual base salaries.
Shares of our common stock counted toward the minimum stock ownership requirements include any shares held directly or indirectly by a Named Executive Officer.
The “Ownership Achievement Date” is the later of August 7, 2025, or five years from first appointment as an executive officer. Until the guideline is achieved, each Named Executive Officer is encouraged to retain at least 10% of the net shares obtained through our stock incentive plans. For this purpose, the “net shares” are the number of shares received from the exercise of stock options or the vesting of restricted stock or RSU awards, less the number of shares the Named Executive Officer sells to cover the exercise price of stock options or sells or has withheld to pay taxes.
As of December 28, 2024, each of our Named Executive Officers had satisfied his or her applicable stock ownership requirement or has time remaining to do so.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code (“Code”) generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain executive officers. While the Compensation Committee may consider the deductibility of awards as one factor in determining our executive compensation, it also considers other factors in making its executive compensation decisions and retains the flexibility to grant awards or pay compensation the Compensation Committee determines to be consistent with its goals for our executive compensation program, even if the awards may not be deductible for tax purposes.

64	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE REPORT

The Compensation and Leadership Resources Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2024.

COMPENSATION AND LEADERSHIP RESOURCES COMMITTEE

Michael P. Gregoire, Chair

Mark Durcan

Abhi Y. Talwalkar

Elizabeth W. Vanderslice

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement	65

2025 NOTICE OF MEETING AND PROXY STATEMENT

RISK ANALYSIS OF OUR COMPENSATION POLICIES AND PRACTICES

In March 2025, the Compensation Committee reviewed our compensation policies and practices for employees generally and concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

In reaching this conclusion, the Compensation Committee, with the assistance of management, assessed our executive and broad-based compensation and benefits programs to determine if any of them created undesired or excessive risks of a material nature. The assessment included (i) a review of our compensation policies and practices for employees generally, (ii) identification of the risks that could result from such policies and practices, (iii) identification of the risk mitigators and controls, and (iv) analysis of the potential risks against the risk mitigators and controls and our business strategy and objectives. Although the Compensation Committee reviewed our compensation programs, the Compensation Committee focused on the programs that have variability of payout and in which employees could directly affect the payout of incentives. These programs included the EIP, 2023 Annual Incentive Plan (“Annual Incentive Plan”), Long-Term Incentive Program (“LTI”), Sales Incentive Plan and 2023 Plan.

In performing the assessment and reaching its conclusion, the Compensation Committee noted the following factors that the Compensation Committee believes may reduce the likelihood of undesired or excessive risk-taking:

•	Our overall compensation levels are competitive with the market;

•	Our compensation practices and policies appropriately balance base pay versus variable pay and short-term versus long-term incentives;

•

Although the EIP, Annual Incentive Plan, LTI and Sales Incentive Program have variability of payout, the Compensation Committee believes that any potential risks associated with such plans are controlled or mitigated by one or more of the following: (i) the performance goals being multi-dimensional (i.e., adjusted non-GAAP net income, adjusted non-GAAP free cash flow, revenue), thereby increasing the range of performance over which incentives are paid; (ii) the performance goals being aligned with our business objectives and being quantitative financial measures; (iii) the use of sliding payout scales, with the payouts in certain instances being linearly interpolated for performance falling between the performance levels set by the Compensation Committee; (iv) the ability of the Compensation Committee and/or management to exercise discretion to reduce payouts; (v) the existence of multiple internal controls and approval processes that are intended to prevent manipulation of outcomes by any employee, including the Named Executive Officers; and (vi) the incentive opportunities being capped;

•

Although the grant of equity awards under the 2023 Plan could motivate our employees to, among other things, focus on increasing our short-term stock price rather than the creation of long-term stockholder value, the Compensation Committee believes that potential risks are controlled or mitigated by one or more of the following: (i) awarding a combination of PRSUs, RSUs and stock options; (ii) three-year vesting and performance period for PRSUs (with the exception of the Value Creation Equity Awards granted in fiscal 2019, which have a five-year performance period); (iii) the vesting provisions of stock options and RSUs occurring over multi-year periods, (iv) caps on performance-based compensation opportunities; and (v) our stock ownership guidelines for our executive officers. In addition, we prohibit our employees, including Named Executive Officers, from engaging in hedging transactions in our securities; and

•	We have implemented clawback provisions and policies, as described in more detail in “Compensation Discussion and Analysis” above.

66	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table shows, for fiscal 2024, 2023 and 2022, the compensation for our Named Executive Officers. For information on the role of each compensation component within the total compensation packages of the Named Executive Officers, see “Compensation Discussion and Analysis—Fiscal 2024 Compensation Elements.”

2024 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

Lisa T. Su

Chair, President and Chief Executive Officer	2024	1,230,000	—	21,699,384	6,234,410	1,776,120	56,478	30,996,392
	2023	1,200,000	—	21,848,258	5,838,512	1,432,800	28,711	30,348,281
	2022	1,148,889	—	21,900,270	6,198,972	918,800	52,990	30,219,921

Jean Hu

Executive Vice President, Chief Financial Officer and Treasurer	2024	742,500	—	6,233,572	1,391,191	670,106	16,821	9,054,190
	2023	683,173	2,000,000	28,146,669	1,459,601	507,968	16,458	32,813,869

Ava Hahn

Senior Vice President, General Counsel and Corporate Secretary	2024	558,750	2,000,000	13,269,071	608,650	403,417	16,691	16,856,579

Forrest Norrod

Executive Vice President and General Manager, Data Center Solutions Business	2024	730,000	—	5,454,236	1,217,301	658,825	39,408	8,099,770
	2023	693,462	—	13,258,106	1,264,991	518,644	15,438	15,750,641

Mark Papermaster(7)

Executive Vice President and Chief Technology Officer, Technology and Engineering	2024	820,000	—	7,791,820	1,739,040	740,050	134,312	11,225,222
	2023	—	—	—	—	—	—	—
	2022	750,199	—	7,332,719	2,075,519	375,000	15,734	10,549,171

Victor Peng(8)

Former President, AMD	2024	625,962	—	8,951,669	332,998	—	23,864	9,934,493
	2023	915,000	—	9,229,013	1,946,153	682,819	16,458	12,789,443
	2022	793,750	4,750,000	18,258,346	2,490,641	421,875	15,453	26,730,065

(1)

For fiscal 2024, amount represents a one-time sign-on bonus payment of $2,000,000 for Ms. Hahn. For a discussion of Ms. Hahn’s offer letter, see “Compensation Discussion and Analysis—Executive Program Highlights—Leadership Changes.” For fiscal 2023, amount represents a one-time sign-on bonus payment of $2,000,000 for Ms. Hu. For fiscal 2022, amount represents a one-time sign-on bonus payment of $4,750,000 for Mr. Peng in connection with the acquisition of Xilinx, Inc.

(2)

Amounts shown in the column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, these amounts represent the aggregate grant date fair value of the RSUs and PRSUs granted in the year indicated computed in accordance with ASC Topic 718. The grant date fair value (which is sometimes referred to herein as the “accounting value”) is used to recognize the accounting expense for long-term equity awards. For fiscal 2024, the amounts shown include the grant date fair value of the PRSUs awarded in fiscal 2024 to each Named Executive Officer other than Mr. Peng, as set forth in the table below. The grant date fair value of the PRSUs is calculated by an outside professional valuation consultant using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718. There were no stock awards to Mr. Peng during fiscal 2024. The amount reported for Mr. Peng for fiscal 2024 represents the incremental fair value, determined in accordance with ASC Topic 718, associated with (i) vesting service credit with respect to his outstanding unvested RSUs as of his retirement and (ii) pro-rated vesting at target-level performance for Mr. Peng’s 2022 PRSUs based on completed service during the applicable performance period, in each case pursuant to the terms of his Retirement Transition Agreement. For a discussion of the assumptions made in the valuations reflected in this column, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report. For more information on the RSUs and PRSUs held by Mr. Peng during fiscal 2024, see “Compensation Discussion and Analysis—Retirement Transition Agreement” above.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement	67

2025 NOTICE OF MEETING AND PROXY STATEMENT

2024 Summary Compensation Table (continued)

The aggregate accounting values of the PRSUs granted to our Named Executive Officers in fiscal 2024 are as follows:

Named Executive Officer	Grant Date	Shares Underlying PRSUs at Target (100%) (#)	Shares Underlying PRSUs at Maximum (250%) (#)	Grant Date Fair Value ($)

Lisa T. Su	8/9/2024	139,304	348,260	21,699,384

Jean Hu	8/9/2024	31,086	77,715	4,842,266

Ava Hahn	8/9/2024	13,600	34,000	2,118,472
	2/15/2024	9,071	22,677	2,525,003

Forest Norrod	8/9/2024	27,200	68,000	4,236,944

Mark Papermaster	8/9/2024	38,857	97,142	6,052,755

In accordance with Instruction 3 to Item 402(c)(2)(v), assuming that the highest level of performance conditions of the PRSUs granted to our Named Executive Officers in fiscal 2024 will be achieved, the maximum possible value of the PRSUs, using our stock price on the grant date of the PRSUs, is: $46,760,870 for Dr. Su; $10,434,793 for Ms. Hu; $8,573,655 for Ms. Hahn; $9,130,360 for Mr. Norrod; and $13,043,323 for Mr. Papermaster.

(3)

Amounts shown in this column do not reflect dollar amounts actually received by the Named Executive Officers. Instead, the amounts represent the aggregate grant date fair value of option awards granted in the year indicated computed in accordance with ASC Topic 718. The amount reported for Mr. Peng for fiscal 2024 represents the incremental fair value, determined in accordance with ASC Topic 718, associated with the twelve months of vesting service credit awarded in respect of his outstanding unvested stock options as of his retirement pursuant to the terms of his Retirement Transition Agreement. For a discussion of the assumptions made in the valuations reflected in this column, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report. For more information on the stock options held by Mr. Peng during fiscal 2024, see “Compensation Discussion and Analysis—Retirement Transition Agreement” above.

(4)

Amounts represent cash performance bonuses paid under the EIP for fiscal 2024. See “Compensation Discussion and Analysis—Fiscal 2024 Compensation Elements—Annual Cash Performance Bonuses” above for more information about these payments, including the pre-established financial measures under the EIP.

(5)	The following table sets forth the components of the amounts presented in the All Other Compensation column for fiscal 2024:

Named Executive Officer	Matching Contributions to 401(k) ($)	Life Insurance Premiums Paid By Company ($)	Other ($)(6)	Total ($)

Lisa T. Su	15,525	1,944	39,009	56,478

Jean Hu	15,525	1,296	—	16,821

Ava Hahn	15,525	1,166	—	16,691

Forrest Norrod	15,525	1,380	22,503	39,408

Mark Papermaster	15,260	1,555	117,497	134,312

Victor Peng	15,525	1,296	7,043	23,864

(6)

For Dr. Su, the amount reflects (a) aggregate incremental costs for personal security services in the total amount of $14,862 and (b) $24,147 in personal expenses for guests in connection with business-related travel where the presence of spouses/partners was requested by us. We do not consider security expenses for Dr. Su to be personal benefits, rather an appropriate expense for our benefit. For more information, see “Compensation Discussion and Analysis—Fiscal 2024 Compensation Elements—Health, Welfare, Security and Other Personal Benefits (Perquisites)” above. For Mr. Papermaster, the amount reflects (a) a filing fee under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (“HSR”), in the amount of $105,000, which was paid by AMD on behalf of Mr. Papermaster and (b) $12,497 for the direct cost of a commercial airline flight and other personal expenses for a guest in connection with business-related travel where the presence of spouses/partners was requested by us. No tax gross-up was provided to Mr. Papermaster for the HSR fee. See additional detail under the section entitled “Health, Welfare, Security and Other Personal Benefits (Perquisites). For Mr. Norrod, the amount reflects the direct costs of commercial airline flights and other personal expenses for guests in connection with business-related travel where the presence of spouses/partners was requested by us. For Mr. Peng, the amount reflects the total COBRA reimbursement benefit provided by the Company pursuant to the terms of his Retirement Transition Agreements in fiscal 2024.

(7)	Mr. Papermaster was not a named executive officer in fiscal 2023.
(8)	Mr. Peng retired from AMD in August 2024.

68	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of December 28, 2024. The equity awards reported in the Option Awards column consist of non-qualified stock options. The equity awards in the Stock Awards column consist of RSUs and PRSUs.

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Lisa T. Su

							32,442	(2)	4,061,414

										155,717	(3)	19,494,186

										130,021	(4)	16,277,309

										89,155	(5)	11,161,314

	224,727		—		34.19	8/9/2026

	120,642		—		84.85	8/9/2027

	112,029		—		107.58	8/9/2028

	69,886	(6)	69,886		95.54	8/9/2029

	26,618	(7)	79,856		110.47	8/9/2030

	—	(8)	91,173		134.27	8/9/2031

Jean Hu

							61,574	(9)	7,708,449

							9,910	(2)	1,240,633

							10,362	(10)	1,297,219

										131,282	(11)	16,435,230

										32,504	(4)	4,069,176

										19,895	(5)	2,490,660

	6,654	(7)	19,964		110.47	8/9/2030

	—	(8)	20,345		134.27	8/9/2031

Ava Hahn

							9,071	(12)	1,135,598

							30,237	(13)	3,785,370

							4,533	(10)	567,486

										7,438	(4)	931,163

										8,704	(5)	1,089,654

	—	(8)	8,901		134.27	8/9/2031

Forrest Norrod

							6,952	(2)	870,321

							21,991	(9)	2,753,053

							8,589	(14)	1,075,257

							9,066	(10)	1,134,973

										33,367	(3)	4,177,215

										65,970	(15)	8,258,784

										28,171	(4)	3,526,727

										17,408	(5)	2,179,308

	32,837		—		34.19	8/9/2026

	21,784		—		84.85	8/9/2027

	20,720		—		107.58	8/9/2028

	14,975	(6)	14,976		95.54	8/9/2029

	5,767	(7)	17,302		110.47	8/9/2030

	—	(8)	17,802		134.27	8/9/2031

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement	69

2025 NOTICE OF MEETING AND PROXY STATEMENT

Outstanding Equity Awards at 2024 Fiscal Year-End (continued)

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Mark D. Papermaster

							10,862	(2)	1,359,814

							11,892	(14)	1,488,759

							12,952	(10)	1,621,461

										52,138	(3)	6,527,106

										39,005	(4)	4,883,036

										24,868	(5)	3,113,224

	105,498		—	19.10		8/9/2025

	67,508		—	34.19		8/9/2026

	31,369		—	84.85		8/9/2027

	35,041		—	107.58		8/9/2028

	23,398	(6)	23,400	95.54		8/9/2029

	7,985	(7)	23,957	110.47		8/9/2030

	—	(8)	25,432	134.27		8/9/2031

Victor Peng

	28,078		—	95.54		8/30/2025

	8,872		—	110.47		8/30/2025

(1)

The dollar value of these awards is calculated by multiplying the number of units by $125.19 per share, the last reported sales price of our common stock on December 27, 2024, the last trading day of fiscal 2024.

(2)	This RSU award vested 25% on each of August 9, 2023 and 2024 and 25% will vest on August 9, 2025 and 2026, subject to continued service.
(3)

Amount reflects estimated PRSU achievement based on performance status as of December 28, 2024 (120% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2025. Vested PRSUs will generally be settled on the later of August 15, 2025, or the date following the Compensation Committee’s certification of performance. The amount of shares that may be earned is between 0% and 250% of the target number of shares.

(4)

Amount reflects estimated PRSU achievement based on performance status as of December 28, 2024 (82% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2026. Vested PRSUs will generally be settled on the later of August 15, 2026, or the date following the Compensation Committee’s certification of performance. The amount of shares that may be earned is between 0% and 250% of the target number of shares.

(5)

Amount reflects estimated PRSU achievement based on performance status as of December 28, 2024 (64% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending August 9, 2027. Vested PRSUs will generally be settled on the later of August 15, 2027, or the date following the Compensation Committee’s certification of performance. The amount of shares that may be earned is between 0% and 250% of the target number of shares.

(6)	This option vested 25% on each of August 9, 2023 and 2024 and 25% will vest on August 9, 2025 and 2026, subject to continued service.
(7)	This option vested 25% on August 9, 2024 and 25% will vest on August 9, 2025, 2026 and 2027, subject to continued service.
(8)	This option will vest 25% on each of August 9, 2025, 2026, 2027 and 2028, subject to continued service.
(9)	This RSU award vested 33 1/3% on February 15, 2024 and 33 1/3% will vest on February 15, 2025 and 2026, subject to continued service.
(10)	This RSU award will vest 25% on each of August 9, 2025, 2026, 2027 and 2028, subject to continued service.
(11)

Amount reflects estimated PRSU achievement based on performance status as of December 28, 2024 (199% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three year period ending February 15, 2026. Vested PRSUs will generally be settled on the later of February 15, 2026 or the date following the Compensation Committee’s certification of performance. The amount of shares that may be earned is between 0% and 250% of the target number of shares.

(12)	This one-time sign-on RSU award pursuant to Ms. Hahn’s offer letter will vest 25% on each of February 15, 2025, 2026, 2027 and 2028, subject to continued service.
(13)	This RSU award vested 6,047 shares on September 15, 2024 and will vest 12,095 shares on January 15, 2025 and 18,142 shares on January 15, 2026, subject to continued service.
(14)	This RSU award vested 25% on August 9, 2024 and 25% will vest on August 9, 2025, 2026 and 2027, subject to continued service.
(15)

Represents a Value Creation Equity Performance Restricted Stock award. Amount reflects estimated PRSU achievement based on performance status as of December 28, 2024 (200% of Target), adjusted for the value cap described below. The actual number of shares that may be earned, if at all, is contingent upon the achievement of pre-established performance metrics over the three-year period ending February 15, 2026. Vested PRSUs will generally be settled no earlier than the date that is five business days following the Compensation Committee’s certification of performance. The amount of shares that may be earned is between 0% and 200% of the target number of shares.

70	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS IN 2024

The following table sets forth all plan-based awards granted to the Named Executive Officers in fiscal 2024.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Plan Name	Grant Date	Compensation Committee Action Date	Threshold (#)	Target (#)	Maximum (#)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)

Lisa T. Su
EIP			—	2,460,000	4,920,000
2023 Plan	8/9/2024	6/27/2024				—	139,304	348,260				21,699,384
2023 Plan	8/9/2024	6/27/2024								91,173	134.27	6,234,410
Jean Hu
EIP			—	928,125	1,856,250
2023 Plan	8/9/2024	6/27/2024				—	31,086	77,715				4,842,266
2023 Plan	8/9/2024	6/27/2024							10,362			1,391,306
2023 Plan	8/9/2024	6/27/2024								20,345	134.27	1,391,191
Ava Hahn
EIP			—	558,750	1,117,500
2023 Plan	2/15/2024	12/13/2023					9,071	22,677				2,525,004
2023 Plan	2/15/2024	12/13/2023							9,071			1,603,390
2023 Plan	2/15/2024	12/13/2023							36,284			6,413,560
2023 Plan	8/9/2024	6/27/2024				—	13,600	34,000				2,118,472
2023 Plan	8/9/2024	6/27/2024							4,533			608,646
2023 Plan	8/9/2024	6/27/2024								8,901	134.27	608,650
Forrest Norrod
EIP			—	912,500	1,825,000
2023 Plan	8/9/2024	6/27/2024				—	27,200	68,000				4,236,944
2023 Plan	8/9/2024	6/27/2024							9,066			1,217,292
2023 Plan	8/9/2024	6/27/2024								17,802	134.27	1,217,301
Mark Papermaster
EIP			—	1,025,000	2,050,000
2023 Plan	8/9/2024	6/27/2024				—	38,857	97,142				6,052,755
2023 Plan	8/9/2024	6/27/2024							12,952			1,739,065
2023 Plan	8/9/2024	6/27/2024								25,432	134.27	1,739,040
Victor Peng(6)
2023 Plan								35,820	28,841	—		9,284,667

(1)

Amounts represent the estimated cash performance bonuses payable under the EIP for fiscal 2024. For the Named Executive Officers, the actual amounts paid under the EIP for fiscal 2024 are set forth in the “Non-Equity Incentive Plan Compensation” column of the “2024 Summary Compensation Table” above.

(2)

Amounts represent PRSUs. See “Compensation Discussion and Analysis—Fiscal 2024 Compensation Elements—Long-Term Equity Awards” above for more information about the PRSUs, including the pre-established performance periods and performance measures, and see footnotes to the “Outstanding Equity Awards at 2024 Fiscal Year-End” table above for a description of the PRSU vesting schedules.

(3)

Amounts represent time-based RSUs. See footnotes to the “Outstanding Equity Awards at 2024 Fiscal Year-End” table above for a description of the RSU vesting schedules. Amounts shown for Ms. Hahn include the “make-whole” equity award of 36,284 time-based RSUs that was granted to Ms. Hahn on February 15, 2024, pursuant to the terms of her offer letter. For a discussion of Ms. Hahn’s offer letter, see “—Leadership Changes” above.

(4)

Amounts represent stock options. See footnotes to the “Outstanding Equity Awards at 2024 Fiscal Year-End” table above for a description of the stock option vesting schedules. The stock options expire seven years after the grant date.

(5)

Amounts reflect the grant date fair value of the respective award computed in accordance with ASC Topic 718. Regardless of the value on the grant date, the actual value that may be realized from an award is contingent upon the satisfaction of the applicable conditions to vesting of that award, and for stock options, also upon the excess of AMD’s stock price over the exercise price. With respect to the PRSUs, in accordance with SEC rules, amounts reflect the fair value at the grant date determined using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and represents the estimate of aggregate compensation cost to be recognized over the requisite service period determined as of the grant date under ASC Topic 718. For Mr. Peng, the amount reflects the incremental fair value, determined in accordance with ASC Topic 718, associated with the (i) acceleration of 28,841 RSUs for $3,992,748, (ii) extension of the exercise period of his outstanding vested stock options for $332,998 and (iii) pro-rated vesting at target for his 2022 PRSUs for $4,958,921 based on completed service during applicable performance periods, in each case pursuant to the terms of his Retirement Transition Agreement with the Company. For a discussion of the assumptions made in the valuations reflected in this column, see Note 12 of the Notes to Consolidated Financial Statements in our Annual Report. For more information on the stock options, RSUs and PRSUs held by Mr. Peng during fiscal 2024, see “Compensation Discussion and Analysis—Retirement Transition Agreement” above.

(6)

There were no stock option or stock awards granted to Mr. Peng during fiscal 2024. The amounts reflect (a) the number of shares issued to Mr. Peng during fiscal 2024 in settlement of the PRSUs and RSUs that vested upon termination and (b) the number of stock options that vested upon termination pursuant to his Retirement Transition Agreement.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement	71

2025 NOTICE OF MEETING AND PROXY STATEMENT

OPTION EXERCISES AND STOCK VESTED IN 2024

The following table shows the value realized by the Named Executive Officers as a result of the exercise of stock options and stock awards that vested during 2024.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Lisa T. Su	364,073	47,792,794	999,337	136,693,317

Jean Hu	—	—	100,060	17,546,261

Ava Hahn	—	—	6,047	921,019

Forrest Norrod	69,833	9,752,057	55,789	8,422,593

Mark Papermaster	97,756	15,503,578	291,484	39,923,376

Victor Peng	—	—	134,912	21,446,739

(1)	Value is the closing trading price of our common stock on the date of vesting multiplied by the number of vested shares.

72	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

2024 NONQUALIFIED DEFERRED COMPENSATION

The following table shows information for the Named Executive Officers who had accounts in the Deferred Income Account Plan (the “DIA”), a non-qualified deferred compensation plan, in 2024. Except for amounts deferred and vested prior to January 1, 2005, the DIA is subject to Section 409A of the Code.

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Losses) in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)

Lisa T. Su	—	—	119,449	—	1,239,292

Jean Hu	—	12,811	8,264	—	63,541

Mark Papermaster	—	—	3,424	—	41,681

(1)	Amount is included in the “Salary” column for fiscal 2024 of the “2024 Summary Compensation Table” above.
(2)

Represents the net amounts debited from the DIA accounts of Dr. Su, Ms. Hu and Mr. Papermaster as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market or preferential earnings (within the meaning of 17 CFR Section 229.402(c)(2)(viii)), and as a result are not reported in the “2024 Summary Compensation Table” above.

(3)	Other than executive contributions in the fiscal year, no other aggregate amounts were reported as compensation for the Named Executive Officers in 2024, 2023 and 2022.

We maintain the DIA, which allows eligible employees, including the Named Executive Officers, to voluntarily defer receipt of a portion of their salary, bonus and any commission payments until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Earnings on the deferred accounts are based on the performance of the investment funds selected by the participants. Participants make a deferral election, prior to the year in which the compensation is earned, that may not be terminated or changed during the year for which it was made. Generally, we make a discretionary contribution to the participant’s account if his or her annual base salary, minus his or her Section 401(k) contribution before the deferral, is greater than the annual compensation limit for Section 401(k) plans. The contribution, if any, is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year or (ii) a discretionary percentage of the participant’s base salary in excess of the eligible Section 401(k) compensation limit for the year minus the participant’s Section 401(k) contributions. For 2024, our discretionary contribution percentage under option (ii) above was 4.5%. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective as of the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. For 2024, we utilized investment funds in an array of asset classes, substantially aligned to those offered under our Section 401(k) plan. We have placed assets in mutual funds held in a Rabbi trust established for the DIA. For 2024, the investment return credited to Dr. Su’s, Ms. Hu’s, and Mr. Papermaster’s DIA accounts was 10.7%, 15.8% and 8.8%, respectively, based on their investment elections for their respective DIA accounts. This investment return was calculated by taking the aggregate gain or loss in fiscal 2024 and dividing it by the aggregate balance as of the beginning of fiscal 2024.

The DIA accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his or her deferral election, he or she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.

A participant may elect to withdraw all or part of his or her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms of the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement	73

2025 NOTICE OF MEETING AND PROXY STATEMENT

SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

We have entered into an employment agreement with Dr. Su, our current Chair, President and Chief Executive Officer. In addition, each of our other Named Executive Officers, other than Mr. Peng, participate in the Executive Severance Plan and have each entered into a change in control agreement with us.

The Executive Severance Plan and change in control agreements are designed to (i) implement a uniform process for handling potential future involuntary departures of the Named Executive Officers, and (ii) encourage the Named Executive Officers’ continued services in the event of a potential change in control of us and to allow for a smooth transition upon such a change in control. In addition, these arrangements are intended to provide incentives to the Named Executive Officers to effectively execute the directives of our Board, even in the event that such actions may result in the elimination of a Named Executive Officer’s position. Under the terms of the change in control agreements, a Named Executive Officer is eligible to receive certain specified compensatory payments and benefits only if (i) a “change in control” occurs, and (ii) the Named Executive Officer’s employment is involuntarily terminated or the Named Executive Officer is constructively discharged, in each case within two years of that change in control.

Dr. Su’s Employment Agreement.  Pursuant to Dr. Su’s at-will employment agreement which sets forth Dr. Su’s duties and obligations as our President and Chief Executive Officer (the “Su Employment Agreement”), Dr. Su’s employment may be terminated by (i) us for Cause (as defined in the Su Employment Agreement), (ii) Dr. Su’s Involuntary Termination Without Cause (as defined in the Su Employment Agreement), (iii) Dr. Su’s Constructive Termination (as defined in the Su Employment Agreement), (iv) Dr. Su’s voluntary election to terminate her employment with us, or (v) Dr. Su’s death or disability.

Except as otherwise described in the next paragraph, in the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•

Dr. Su will be credited with an additional 12 months of service for purposes of calculating the service-based vesting of any then-unvested equity awards. Any performance-based equity award for which the service-based vesting condition has been satisfied as of the date of termination will continue in accordance with the terms of the applicable award agreement and will be earned or forfeited based on actual performance for the applicable performance period. The settlement of any earned performance-based equity award will occur at such time as such performance-based equity award would have been settled had Dr. Su continued her employment with us;

•	We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her then base salary;

•

We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP, based on actual performance for the year of termination and paid at the time annual bonuses are paid to other executives; and

•

We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis.

In the event of Dr. Su’s Involuntary Termination Without Cause or Constructive Termination between the public announcement of a transaction that results in our Change of Control (as defined in the Su Employment Agreement) and 24 months after such Change of Control, subject to Dr. Su’s execution of a full release of claims, which remains effective, following such termination:

•

We will pay Dr. Su her earned but unpaid base salary through the date of termination and all other amounts to which Dr. Su is entitled under any of our compensation plans or practices on the date of termination;

•

All unvested equity awards then held by Dr. Su will accelerate and be deemed fully vested, and all such equity awards then-outstanding that are subject to performance-based vesting condition will be deemed achieved at the target levels set forth in the applicable award agreement;

•

We will make a lump-sum cash payment to Dr. Su in an amount equal to two times her base salary plus two times her target annual bonus, in each case at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of termination;

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Severance and Change in Control Arrangements (continued)

•	We will pay Dr. Su the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination; and

•

We will, for 24 months following the date of termination, pay Dr. Su an amount equal to the COBRA premium for continuation coverage for herself and her dependents (if applicable) under our group medical and dental plans on a monthly basis. In addition, we will pay Dr. Su $4,000 per month for 12 months following the date of termination for financial planning and tax planning services.

Under the terms of the Su Employment Agreement, upon a termination of employment in connection with a change in control, Dr. Su’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

Executive Severance Plan for Executive and Senior Vice Presidents. With the exception of Dr. Su and Mr. Peng, all of the Named Executive Officers participated in the Executive Severance Plan as of the end of 2024.

Under the terms of the Executive Severance Plan, any participant who (i) is involuntarily terminated other than for cause (as defined in the Executive Severance Plan) or as a result of death or disability (as defined in the Executive Severance Plan) and (ii) is not offered a job with one of our affiliates or a successor of us, will be entitled to the following benefits, subject to the participant’s execution of a full release of claims, which remains effective, following such termination:

•	We will make a lump-sum cash payment to the participant in an amount equal to 12 months of base salary;

•	We will, for 12 months following the date of termination, pay COBRA premiums for continuation coverage under our group medical and dental plans; and

•	We will allow participants to use our Employee Assistance Plan for up to 12 months.

Additionally, we will seek reimbursement on a pro-rata basis, of severance benefits if we re-employ a participant during the 12 months following receipt of a severance payment under the Executive Severance Plan.

The Executive Severance Plan is intended to represent the exclusive severance benefits payable to a participant by us. Accordingly, any participant who is entitled to receive severance benefits payable in connection with a change of control pursuant to a change in control agreement may not also receive severance benefits under the Executive Severance Plan. In other words, a participant may not collect severance benefits under the Executive Severance Plan if he or she receives benefits under a change in control agreement with us.

Although we expect to maintain the Executive Severance Plan indefinitely, we may amend, modify or terminate the Executive Severance Plan at any time. Therefore, severance benefits under the Executive Severance Plan are not guaranteed and may be eliminated in the future. The form of release agreement used under our Executive Severance Plan includes a customary non-disparagement agreement and a one-year employee non-solicitation agreement.

Change in Control Agreements. Each of our Named Executive Officers, other than Dr. Su, Mr Peng and Mr. Norrod, were covered by a change in control agreement as of the end of 2024. These change in control agreements are designed to encourage their continued services in the event of a change in control, which generally means any of the following events:

•	the acquisition by any person representing more than 50% of our then outstanding shares of stock or the combined voting power of our voting securities;

•	a change of the majority of the Board during any two consecutive years, unless certain Board approval conditions are met;

•

a merger or consolidation of us into any other corporation, where immediately after the merger or consolidation 50% or less of the combined voting power is held by holders of our voting securities immediately before such merger or consolidation; or

•	the stockholders approve a plan of complete liquidation or there is a consummated a sale of all or substantially all of our assets.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

Severance and Change in Control Arrangements (continued)

The change in control agreements provide that, if within two years after a change in control, the Named Executive Officer’s employment is terminated by us without cause or they are constructively discharged, the Named Executive Officer will receive:

•

a lump sum severance benefit equal to the sum of two times the executive’s rate of annual base compensation at the rate in effect immediately before the date of termination or, if higher, the rate in effect six months before the date of the change in control, plus two times the target annual bonus in the year of termination;

•	all unvested equity will vest and be exercisable, and options may be exercised for the period of one year from the date of termination or the original option term, whatever is shorter;

•	payment of the executive’s prorated accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	reimbursement of personal financial and tax planning up to $4,000 for twelve months following the date of termination; and

•

12 months’ continued health and welfare benefits comparable to those in effect at termination and a gross-up for any income taxes due as a result of the payment by us for such health and welfare benefits.

The payments and benefits pursuant to the change in control agreements are subject to the executive’s execution of a release of claims. Further, upon a termination of employment in connection with a change in control, the executive’s severance payments and benefits will be made in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax imposed by Section 4999 of the Code (relating to Section 280G of the Code), whichever of the foregoing amounts is greater on an after-tax basis (i.e., a parachute payment cut-back).

Executive Incentive Plan. Our EIP generally requires that participants be employed on the date of payment of the award. If a participant’s employment ends before the date of payment of the award other than due to the participant’s involuntary employment termination for misconduct (as defined in the EIP), the Compensation Committee, in its sole discretion, may pay an award to the participant for the portion of the performance period that the participant was employed, calculated as determined by the Compensation Committee.

AMD Policies. In April 2009, we adopted a policy to, in general, not enter into any new change in control agreements or arrangements containing an excise tax gross-up provision. Dr. Su’s change in control agreement does not provide for an excise tax gross-up.

In March 2010, we also adopted a policy to not enter into any new change in control agreement or arrangement with any executive officer that provides for a cash severance payment (upon both our change in control and a subsequent termination of employment) in excess of (i) two times the sum of the respective executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which the termination of employment occurs. Dr. Su’s employment agreement and the change in control agreements comply with this limitation.

Vesting of Equity Awards

Change in Control. All RSUs and stock options granted under our equity incentive plans become fully vested (i) if our successor refuses to assume or substitute similar awards for outstanding awards, upon a change in control, or (ii) if our successor assumes or substitutes similar awards for outstanding awards and the participant’s employment is terminated by our successor for any reason (other than for misconduct) or by the participant due to a constructive termination within one year following a change in control, upon such termination of employment. All PRSUs vest to the extent the applicable performance criteria were achieved. Upon a change in control, the Compensation Committee shall determine and approve the Company’s performance with respect to the applicable performance vesting conditions as of the effective date of the change in control and the participant will be deemed to have earned that number of PRSUs, which will be converted automatically into an equal number of RSUs that will vest as of the first to occur of (i) the one-year anniversary of the change in control or (ii) the last day of the originally scheduled performance period. All remaining unearned PRSUs will be automatically forfeited without consideration. If the participant’s employment or service with the Company is involuntarily terminated for any reason (other than misconduct) after a change in control, then all such converted RSUs will become fully vested as of the date of termination.

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Severance and Change in Control Arrangements (continued)

Death. If a participant’s status as a service provider terminates due to his or her death, the participant will become fully vested in any unvested outstanding RSUs or stock options granted to the participant after May 2020. In such event, the participant’s estate or legal representative may exercise any outstanding vested stock options for a period of twelve (12) months following the date of death (or, if earlier, until the expiration date of the stock option).

With respect to PRSUs granted after May 2020 and before August 2023, if a participant ceases to be a service provider due to his or her death, the participant’s PRSUs will remain outstanding and, at the end of the applicable performance period, will be deemed earned and vested based on the actual performance results for the performance period. For PRSUs granted in or after August 2023, if a participant ceases to be a service provider due to his or her death, the participant will immediately vest in the “target” number of PRSUs.

Disability. If a participant’s status as a service provider terminates due to his or her disability, the participant will automatically vest in any stock options that would have vested if the participant had remained in employment until the end of the calendar year in which the participant ceased to be a service provider. In such event, the participant or his or her legal representative may exercise any outstanding vested stock options for a period of twelve (12) months following the date of termination (or, if earlier, until the expiration date of the stock option).

Potential Payments upon Termination or Change in Control. The following table presents the amount of compensation and benefits payable to Dr. Su under her employment agreement in the event of (i) an involuntary termination without cause or a constructive termination (without a change in control), (ii) an involuntary termination without cause or a constructive termination immediately following the consummation of a change in control and (iii) a separation due to death. As required by SEC rules, the amounts shown assume that the termination or death was effective as of December 28, 2024, exclude amounts earned through that time and are estimates of the amounts that would be paid out to Dr. Su. In the event of Dr. Su’s termination due to disability, she would be entitled to receive only (x) accelerated vesting of any unvested stock options that are otherwise scheduled to vest in the calendar year of termination (which stock options may be exercised for twelve (12) months following termination (or until the expiration date of the stock option, if earlier)) and (y) any amount under the EIP that the Compensation Committee determines, in its discretion, to award Dr. Su for the fiscal year in which her termination occurs. Accordingly, in the event of Dr. Su’s disability termination, she would receive $1,427,892 in respect of the accelerated vesting of her unvested stock options as of December 28, 2024, that are otherwise scheduled to vest on or before December 28, 2025. For this purpose and for purposes of the below calculations, the value of each share of our common stock underlying an option, RSU or PRSU is assumed to be $125.19, the last reported sales price of our common stock on December 27, 2024, the last trading day of our fiscal 2024.

The actual amounts to be paid out to Dr. Su can only be determined at the time of Dr. Su’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause ($)		Qualifying Termination Following a Change in Control ($)		Termination Due to Death ($)

Lisa T. Su

	Severance	2,520,000	(1)	7,440,000	(2)	—

	Annual Bonus	1,776,120	(3)	2,460,000	(4)	1,776,120	(5)

	Stock Options	1,427,892	(6)	3,247,586	(7)	3,247,586	(7)

	Restricted Stock Units	21,829,505	(8)	55,562,702	(9)	65,414,154	(10)

	Health and Welfare	47,311	(11)	47,311	(11)	—

	Life Insurance	—		—		3,000,000	(12)

	Financial Planning	—		48,000	(13)	—

	Total	27,600,828		68,805,599	(14)	73,437,859

(1)	Amount represents two times Dr. Su’s base salary of $1,260,000.
(2)	Amount represents two times Dr. Su’s base salary of $1,260,000, plus two times her target annual bonus ($2,460,000) as of December 28, 2024.
(3)	Amount represents the pro-rata amount of her annual bonus accrued under the EIP based on actual 2024 performance for the portion of the year prior to the date of termination.

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Severance and Change in Control Arrangements (continued)

(4)	Amount represents the pro-rata amount of her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.
(5)

Amount represents the pro-rata amount of Dr. Su’s annual bonus accrued under the EIP for the portion of the year prior to the date of termination. Amount shown assumes the Compensation Committee exercises its discretion under the EIP to pay Dr. Su’s pro-rated EIP bonus for 2024 based on actual performance as of December 28, 2024.

(6)

Amounts represents the value of unvested stock options outstanding as of December 28, 2024 that would have vested during the 12-month period after her termination. The value reported for each stock option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the stock option.

(7)

Amounts shown reflect the value of stock option acceleration in the event of, as applicable, Dr. Su’s death or the occurrence of a change in control whereby our successor refuses to assume or substitute similar awards for outstanding stock options. The value reported for each stock option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the stock option.

(8)

Amount reflects the value of unvested RSUs and PRSUs outstanding as of December 28, 2024, in each case that would have vested during the 12-month period after her termination. The number of PRSUs payable reflects achievement as of December 28, 2024, of the 2022 annual PRSU award at 120% of target. The actual number of PRSUs payable under the 2022 annual PRSU award could be lower and will not be known until August 9, 2025, the last day of the performance period.

(9)

Amount reflects the value of all unvested RSUs and PRSUs outstanding as of December 28, 2024, that would become vested upon Dr. Su’s qualifying termination immediately following the consummation of a change in control. The number of PRSUs payable reflects achievement as of December 28, 2024, at the following levels: 2022 annual PRSU award (120% of target), 2023 annual PRSU award (82% of target) and 2024 annual PRSU award (64% of target). Upon the occurrence of a change in control, the PRSUs convert into a number of time-based RSUs determined based on achievement as of the date of the change in control. These time-based RSUs would immediately vest upon Dr. Su’s qualifying termination immediately following the change in control.

(10)

Amount reflects the value of all unvested RSUs and PRSUs outstanding as of December 28, 2024, that would become vested upon Dr. Su’s death. The number of PRSUs payable in respect of the 2022 annual PRSU award assumes achievement as of December 28, 2024, at 120% of target. The target number of shares under Dr. Su’s 2023 annual PRSU award and 2024 annual PRSU award would become vested upon Dr. Su’s death.

(11)	Amount represents our cost of paying COBRA premiums on behalf of Dr. Su and her dependents for 24 months following her termination based on rates for a current employee.
(12)	Pursuant to our Executive Life Insurance Benefit Plan, amount reflects a life insurance payout equal to three times Dr. Su’s base salary of $1,260,000, subject to a maximum of $3,000,000.
(13)	Pursuant to Dr. Su’s employment agreement, she is entitled to $4,000 per month in financial planning for a 12-month period following termination.
(14)

In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of Dr. Su’s Employment Agreement.

The following table presents the amount that would be payable to Ms. Hu, Mr. Papermaster, Mr. Norrod and Ms. Hahn (i) under the Executive Severance Plan assuming an involuntary termination of employment without cause outside of a change in control, (ii) under their respective change in control agreements, in each case assuming a termination of employment without cause or a constructive discharge that occurred within 24 months of a change in control, and (iii) in the event of a separation due to death. As required by SEC rules, the amounts shown assume that such termination or death was effective as of December 28, 2024, exclude amounts earned through that time and are estimates of the amounts that would be paid out to the Named Executive Officers. In the event of each Named Executive Officer’s termination due to disability, the Named Executive Officer would be entitled to receive only (x) accelerated vesting of any unvested stock options that are otherwise scheduled to vest in the calendar year of termination (which stock options may be exercised for twelve (12) months following termination (or until the expiration date of the stock option, if earlier)) and (y) any amount under the EIP that the Compensation Committee determines, in its discretion, to award to the Named Executive Officer for the fiscal year in which such termination occurs. Accordingly, Ms. Hu, Mr. Papermaster, Mr. Norrod and Ms. Hahn would receive $97,947, $399,146, $306,909, and zero dollars, respectively, upon a disability termination in respect of the accelerated vesting of their unvested stock options as of December 28, 2024, that are otherwise scheduled to vest on or before December 28, 2025. For this purpose and for purposes of the below calculations, the value of each share of our common stock underlying an option, RSU or PRSU is assumed to be $125.19, the last reported sales price of our common stock on December 27, 2024, the

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Severance and Change in Control Arrangements (continued)

last trading day of our fiscal 2024. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from us.

Name	Type of Benefit	Involuntary Termination Without Cause ($)		Qualifying Termination Following a Change in Control ($)		Termination Due to Death ($)

Jean Hu(1)

	Severance	760,000	(2)	3,376,250	(3)	—

	Annual Bonus	670,106	(4)	928,125	(5)	670,106	(6)

	Stock Options	—		293,870	(7)	293,870	(7)

	Restricted Stock Units	—		33,241,325	(8)	35,535,682	(9)

	Health and Welfare	10,008	(10)	16,502	(11)	—

	Life Insurance	—		—		2,280,000	(12)

	Financial Planning	—		4,000		—

	Total	1,440,114		37,860,072	(13)	38,779,658

Mark Papermaster

	Severance	840,000	(2)	3,730,000	(3)	—

	Annual Bonus	740,050	(4)	1,025,000	(5)	740,050	(6)

	Stock Options	—		850,534	(7)	850,534	(7)

	Restricted Stock Units	—		15,459,523	(8)	28,773,516	(9)

	Health and Welfare	20,956	(10)	34,553	(11)	—

	Life Insurance	—		—		2,520,000	(12)

	Financial Planning	—		4,000		—

	Total	1,601,006		21,103,609	(13)	32,884,099

Forrest Norrod

	Severance	750,000	(2)	3,325,000	(3)	—

	Annual Bonus	658,825	(4)	912,500	(5)	658,825	(6)

	Stock Options	—		698,724	(7)	698,724	(7)

	Restricted Stock Units	—		23,975,538	(8)	25,975,573	(9)

	Health and Welfare	29,306	(10)	48,320	(11)	—

	Life Insurance	—		—		2,250,000	(12)

	Financial Planning	—		4,000		—

	Total	1,438,131		28,964,081	(13)	29,583,122

Ava Hahn(14)

	Severance	600,000	(2)	2,317,500	(3)	—

	Annual Bonus	403,417	(4)	558,750	(5)	403,417	(6)

	Stock Options	—		—		—

	Restricted Stock Units	—		7,509,272	(8)	8,326,637	(9)

	Health and Welfare	29,306	(10)	60,864	(11)	—

	Life Insurance	—		—		1,800,000	(12)

	Financial Planning	—		4,000		—

	Total	1,032,723		10,450,385	(13)	10,530,054

(1)

Pursuant to Ms. Hu’s sign-on cash bonus award, if Ms. Hu’s employment with us terminates on or before February 23, 2024, for any reason other than due to a company- or department-wide reduction-in-force, she is required to repay 100% of her $2 million cash sign-on bonus. If such termination occurs after February 23, 2024, and before February 23, 2025, her repayment obligation is reduced by 8.33% for each full month of employment completed after February 23, 2024. Accordingly, if Ms. Hu’s employment with us had terminated on December 28, 2024, other than due to a company- or department-wide reduction-in-force, she would have been required to repay $334,000 of her $2 million cash sign-on bonus.

(2)

Under the Executive Severance Plan, the value of the severance benefit following an involuntary termination other than for cause (as defined in the Executive Severance Plan) or as a result of death or disability (as defined in the Executive Severance Plan) is equal to a single lump sum severance payment equivalent to 12 months of base pay.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

Severance and Change in Control Arrangements (continued)

(3)

Under the change in control agreements, the value of the severance benefit following a termination without cause or a constructive termination within two years after a change in control is equal to a single lump sum severance payment equivalent to two times the executive’s rate of annual base pay, plus two times the target annual bonus in the year of termination. These calculations assume compensation rates as of December 28, 2024.

(4)

Amount represents the pro-rata amount of the executive’s annual bonus accrued under the EIP for the portion of the year prior to the date of termination. Amount shown assumes the Compensation Committee exercises its discretion under the EIP to pay pro-rated EIP bonuses based on actual performance as of December 28, 2024.

(5)

Under the change in control agreements, the Named Executive Officer receives an amount equal to pro-rata amount of his or her annual bonus accrued under the EIP assuming performance at target levels for the portion of the year prior to the date of termination.

(6)

Amount represents the pro-rata amount of annual bonus accrued under the EIP for the portion of the year prior to the date of termination. Amount shown assumes the Compensation Committee exercises its discretion under the EIP to pay pro-rated EIP bonus for 2024 based on actual performance as of December 28, 2024.

(7)

Amounts shown reflect the value of stock option acceleration in the event of, as applicable, the Named Executive Officer’s death or the occurrence of a change in control whereby our successor refuses to assume or substitute similar awards for outstanding stock options. The value reported for each stock option is the excess of the aggregate value of the underlying shares over the aggregate exercise price of the stock option.

(8)

Amount represents the value of all unvested RSUs and PRSUs outstanding as of December 28, 2024. The number of PRSUs payable reflects achievement as of December 28, 2024 at the following levels: 2022 annual PRSU award (120% of target) (Messrs. Papermaster and Norrod only), Ms. Hu’s February 15, 2023 sign-on PRSU award (199% of target), Mr. Norrod’s February 15, 2023 retention PRSU award (200% of target), 2023 annual PRSU award (82% of target) (Ms. Hu and Messrs. Papermaster and Norrod only), and 2024 annual PRSU award (64% of target).

(9)

Amount represents the value of all unvested RSUs and PRSUs outstanding as of December 28, 2024 that would become vested upon the Named Executive Officer’s death. The number of PRSUs payable assumes achievement for (a) the 2022 annual PRSU award as of December 28, 2024 at 120% of target (Messrs. Papermaster and Norrod only), (b) Ms. Hu’s February 15, 2023 sign-on PRSU award at 199% of target, and (c) Mr. Norrod’s February 15, 2023 retention PRSU award at 200% of target. The target number of shares under the 2023 annual PRSU award (Ms. Hu and Messrs. Papermaster and Norrod only) and the 2024 annual PRSU award would become vested upon the death of the applicable Named Executive Officer.

(10)

Under the Executive Severance Plan, the value of the health and welfare benefit following an involuntary termination is equal to 12 months of COBRA medical, dental and/or vision insurance premiums, based on the participant’s benefits plan elections in effect at the time of termination, and use of the employee assistance plan provided by us as part of the 12 months of COBRA coverage.

(11)

Amount reflects our annual cost of paying COBRA premiums on behalf of the Named Executive Officer for 12 months following termination based on the rates of a current employee. Also includes gross-ups for income taxes in the amounts of $6,493, $13,596, $19,014, and $31,559 due to Ms. Hu, Messrs. Papermaster and Norrod, and Ms. Hahn respectively, as a result of our payment of health and welfare benefits on their behalf.

(12)

Pursuant to our Executive Life Insurance Benefit Plan, amount reflects a life insurance payout equal to three times the Named Executive Officer’s base salary, which is $760,000 for Ms. Hu, $840,000 for Mr. Papermaster, $750,000 for Mr. Norrod, and $600,000 for Ms. Hahn, subject to a maximum of $3,000,000.

(13)

In the event that the severance and other benefits provided would be subject to excise taxes imposed by Section 280G and Section 4999 of the Internal Revenue Code, such amount will either be delivered in full or reduced so as not to be subject to excise taxation, whichever amount is higher, pursuant to the terms of our Change in Control Agreement.

(14)

Pursuant to Ms. Hahn’s sign-on cash bonus award, if Ms. Hahn’s employment with us terminates on or before February 15, 2025, for any reason other than due to a company- or department-wide reduction-in-force, she is required to repay 100% of her $2 million cash sign-on bonus. If such termination occurs after February 15, 2025, and before February 15, 2026, her repayment obligation is reduced by 8.33% for each full month of employment completed after February 15, 2025. Accordingly, if Ms. Hahn’s employment with us had terminated on December 28, 2024, other than due to a company- or department-wide reduction-in-force, she would have been required to repay the full amount of her $2 million cash sign-on bonus.

Victor Peng Retirement

Mr. Peng retired from AMD effective August 30, 2024 at the age of 64 after serving more than 15 years at Xilinx and AMD, combined. The timing of Mr. Peng’s retirement accommodated the Company’s transition planning. In certain limited circumstances, such as for dedicated employees who have had an exceptional impact on the Company over the course of their tenure like Mr. Peng, the Compensation Committee may provide for special treatment of equity awards held by retiring executives. We intend to formalize our practice of providing these benefits by adopting a retirement policy. In recognition of the critical role Mr. Peng played in the successful integration of Xilinx, his other substantial contributions and dedicated service to AMD, and to ensure a smooth transition of his duties and responsibilities, we entered into a Retirement Transition Agreement and General Release with him on July 30, 2024 (the “Peng Retirement Agreement”). Pursuant to the Peng Retirement Agreement, Mr. Peng received:

•

The vested and exercisable stock options held by Mr. Peng as of his retirement date will continue to be exercisable by him until the earlier of the first anniversary of his retirement date or the option expiration date;

•	Deemed satisfaction of the service and performance vesting conditions with respect to 35,820 PRSUs covered by his 2022 PRSU award;

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Severance and Change in Control Arrangements (continued)

•	Accelerated vesting with respect to 28,841 of his outstanding unvested RSUs; and

•	Payment for COBRA premiums for up to twelve (12) months following his retirement, based on his coverage elections as of his retirement date.

In consideration of the separation benefits payable under the Peng Retirement Agreement, Mr. Peng released us from all claims and liabilities under federal and state laws arising prior to his retirement date.

As a result, based on the closing price of our stock on August 30, 2024 (the date of Mr. Peng’s retirement) of $148.56, Mr. Peng received accelerated vesting of his RSUs and PRSUs having an aggregate value of $9,606,038. The aggregate incremental fair value to Mr. Peng resulting from the modifications to his outstanding stock options pursuant to the terms of the Peng Retirement Agreement, as calculated in accordance with ASC 718, was $332,998. The value of Mr. Peng’s COBRA reimbursement benefit under the Peng Retirement Agreement is $21,128.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

CHIEF EXECUTIVE OFFICER PAY RATIO

For 2024:

•	the annual total compensation for the median employee of the Company (other than our Chief Executive Officer) was $143,804; and

•	the annual total compensation of our Chief Executive Officer was $30,996,392(1).

Based on this information, for 2024 the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the median employee was 216 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934. As permitted by SEC rules, to identify our median employee, we selected total estimated compensation which we calculated as annual base pay plus the target bonus plus the target value of stock awards granted to each employee during the year, as the compensation measure to be used to compare the total estimated compensation of our employees as of December 1, 2024. We annualized base pay and estimated bonus for any regular employees who commenced work during 2024 and did not annualize these amounts for temporary and seasonal employees. The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. In addition, as permitted by SEC rules, we have omitted from our calculation approximately 326 employees who became employees as a result of acquisitions.

(1)	For additional details on the compensation of our Chief Executive Officer, see the “Compensation Discussion and Analysis” section.

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PAY VERSUS PERFORMANCE TABLE
We are providing the following information pursuant to the SEC pay versus performance disclosure requirements set forth in Item 402(v) of SEC Regulation
S-K
(the “Pay Versus Performance Rule”), which requires disclosure of certain information about the relationships between our performance and the compensation of our named executive officers. The following table reports, for the five most-recent fiscal years, the compensation of our Chief Executive Officer and the average compensation of our other non-CEO
named executive officers
(“Non-CEO
Named Executive Officers”), as well as the “Compensation Actually Paid” as calculated in accordance with the Pay Versus Performance Rule and certain performance measures required by
the rule. The amounts reported as “Compensation Actually Paid” do not reflect the actual amount of compensation earned by or paid to our Chief Executive Officer or our
Non-CEO
Named Executive Officers and differ from the compensation amounts disclosed elsewhere in this proxy statement. For a discussion of our executive compensation program and philosophy, please refer to our “Compensation Discussion and Analysis” section.

	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (1),(3)	Average Summary Compensation Table for Non- CEO Named Executive Officers (2)	Average Compensation Actually Paid to Non-CEO Named Executive Officers (2),(3)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ Millions)	Non-GAAP Net Income ($ Millions) (6)
Year					Total Shareholder Return (4)	Peer Group Total Shareholder Return (5)

2024	$30,996,392	$(18,654,655)	$11,034,051	$(2,056,835)	$271	$537	$1,641	$5,420

2023	$30,348,281	$189,834,854	$18,168,335	$33,308,296	$319	$282	$854	$4,302

2022	$30,219,921	$(160,142,075)	$13,263,125	$(13,362,342)	$140	$134	$1,320	$5,504

2021	$29,498,107	$188,407,046	$7,679,357	$33,054,719	$317	$214	$3,162	$3,435

2020	$27,141,878	$178,372,124	$8,028,525	$33,064,548	$199	$140	$2,490	$1,575

(1)	Amounts reported are for Lisa Su, who served as our Chief Executive Officer during each of the applicable fiscal years.
(2)	Our non-CEO named executive officers (our “Non-CEO Named Executive Officers”) were:

2024	2023	2022	2021	2020

Jean Hu	Jean Hu	Devinder Kumar	Devinder Kumar	Devinder Kumar

Mark Papermaster	Devinder Kumar (retired in April 2023)	Darren Grasby	Rick Bergman	Rick Bergman

Forrest Norrod	Philip Guido	Mark Papermaster	Darren Grasby	Darren Grasby

Ava Hahn	Forrest Norrod	Victor Peng	Mark Papermaster	Mark Papermaster

Victor Peng (retired in August 2024)	Victor Peng

(3)
Amounts in these columns show the “Compensation Actually Paid”, as calculated in accordance with the methodology prescribed by the SEC under the Pay Versus Performance Rule. The table below provides the adjustments to the Summary Compensation Table total compensation to arrive at the Compensation Actually Paid to our CEO and the average Compensation Actually Paid to our
Non-CEO
Named Executive Officers for fiscal year 2024.

Adjustments to Reported Summary Compensation Table Total for CEO and Non-CEO Named Executive Officers	2024
	CEO	Non-CEO Named Executive Officers (Average)
Summary Compensation Table Total	$30,996,392	$11,034,051
Subtract the amounts reported for fiscal 2024 under the Stock Awards and Option Awards columns in the Summary Compensation Table	$(27,933,794)	$(9,397,910)
Add year-end fair value of equity awards granted during fiscal year 2024	$21,227,810	$5,488,298

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2025 NOTICE OF MEETING AND PROXY STATEMENT
Pay Versus Performance Table
(continued)

Add (subtract) year-over-year change in fair value of equity awards granted prior to fiscal 2024 that are unvested as of year-end	$(34,317,898)	$(6,509,492)
Add, for equity awards that are granted and vest in the same year, the fair value of the vesting date		$183,926
Add (subtract) year-over-year change in fair value of equity awards granted prior to fiscal 2024 that vested during fiscal 2024 (from prior year-end to vesting date)	$(8,627,165)	$(439,299)
Subtract fair value of any awards outstanding as of end of fiscal 2023 that were forfeited during fiscal 2024		$(2,483,009)
Increase based on Incremental Fair Value of Options/SARs Modified during fiscal 2024		$66,600
Total Adjustments	$(49,651,047)	$(13,090,886)
Compensation Actually Paid	$(18,654,655)	$(2,056,835)

For purposes of the foregoing adjustments, the value of equity awards was determined as follows: (i) for RSUs, the closing price of our common stock on the fiscal year-end
date, or, in the case of vesting RSUs, the closing price of our common stock on the applicable vesting date; (ii) for stock options, a Black Scholes value as of year-end
or the vesting date(s), as applicable, determined based on the same methodology as used to determine grant date fair value but using the closing share price on the applicable revaluation date, and the market price volatility, expected remaining life and risk free rates, each as re-measured
as of the applicable revaluation date, and where applicable, taking into account the incremental fair value, calculated in accordance with ASC Topic 718, of any material modifications that occurred during the fiscal year, and (iii) for unvested PRSUs as of fiscal year-end,
the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of fiscal year-end
under ASC Topic 718, calculated using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and for the annual 2023 and 2024 PRSUs, an estimate of the probability for achievement of the applicable non-GAAP
EPS growth rate milestones (see footnotes to Outstanding Equity Awards at 2024 Fiscal
Year-End
table for more information).

(4)
For purposes of the foregoing adjustments, the value of equity awards was determined as follows: (i) for RSUs, the closing price of our common stock on the fiscal year-end
date, or, in the case of vesting RSUs, the closing price of our common stock on the applicable vesting date; (ii) for stock options, a Black Scholes value as of year-end
or the vesting date(s), as applicable, determined based on the same methodology as used to determine grant date fair value but using the closing share price on the applicable revaluation date, and the market price volatility, expected remaining life and risk free rates, each as re-measured
as of the applicable revaluation date, and where applicable, taking into account the incremental fair value, calculated in accordance with ASC Topic 718, of any material modifications that occurred during the fiscal year, and (iii) for unvested PRSUs as of fiscal year-end,
the estimate of the most probable aggregate compensation cost to be recognized over the requisite service period determined as of fiscal year-end
under ASC Topic 718, calculated using a Monte-Carlo simulation model and based upon a discounted cash flow analysis of the probability-weighted payoffs of a share-based payment assuming a variety of possible stock price paths and for the annual 2023 and 2024 PRSUs, an estimate of the probability for achievement of the applicable non-GAAP
EPS growth rate milestones (see footnotes to Outstanding Equity Awards at 2024 Fiscal
Year-End
table for more information).

(5)
Our peer group is comprised of the component companies of the S&P 500 Index Semiconductor & Semiconductor Equipment Index (the “Peer Index”) for each applicable fiscal year. The total shareholder return for our peer group is calculated, for each fiscal year, as the cumulative total shareholder return of the Peer Index from December 29, 2019 (i.e. the first day of our 2020 fiscal year), through the last day of the applicable fiscal year, assuming that $100 was invested beginning December 29, 2019.

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Pay Versus Performance Table
(continued)

(6)	Reconciliation of GAAP net income to non-GAAP net income (in millions):

	Year Ended
	December 28, 2024	December 30, 2023	December 31, 2022	December 25, 2021	December 26, 2020

GAAP net income	$1,641	$854	$1,320	$3,162	$2,490

Loss on debt redemption/conversion	—	—	—	7	54

Non-cash interest expense related to convertible debt	—	—	—	—	6

(Gains) losses on equity investments, net	2	(1)	62	(56)	—

Stock-based compensation	1,407	1,380	1,012	379	274

Equity income in investee	(33)	(16)	(14)	(6)	(5)

Acquisition-related and other costs*	187	262	521	42	14

Amortization of acquired intangible assets	2,394	2,811	3,548	—	—

Inventory loss at contract manufacturer**	65	—	—	—	—

Restructuring charges***	186	—	—	—	—

Income tax provision	(429)	(988)	(945)	(93)	43

Release of valuation allowance on deferred tax assets	—	—	—	—	(1,301)

Non-GAAP net income	$5,420	$4,302	$5,504	$3,435	$1,575

*
Acquisition-related and other costs primarily comprised of transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, contract termination costs and workforce rebalancing charges.

**	Inventory loss at contract manufacturer is related to an incident at a third-party contract manufacturing facility.
***	Restructuring charges are related to the 2024 Restructuring Plan which comprised of employee severance charges and non-cash asset impairments.

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Pay Versus Performance Table
(continued)

Relationship Between Compensation Actually Paid and our Total Shareholder Return
Our stock price performance is the predominant factor that determines whether the Compensation Actually Paid to our named executive officers is at, above, or below the amounts reported in our summary compensation tables. The Compensation Actually Paid directly correlates with our total shareholder return (“TSR”) since most of our executive compensation is delivered through long-term equity awards in the form of PRSUs, RSUs, and stock options which vary in value with changes to our stock price. The chart below compares the Compensation Actually Paid during the 2024, 2023, 2022, 2021 and 2020 fiscal years to our cumulative TSR since December 29, 2019 (the last day of our 2019 fiscal year), measured as of the last day of each of those fiscal years.

Compensation Actually Paid vs.Total Shareholder Return
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
Compensation Actually Paid (thousand)
$600
$500
$400
$300
$200
$100
$-
Total Shareholder Return
CEO Compensation Actually Paid
Average Compensation Actually Paid to Non-CEO Named Executive Officers
AMD Totel Shareholder Return
Peer Index Totel Shareholder Return

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2025 NOTICE OF MEETING AND PROXY STATEMENT
Pay Versus Performance Table
(continued)

Relationship Between Compensation Actually Paid and our Net Income (GAAP and
Non-GAAP)
GAAP and
non-GAAP
net income are key measures of our overall profitability and can contribute to changes in our stock price, which in turn primarily drives Compensation Actually Paid. We do not use GAAP net income as a financial measure in our executive compensation program, but we use non-GAAP
net income which is derived from our GAAP net income.
Non-GAAP
net income is the primary performance factor for determining cash bonuses under our EIP for each of the covered fiscal years and the growth of our non-GAAP
earnings per share, which is derived from our
non-GAAP
net income, is also a performance measure used to determine the payouts under the annual PRSU awards granted in each of the covered fiscal years. The chart below compares the Compensation Actually Paid during the 2024, 2023, 2022, 2021 and 2020 fiscal years to our GAAP net income and non-GAAP
net income for each of those fiscal years.

Compensation Actually Paid
vs.
Net Income (GAAP and Non-GAAP)
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$(100,000)
$(150,000)
$(200,000)
Compensation Actually Paid (thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
GAAP and Non-GAAP Net Income (millions)
CEO Compensation Actually Paid
Average Compensation Actually Paid to Non-CEO Named Executive Officers
Non-GAAP Net Income (in millions)
GAAP Net Income (in millions)

Other Relevant Financial Performance Measures
For fiscal 2024, the following other financial performance measures represented the most important financial performance measures used by us to link the compensation actually paid to our Named Executive Officers to our financial performance:

Financial Performance Measures
Revenue
1-Year Total Shareholder Return
Non-GAAP EPS
Free Cash Flow
Non-GAAP Net Income
For a discussion of how these other financial performance measures impacted the compensation actually paid to our Named Executive Officers during fiscal 2024, please see the “Compensation Discussion and Analysis” beginning on page 43.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 28, 2024 with respect to shares of our common stock that may be issued under our existing equity compensation plans. Our 2023 Plan and 2017 Employee Stock Purchase Plan (the “2017 ESPP”), each of which was approved by our stockholders, are our only equity incentive plans available for the grant of new equity awards. Outstanding options and any full value awards are not transferable for consideration.

	Fiscal Year Ended December 28, 2024

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)

Equity compensation plans approved by stockholders	34,136,953				90,533,916	(4)

Options	2,191,637		$74.61	(2)

Awards—RSUs and PRSUs	31,945,316	(1)(3)

Equity compensation plans not approved by stockholders	—

Options	—

Awards—RSUs and PRSUs	—

Total	34,136,953				90,533,916

(1)
Includes shares of our common stock issuable from performance-based restricted stock units (“PRSUs”), in each case representing the number of shares that could be earned assuming target achievement of the applicable performance conditions.

(2)	As of December 28, 2024, the aggregate weighted-average remaining contractual life of our outstanding stock options was 3.92 years with an aggregate weighted-average exercise price of $ 74.61 .
(3)	Includes 29,943,807 RSU awards and 2,001,509 PRSU awards, based on target shares granted.
(4)
Includes 30,050,477 shares available for issuance under our 2017 ESPP, of which up to a maximum of 3,815,448 shares may be purchased in the current purchase period which runs until May 9, 2025 under the 2017 ESPP.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under SEC rules, a “related person” is a director, executive officer, nominee for director since the beginning of the previous fiscal year, or a greater than 5% beneficial owner of the company at the time of the applicable transaction, and their immediate family members. The Audit and Finance Committee monitors and reviews issues involving potential conflicts of interest and related party transactions (“related party transactions”). In doing so, the Audit and Finance Committee applies our Worldwide Standards of Business Conduct, which provides that directors, Named Executive Officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Governance Principles require a director to promptly disclose to the Chair of the Board, the Chief Executive Officer (if the office is separate from the Chair of the Board), and the Lead Independent Director (if a Lead Independent Director has been appointed) any conflict of interest involving the director.

We have written policies and procedures that apply to transactions with related parties. Members of our Legal and Finance departments review all transactions or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. All such transactions are then sent to the Audit and Finance Committee to be reviewed. The Audit and Finance Committee must approve all transactions that are considered related party transactions under SEC rules. Furthermore, those deemed to be related party transactions that could reasonably be expected to have a material impact on our financial statements will be submitted to the Board of Directors for their review and approval. In fiscal 2024, we did not conduct any transactions with related persons that would be considered related party transactions under applicable SEC rules.

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AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee consists of Mr. Householder, as Chair, and Messrs. Marren and Olson. Each of the members of the Audit and Finance Committee is “independent” and “financially literate,” as determined by the Board and in compliance with SEC and Nasdaq rules. In addition, Messrs. Householder and Olson were each determined to be an “audit committee financial expert,” as that term is defined under SEC rules.

The Audit and Finance Committee oversees our internal audit function and independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of AMD’s financial statements and the effectiveness of AMD’s internal control over financial reporting, AMD’s compliance with legal and regulatory requirements, the performance of our internal audit functions and the independent registered public accounting firm qualifications, by meeting regularly with the independent registered public accounting firm, our senior management and our internal audit, financial, and legal personnel.

Management is responsible for the preparation, presentation and integrity of AMD’s financial statements and maintaining effective internal control over financial reporting. The independent registered public accounting firm is responsible for performing an audit of AMD’s annual financial statements and of the effectiveness of AMD’s internal control over financial reporting and expressing opinions on both in accordance with the standards of the Public Company Accounting Oversight Board (United States).

In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed AMD’s audited financial statements for the fiscal year ended December 28, 2024 with management and Ernst & Young LLP, AMD’s independent registered public accounting firm. The Audit and Finance Committee also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of AMD’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit and Finance Committee. The Audit and Finance Committee also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit and Finance Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in AMD’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 for filing with the SEC.

The Audit and Finance Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as AMD’s independent registered public accounting firm for fiscal 2025.

AUDIT AND FINANCE COMMITTEE
Joseph A. Householder, Chair
John W. Marren
Jon A. Olson

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2025 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit and Finance Committee has selected Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2025 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the annual meeting.

Although ratification by our stockholders is not a prerequisite to the Audit and Finance Committee’s ability to select Ernst & Young LLP as our independent registered public accounting firm, the Audit and Finance Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Ernst & Young LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and our internal control over financial reporting for the current fiscal year. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of our independent registered public accounting firm will be reconsidered by the Audit and Finance Committee; provided, however, the Audit and Finance Committee may select Ernst & Young LLP notwithstanding the failure of our stockholders to ratify its selection. If the appointment of Ernst & Young LLP is ratified, the Audit and Finance Committee will continue to conduct an ongoing review of Ernst & Young LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace Ernst & Young LLP at any time.

Unless you vote otherwise, your proxy will vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. The Audit and Finance Committee meets with Ernst & Young LLP several times a year. A representative of Ernst & Young LLP is expected to be present at our Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of our common stock entitled to vote and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Because brokers and other nominees have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with this item.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Unless you vote otherwise, your proxy will vote FOR ratification.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm (continued)

Independent Registered Public Accounting Firm’s Fees

The following is a summary and description of fees billed for services provided by Ernst & Young LLP for fiscal 2024 and fiscal 2023 (in thousands).

Service	2024 ($)	2023 ($)

Audit Fees(1)	8,893	10,126

Audit-Related Fees(2)	12	76

Tax Fees(3)	614	931

All Other Fees(4)	7	7

Total	9,526	11,140

(1)

Audit fees for fiscal 2024 and fiscal 2023 were associated with our annual consolidated financial statement audit and audit of the effectiveness of our internal control pursuant to Section 404 of the Sarbanes-Oxley Act, quarterly reports filed with the SEC, statutory audits required internationally, other regulatory filings and consents issued in connection with SEC filings or securities offerings.

(2)	Audit-related fees during fiscal 2024 and 2023 were primarily for compliance-related matters.
(3)	Tax fees during fiscal 2024 and fiscal 2023 were primarily for tax compliance and advisory services.
(4)

All other fees for services that are not included under the “Audit,” “Audit-Related” or “Tax” categories during fiscal 2024 and 2023 were primarily for an annual subscription to an accounting standards database hosted by Ernst & Young LLP.

Pre-Approval Policies and Procedures

The Audit and Finance Committee Charter provides that the Audit and Finance Committee must pre-approve the engagement before an independent registered public accounting firm is engaged by us or our subsidiaries to render audit or non-audit services. Audit and Finance Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit and Finance Committee regarding our engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the committee is informed of each service provided and such policies and procedures do not include delegation to our management of the committee’s responsibilities under the Securities Exchange Act of 1934, as amended. The Audit and Finance Committee may delegate to one or more designated members of the committee the authority to grant pre-approvals, provided such approvals are presented to the committee at a subsequent meeting. If the Audit and Finance Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit and Finance Committee must be informed of each non-audit service provided by the independent auditor.

Our Audit and Finance Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit and Finance Committee examines the effect that the performance of non-audit services may have upon the independence of Ernst & Young LLP. All services provided by Ernst & Young LLP in fiscal 2024 and fiscal 2023 were pre-approved by the Audit and Finance Committee after review of each of the services proposed for approval.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 3—APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY”)

We are seeking an advisory vote from our stockholders to approve the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you indicate otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.

The Compensation Committee, with assistance from its independent executive compensation consultant and counsel, has structured our executive compensation program to reflect our “pay-for-performance” philosophy. A significant portion of the compensation opportunities provided to the Named Executive Officers are dependent on our financial performance, which are intended to drive the creation of stockholder value. The Compensation Committee intends to continue to emphasize responsible compensation arrangements that attract, retain and motivate high caliber executive officers, motivate these executive officers to achieve our short-term and long-term business strategies and objectives and support our career development and succession goals.

We have determined to hold a “say-on-pay” advisory vote every year. In accordance with this determination and Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, you have the opportunity to vote “for” or “against,” or to “abstain” from voting on, the following non-binding resolution relating to executive compensation:

“Resolved, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2025 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and the narrative discussion of such proxy statement.”

In deciding how to vote on this proposal, you are encouraged to consider our executive compensation philosophy and objectives and the elements of our executive compensation program, as contained in the “Compensation Discussion and Analysis” above, as well as the following principles of our executive compensation program and other information:

•

Pay-for-Performance is Important. The Compensation Committee places a strong emphasis on performance-based compensation. To this end, approximately 96% of Dr. Su’s and 91% of the other Named Executive Officer’s aggregate total direct compensation opportunity (i.e., base salary, annual target cash performance bonus opportunity and target value of annual long-term equity awards for 2024) was in the form of a cash performance bonus and long-term equity awards.

•

Clawback Policy. We adopted a compensation recovery (“clawback”) policy in compliance with listing standards of Nasdaq pursuant to which we are required to recover certain incentive-based compensation received by our executive officers as a result of achieving financial performance goals that are not met under any restated financial results.

•

Pay Practices Aligned with Sound Risk Management. The Compensation Committee endeavors to structure our executive compensation program to motivate and reward the Named Executive Officers for appropriately balancing opportunity and risk, such as investing in key initiatives designed to advance our growth in existing and new markets while at the same time avoiding pay practices that encourage excessive risk-taking. In connection with the Compensation Committee’s review of our compensation policies and practices for all employees in general, the Compensation Committee concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

•

Stock Ownership Guidelines in Effect. Our stock ownership requirements are designed to increase the Named Executive Officers’ stakes in us and to align their interest more closely with those of our stockholders. As of December 28, 2024, each of the Named Executive Officers were on track to comply with our stock ownership guidelines or has time remaining to do so.

•

Policies Intended to Comport to Best Practices with respect to Change in Control Payments in Effect. During fiscal 2024, the Compensation Committee continued to adhere to the executive compensation policies it previously adopted, namely, the Compensation Committee will not approve any change in control arrangement that provides for excise tax gross-ups or cash severance payments in excess of (i) two times the sum of the executive officer’s base salary and annual target bonus, plus (ii) a prorated annual target bonus for the year in which termination occurs.

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ITEM 3—Approval on a Non-Binding, Advisory Basis of the Compensation of Our Named Executive Officers (“Say-on-Pay”) (continued)

Required Vote

Approval, on an advisory basis, of the compensation of our Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal and present in person or represented by proxy at our Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or us, the Board and the Compensation Committee values the opinions of our stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding our executive compensation program. Unless the Board or the Compensation Committee modifies the determination on the frequency of future “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will be held at our 2026 annual meeting of stockholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Unless you vote otherwise, your proxy will vote FOR the approval of the compensation paid to the Named Executive Officers.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 4—APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 2.25 BILLION TO 4.0 BILLION SHARES

Background

Presently, our authorized capital stock consists of 2.25 billion shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.10 per share. As of March 19, 2025 (the “Record Date”), the Company had [  ] shares of common stock (of which [  ] shares were held in our treasury), and no shares of preferred stock issued and outstanding. Also as of the Record Date, [  ] shares of common stock were reserved for issuance under our equity compensation plans and [  ] shares of common stock were reserved for our 2.125% Convertible Senior Notes due 2026. In total, [  ] of the authorized shares of common stock remain available for issuance.

In February 2025, the Board determined that the increase in the number of shares of common stock was advisable and in the best interests of the Company and our stockholders and unanimously declared advisable and approved an Amended and Restated Certificate of Incorporation which includes an amendment to Article Fourth to increase the number of authorized shares of common stock from 2.25 billion to 4.0 billion shares, as shown in Exhibit A hereto and explained in the footnotes thereto.

Under the proposed Amended and Restated Certificate of Incorporation, the number of authorized shares of common stock would be increased from 2.25 billion to 4.0 billion shares, which would leave us with [  ] shares of common stock authorized and unissued as of the Record Date.

Purpose

The Amended and Restated Certificate of Incorporation would provide us with the ability to issue common stock for a variety of corporate purposes if we so choose. These could include issuances in connection with equity incentive plans for our employees, to raise cash to expand our business, including through offerings of common stock or securities that are convertible into common stock, and for mergers and acquisitions activity, or other strategic transactions. Our Board believes that it is in the best interests of the stockholders for the Board to have the flexibility to issue additional shares of common stock in any or all of the above circumstances. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of activities, in most cases without the necessity of obtaining further stockholder approval and convening a special stockholders’ meeting before such issuances(s) could proceed, except as provided under Delaware law or under the Nasdaq rules.

Effect

Any additional authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The proposed increase in the number of shares of common stock will not change the number of shares of stock outstanding, have any immediate dilutive effect or change the rights of current holders of our common stock. However, to the extent that the additional authorized shares of capital stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and may dilute earnings and book value on a per share basis. Stockholders do not have preemptive rights to acquire the common stock authorized by this amendment, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership of our common stock.

Although the issuance of additional shares of common stock could, in certain instances, discourage an attempt by another person or entity to acquire control of us, we have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes.

The Board has no present plans, arrangements or agreements to issue any of the proposed additional authorized shares of common stock. However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and our stockholders.

This proposal is not conditioned on the approval of any other proposal. However, if the stockholders also approve the Amended and Restated Certificate of Incorporation which includes amendments to limit the liability of certain officers in circumstances as permitted by Delaware law and to add the zip code to the address of our registered agent

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ITEM 4—Approval of Amendment and Restatement of Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 2.25 Billion to 4.0 Billion Shares (continued)

as required by Delaware law as described in Item 5, then we will file one Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware that includes both the amendments to increase the authorized number of shares of Common Stock (as described in this Item 4) and to limit the liability of certain officers in circumstances as permitted by Delaware law and to add the zip code to the address of our registered agent as required by Delaware law (as described in Item 5) as shown on Exhibit A hereto and described in the footnotes thereto.

Required Vote

Approval of the proposal to amend and restate our Certificate of Incorporation to increase the number of authorized shares of common stock from 2.25 billion shares to 4.0 billion shares requires the affirmative vote of a majority of the votes cast by holders of shares of our common stock entitled to vote on the proposal. Abstentions will have no effect on the outcome of this proposal. Because brokers and other nominees have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

If adopted by our stockholders, the form of Amended and Restated Certificate of Incorporation which includes amendments, to reflect the increase in the number of authorized shares of common stock from 2.25 billion shares to 4.0 billion shares (and to include the amendments to Article Eighth and Article Second, if Item 5 is approved by our stockholders) as set forth in Exhibit A and as explained in the footnotes will be filed with the Secretary of State of the State of Delaware and would become effective upon filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. We anticipate that this filing would be made as promptly as reasonably practicable following our Annual Meeting. The Amended and Restated Certificate of Incorporation included as Exhibit A is marked to show the proposed changes discussed above.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the amendment and restatement of our Certificate of Incorporation to increase the number of authorized shares of common stock from 2.25 billion to 4.0 billion shares. Unless you vote otherwise, your proxy will vote FOR the amendment and restatement.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 5—APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW AND TO MAKE A NON-SUBSTANTIVE CHANGE

Background

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Amended Section 102(b)(7) of the DGCL permits corporations to include provisions in their certificates of incorporation to limit the liability of certain officers as permitted by Delaware. Our Board believes that its advisable and in the best interests of our stockholders to amend and restate our certificate of incorporation to provide for the exculpation of officers as permitted by Delaware law. Consistent with Section 102(b)(7) of the DGCL, the Amended and Restated Certificate would only permit exculpation of certain officers for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, similar to the exculpation of directors as already included in our certificate of incorporation, the limitation on officer liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Similar to what is already provided with respect to directors, the Amended and Restated Certificate of Incorporation will also provide that if the DGCL is hereafter further amended to further eliminate or limit the liability of officers, then the liability of such officers will be eliminated or limited to the fullest extent permitted by law.

The Board believes it is necessary to provide protection to officers to the fullest extent permitted by law in order to attract and retain top talent. Similar protection has long been afforded to directors. Accordingly, the Board has determined that it is advisable and in the best interests of the Company and our stockholders to extend exculpation protection to our officers in addition to our directors.

The Board also believes that it is advisable and in the best interest of the stockholders to include in the Amended and Restated Certificate of Incorporation an amendment to Article Second to add the zip code to the address of our registered agent as required by Section 131(c) of the DGCL as shown on Exhibit A and described in the footnote thereto.

The Board determined that the Amended and Restated Certificate of Incorporation which includes an amendment to Article Eighth to limit the liability of certain officers as permitted by Delaware law and an amendment to Article Second to add the zip code to the address of our registered agent as shown in Exhibit A hereto and explained in the footnotes thereto is advisable and in the best interest of the Company and our stockholders and unanimously approved such Amended and Restated Certificate of Incorporation.

Purpose

The Board believes it is advisable and in the best interests of our stockholders to approve an Amended and Restated Certificate of Incorporation to provide for exculpation of officers to the extent permitted by Delaware law similar to what is already provided for directors. The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation and failing to provide for the exculpation of officers in our certificate of incorporation could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

For the reasons stated above, the Board determined that an Amended and Restated Certificate of Incorporation which includes an amendment to Article Eighth to limit the liability of certain officers as permitted by Delaware law is advisable and in the best interest of the Company and its stockholders and declared advisable and approved an Amended and Restated Certificate of Incorporation which includes an amendment to Article Eighth to limit the liability of certain officers as permitted by Delaware law as shown in Exhibit A hereto and explained in the footnotes thereto. The Board believes such proposed Amended and Restated Certificate of Incorporation would better position the

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ITEM 5—Approval of Amendment and Restatement of Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law and to Make Non-substantive Change (continued)

company to attract top officer candidates and retain current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

Effect

The proposed Amended and Restated Certificate of Incorporation that includes amendments to Article Eighth to limit the liability of certain officers as permitted by Delaware law would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this means that the proposed amendments to Article Eighth would allow for the exculpation of covered officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, the proposed amendments to Article Eighth would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

This proposal is not conditioned on the approval of any other proposal. However, if the stockholders also approve the Amended and Restated Certificate of Incorporation which includes the amendment to increase the authorized number of shares of common stock as described in Item 4, then we will file one Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware that includes both the amendments to increase the authorized number of shares of Common Stock (as described in Item 4) and to limit the liability of certain officers in circumstances as permitted by Delaware law and to add the zip code to the address of our registered agent as required by Delaware law (as described in this Item 5) as shown on Exhibit A hereto and described in the footnotes thereto.

Required Vote

Approval of the proposal to amend and restate our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to include the zip code in the address of our registered agent as required by Delaware law requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock as of the Record Date. Abstentions and broker non-votes have the same effect as a vote against this proposal.

If adopted by our stockholders, the form of Amended and Restated Certificate of Incorporation which includes amendments to limit the liability of certain officers as permitted by Delaware law and to add the zip code of our registered agent (and to include the amendments to Article Fourth if Item 4 is approved by our stockholders) as set forth in Exhibit A and as explained in the footnotes will be filed with the Secretary of State of the State of Delaware and will become effective upon filing of such Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. We anticipate that this filing would be made as promptly as reasonably practicable following our Annual Meeting. The Amended and Restated Certificate of Incorporation included as Exhibit A is marked to show the proposed changes discussed above.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the amendment and restatement of our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change. Unless you vote otherwise, your proxy will vote FOR the amendment and restatement.

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2025 NOTICE OF MEETING AND PROXY STATEMENT

ITEM 6—STOCKHOLDER PROPOSAL NO. 6 REQUESTING THE REMOVAL OF THE HOLDING REQUIREMENT TO CALL A SPECIAL MEETING

We received the following stockholder proposal No. 6 for consideration at the Annual Meeting.

The text of stockholder proposal No. 6 and supporting statement appear exactly as received. We are not responsible for the content of the stockholder proposal or supporting statement. The response from the Board and the recommendation on the stockholder proposal is presented immediately following the proposal.

Mr. John Chevedden, residing at 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, intends to present the following proposal and supporting statement at our Annual Meeting:

Proposal 6 – Support Special Shareholder Meeting Improvement

Shareholders ask our Board of Directors to remove the current provision that considers the voice of certain Advanced Micro Devices shareholders as non-shareholders. Currently all shares not held for one continuous year are considered non-shareholders if they seek to call for a special shareholder meeting on an important matter.

The current one-year exclusion for all shares held for less than one continuous year makes the current so-called shareholder right to call for a special shareholder meeting useless. There is no point to have useless right on the books of AMD.

The reason to enable all shareholders to call for a special shareholder meeting is to allow one shareholder or a group of shareholders to quickly acquire AMD shares to equal the challenging 20% share ownership requirement of all shares outstanding to call for a special shareholder meeting when there is an urgent matter to consider in order to incentivize a turnaround of AMD.

The best strategies for turning around a company do not necessarily come from a company’s existing shareholders.

If AMD is in an emergency situation, AMD shareholders and potential AMD shareholders will not even consider acquiring more shares in order to call for a special shareholder meeting, if they have wait one-year to call for a special shareholder meeting. A one-year holding period makes no sense. An emergency demands an immediate response.

The fact that one shareholder or a group of shareholders can quickly acquire more shares to call for a special shareholder meeting is an incentive for AMD Directors to avoid such an emergency situation in the first place since the continued service of certain AMD Directors could be terminated by a special shareholder meeting. This is a good incentive for the AMD Directors to have for the benefit of all shareholders.

At minimum this proposal alerts shareholders to the severe limitation baked into the current AMD rules for shareholders to call for a special shareholder meeting.

Please vote yes:

Support Special Shareholder Meeting Improvement — Proposal 6

BOARD STATEMENT IN RESPONSE TO STOCKHOLDER PROPOSAL NO. 6

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL NO. 6

The Board has carefully considered the proposal and believes that it is not in the best interests of our stockholders in light of the bylaw we adopted in advance of our 2024 annual meeting of stockholders, which provides stockholders holding no less than 20% of our capital stock continuously for at least one year with the right to call a special meeting of stockholders. Consequently, the Board UNANIMOUSLY recommends a vote AGAINST this proposal for the following reasons.

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ITEM 6—Stockholder Proposal No. 6 Requesting the Removal of the Holding Requirement to Call a Special Meeting (continued)

Our stockholders already have meaningful avenues to take action outside of annual meetings.

On February 13, 2024, after careful consideration and engagement with our stockholders, the Board amended our bylaws to give stockholders holding no less than 20% of our capital stock continuously for at least one year the right to call a special meeting. In addition, our bylaws allow for any action required or permitted to be taken at an annual or special meeting of stockholders to be taken through written consent, subject to the requirements outlined in the bylaws. As such, our existing bylaws provide our stockholders with significant ability to take action when needed in urgent situations.

The one-year holding requirement to call a special meeting provides a procedural safeguard against abuse, corporate waste, and activist investors with short-term goals.

Special meetings of stockholders can be disruptive to business operations, incur substantial expenses and harm long-term stockholder interests. The Board, management and employees must devote a significant amount of time and attention preparing for such meetings, which distracts from their primary focus of maximizing long-term financial returns for stockholders and operating our business in the best interest of stockholders. In addition, with each special meeting of stockholders, we must incur significant expenses in order to prepare the disclosures required for such meetings, print and distribute materials, solicit proxies and tabulate votes. As a result, special meetings of stockholders should be limited to circumstances where a substantial number of stockholders with a committed financial stake in the Company believe a matter is sufficiently urgent or extraordinary to justify calling a special meeting. We believe our current special meeting right, which includes a nominal one-year holding period, strikes the appropriate balance between ensuring that our stockholders have the ability to call a special meeting to act on extraordinary and urgent matters, while at the same time protecting against misuse of the special meeting right by a minority of stockholders who may not be acting in the long-term best interests of the Company and its stockholders.

Importantly, the one-year holding period serves as a protective mechanism against activist investors with short-term goals by ensuring that a special meeting of stockholders may only be called by a stockholder or group of stockholders with a vested stake in our Company. Eliminating the one-year holding requirement would allow individuals with short-term agendas to call a special meeting immediately after purchasing the Company’s stock. Enabling stockholders who have not held a financial stake in the Company for a meaningful period of time to call a special meeting would result in outsized attention and resources being devoted to special interests inconsistent with the long-term goals of the Company and at the expense of stockholders who seek a long-term investment in the Company. The nominal one-year holding requirement appropriately safeguards stockholder interests and prevents corporate waste, while preserving the ability for stockholders to call special meetings when appropriate. Furthermore, at our 2024 annual meeting of stockholders, our stockholders resoundingly rejected a stockholder proposal requesting that the Company allow stockholders holding just 10% of our stock, rather than 20%, to call a special meeting. Notably, that proposal did not include a one-year holding period, indicating stockholder concurrence with the safeguards, including the one-year holding period, established in our existing special meeting right.

In addition, the one-year holding period included in our bylaws is consistent with the minimum holding period established by the SEC under Rule 14a-8 of the Exchange Act, which enables a stockholder to include a proposal in an issuer’s proxy statement. In adopting the holding requirements under Rule 14a-8, the SEC indicated that the holding period should be calibrated such that a stockholder has some meaningful “economic stake or investment interest” in a company before the stockholder may draw on company and stockholder resources and command the time and attention of other stockholders to consider and vote on the proposal. Our Board believes the SEC’s reasoning is equally applicable to the Company’s one-year holding requirement for requesting a special meeting.

Our existing governance policies provide stockholders with meaningful opportunities to engage in Company affairs.

We are committed to regular stockholder engagement and strong and effective corporate governance policies that provide sufficient avenues for stockholders to meaningfully engage in Company affairs, and provide the Board the opportunity to take accountability and maintain a high level of transparency. We have a robust investor engagement program and regularly engage with key stockholders to discuss, among other items, governance issues to ensure that management and the Board understand and address issues that are important to the Company’s stockholders. Feedback from these engagements is provided to the Board who in turn decides whether enhancements to our

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ITEM 6—Stockholder Proposal No. 6 Requesting the Removal of the Holding Requirement to Call a Special Meeting (continued)

Company’s policies and practices are required to meet stockholder expectations relating to current issues or emerging trends. Our existing governance policies provide stockholders with numerous avenues to address and discuss our business and governance policies with the Board, and demonstrate our responsiveness and willingness to engage with stockholders and provide them with a meaningful voice.

For instance, our bylaws provide a proxy access right permitting certain of our stockholders who have beneficially owned 3% or more of our common stock continuously for at least three years to submit director nominations via our proxy materials for up to 20% of the directors then serving. In addition, our bylaws provide for the annual election of directors through simple majority voting. These corporate governance policies provide our stockholders with numerous opportunities to be heard and to engage directly with the Board. In light of these existing opportunities for stockholder engagement, together with the existing right to call a special meeting and the ability to act by written consent, the Board believes that eliminating the holding period requirement as requested by the proposal would not make a meaningful difference in our stockholders’ ability to engage with the Board or influence our business or governance policies.

FOR ALL THE REASONS ABOVE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL NO. 6.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement	101

2025 NOTICE OF MEETING AND PROXY STATEMENT

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the information in the “Compensation and Leadership Resources Committee’s Report” and “Audit and Finance Committee’s Report” of this proxy statement will not be incorporated by reference into any such filings, nor will it be deemed to be soliciting material or deemed filed with the SEC under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended. In addition, information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

AVAILABLE INFORMATION

Our Annual Report, which includes our audited financial statements for the fiscal year ended December 28, 2024, has accompanied this proxy statement. You may also access a copy of our Annual Report at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com. Upon your request, we will provide, without any charge, a copy of our most recent Annual Report on Form 10-K filed with the SEC. Requests should be directed to our Corporate Secretary at Advanced Micro Devices, Inc., 2485 Augustine Drive, Santa Clara, California 95054 or by email to Corporate.Secretary@amd.com.

Important notice regarding Internet availability of proxy materials: This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 are available at www.proxyvote.com and on the Investor Relations pages of our website at www.amd.com or ir.amd.com.

AMD, the AMD arrow logo and combinations thereof are either trademarks or registered trademarks of Advanced Micro Devices, Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

102	ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF ADVANCED MICRO DEVICES, INC.

Advanced Micro Devices, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”) does hereby certify that:

1. The name of this corporation is Advanced Micro Devices, Inc. The Original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 1, 1969.

2. This Amended and Restated Certificate of Incorporation restates and further amends the Certificate of Incorporation of the Corporation and has been adopted and approved in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

3. The text of the Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

FIRST. The name of the corporation is ADVANCED MICRO DEVICES, INC.

SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle [19801].1 The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

FOURTH. [The total number of shares of stock which the corporation shall have authority to issue is Four Billion and One Million (4,001,000,000), of which Four Billion (4,000,000,000) shares shall be Common Stock of the par value of One Cent ($0.01) per share and One Million (1,000,000) shares shall be Serial Preferred Stock of the par value of Ten Cents ($0.10) per share.]2

The designations and powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each class of stock of the corporation shall be as follows:

(A) Serial Preferred Stock

(1)

The Serial Preferred Stock may be issued from time to time in one or more series and shall have such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be fixed by this Certificate of Incorporation or by resolution of the Board of Directors providing for the issue of each such series. The Board of Directors is vested with authority to fix variations in voting powers and in any of the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as being between series of Serial Preferred Stock including, without limitation, variations in the following:

(a)

The distinctive designation of each series and the number of shares which shall constitute each series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

(b)

The annual rate of dividends payable on shares of each series, the conditions upon which, and the dates when, such dividends shall be payable and the dates (if any) from which dividends shall be cumulative;

(c)	The time or times when and the price or prices at which shares of each series shall be redeemable;

(d)	The obligation, if any, of the corporation to acquire shares or each series for retirement as a sinking fund;

(e)	The granting, denial or limitation of voting rights of shares of each series;

(f)	The amount or amounts per share of each series payable in the event of any voluntary liquidation, dissolution or winding up of the corporation; and

1	The amendment as set forth in this bracketed provision will be included in the Amended and Restated Certificate of Incorporation if Item 5 is approved by the stockholders of the Company.
2	The amendments as set forth in this bracketed provision will be included in the Amended and Restated Certificate of Incorporation if Item 4 is approved by the stockholders of the Company.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement A-1

2025 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

(g)

The rights, if any, of the holders of shares of each series to convert such shares into or exchange such shares for Common Stock or shares of any other series of Serial Preferred Stock and the terms and conditions of such conversion or exchange, including any provisions for the subsequent adjustment of any such conversion or exchange rights.

Subject to variations in the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as between series of Serial Preferred Stock fixed by resolution of the Board of Directors in accordance with this Paragraph (A)(1), each share of Serial Preferred Stock shall be equal to every other share of Serial Preferred Stock.

The voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of each series of Serial Preferred Stock shall before the issuance of each series of Serial Preferred Stock, be set forth in a certificate filed pursuant to the Delaware General Corporation Law.

(B) Common Stock

(1)

After the requirements with respect to preferential dividends upon all classes and series of stock entitled thereto shall have been paid or declared and set apart for payment and after the corporation shall have complied with all requirements, if any with respect to the setting aside of sums as a sinking fund or for a redemption account on any class of stock, then and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

(2)

After distribution in full of the preferential amounts to be distributed to the holders of all classes and series of stock entitled thereto in the event of a voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the corporation.

(3)

Each holder of Common Stock shall have one vote in respect of each share of such stock held by him, subject, however, to such special voting rights by class as are or may be granted to holders of Serial Preferred Stock with respect to the election of a limited number of directors upon default by the corporation in the payment of dividends of such Serial Preferred Stock.

FIFTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

To make, alter or repeal the Bylaws of the corporation.

When and as authorized by the affirmative vote of the holders of two- thirds of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of two-thirds of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best of interests of the corporation.

SIXTH. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation. Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

SEVENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

EIGHTH. [A director or an officer of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or an officer, except liability (i) for any breach of the director’s or the officer’s duty of loyalty to the corporation or its stockholders, (ii) for acts or

A-2 ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement

2025 NOTICE OF MEETING AND PROXY STATEMENT

Exhibit A (continued)

omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for a director only, under Section 174 of the Delaware General Corporation Law, (iv) for any transaction from which the director or the officer derived an improper personal benefit, or (v) for an officer only, in any action by or in the right of the corporation.

If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then the liability or a director or an officer of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or an officer of the corporation for acts or omissions of such director or officer occurring prior to such amendment.]3

IN WITNESS WHEREOF, Advanced Micro Devices, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by Linda Lam, its Assistant Secretary this [__] day of [ _], 2025.

By:
Linda Lam

3	The amendments as set forth in this bracketed provision will be included in the Amended and Restated Certificate of Incorporation if Item 5 is approved by the stockholders of the Company.

ADVANCED MICRO DEVICES, INC. | 2025 Proxy Statement A-3

ADVANCED MICRO DEVICES, INC. PROXY SERVICES C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940	VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 13, 2025. Have your proxy card in hand when you access the website, the control number that is printed in the box marked by the arrow below available, and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AMD2025

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 13, 2025. Have your proxy card in hand when you call, the control number that is printed in the box marked by the arrow below available, and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65968-P23304	KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

ADVANCED MICRO DEVICES, INC.
The Board of Directors recommends you vote FOR the following nominees and proposals:

1.	Election of Directors.

	Nominees:		For	Against	Abstain			For	Against	Abstain
	1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h.	Nora M. Denzel Michael P. Gregoire Joseph A. Householder John W. Marren Jon A. Olson Lisa T. Su Abhi Y. Talwalkar Elizabeth W. Vanderslice	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐	2.	Ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year.	☐	☐	☐
3.

Approve on a non-binding, advisory basis the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission.

								☐	☐	☐
4.

Approve an amendment and restatement of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 2.25 billion shares to 4.0 billion shares.

								☐	☐	☐
5.

Approve an amendment and restatement of our Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change.

								☐	☐	☐
						The Board of Directors recommends you vote AGAINST the following proposal:		For	Against	Abstain
						.6.	Stockholder proposal requesting removal of the requirement that stockholders to call a special meeting must have held their shares for at least 1 year, if properly presented at the Annual Meeting.	☐	☐	☐
						7.	Transact any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the stock is issued in the name of two or more persons, all of them should sign the proxy. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2485 Augustine Drive

Santa Clara, CA 95054

(408) 749-4000

You are cordially invited to attend our 2025 Annual Meeting of Stockholders to be held on Wednesday, May 14, 2025 at 9:00 a.m. Pacific Time. Our 2025 Annual Meeting of Stockholders will be held virtually via the Internet at www.virtualshareholdermeeting.com/AMD2025.

Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Stockholders of record at the close of business on March 19, 2025 and holders of proxies for those stockholders may attend and vote at our annual meeting.

Stockholders at the close of business on March 19, 2025 may also ask questions and vote at our annual meeting via the Internet. We hope this will allow our stockholders the opportunity to participate in our annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 28, 2024 are available at www.proxyvote.com.

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V65969-P23304

PROXY

ADVANCED MICRO DEVICES, INC.

Annual Meeting of Stockholders on May 14, 2025

This proxy is solicited by the Board of Directors

The undersigned appoint(s) LISA T. SU and AVA M. HAHN as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2025 Proxy Statement related to the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. (AMD) to be held on Wednesday, May 14, 2025 and at any adjournment(s) or postponement(s) thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof.

If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholder will vote FOR the election of the eight director nominees listed on the reverse side, FOR the ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year, FOR the approval on a non-binding, advisory basis the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, FOR the approval of an amendment and restatement of AMD’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares, FOR the approval of an amendment and restatement of AMD’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law and to make a non-substantive change, AGAINST the stockholder proposal requesting removal of the requirement that stockholders to call a special meeting must have held their shares for at least a year, if properly presented at the Annual Meeting, and in the discretion of the proxyholder, on other matters that may properly be presented at the meeting.

The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

Continued and to be signed on reverse side